UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06526

Boston Trust Walden Funds
(Exact name of registrant as specified in charter)

One Beacon Street, Boston MA			02108
(Address of principal executive offices)			(Zip code)

4400 Easton Commons, Columbus, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-282-8782

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2019

Item 1.	Reports to Stockholders.

Annual Report

December 31, 2019

Boston Trust Walden Funds

Principled Investing.

Boston Trust Asset Management Fund	Walden Balanced Fund
Boston Trust Equity Fund	(formerly known as the Walden Asset Management Fund)
Boston Trust Midcap Fund	Walden Equity Fund
Boston Trust SMID Cap Fund	Walden Midcap Fund
Boston Trust Small Cap Fund	Walden SMID Cap Fund
Walden Small Cap Fund
Walden International Equity Fund

This page intentionally left blank.

Table of Contents	Annual Report
December 31, 2019

Boston Trust Walden Funds Economic and Market Summary	3

Boston Trust Asset Management Fund
Manager Commentary	4
Investment Performance	5
Schedule of Portfolio Investments	12
Financial Statements	14
Financial Highlights	16

Boston Trust Equity Fund
Manager Commentary	4
Investment Performance	5
Schedule of Portfolio Investments	17
Financial Statements	18
Financial Highlights	20

Boston Trust Midcap Fund
Manager Commentary	6
Investment Performance	7
Schedule of Portfolio Investments	21
Financial Statements	22
Financial Highlights	24

Boston Trust SMID Cap Fund
Manager Commentary	8
Investment Performance	9
Schedule of Portfolio Investments	25
Financial Statements	26
Financial Highlights	28

Boston Trust Small Cap Fund
Manager Commentary	10
Investment Performance	11
Schedule of Portfolio Investments	29
Financial Statements	30
Financial Highlights	32

Annual ESG Impact Report	34

Walden Balanced Fund
Manager Commentary	36
Investment Performance	37
Schedule of Portfolio Investments	46
Financial Statements	48
Financial Highlights	50

Walden Equity Fund
Manager Commentary	36
Investment Performance	37
Schedule of Portfolio Investments	51
Financial Statements	52
Financial Highlights	54

Walden Midcap Fund
Manager Commentary	38
Investment Performance	39
Schedule of Portfolio Investments	55
Financial Statements	56
Financial Highlights	58

Walden SMID Cap Fund
Manager Commentary	40
Investment Performance	41
Schedule of Portfolio Investments	59
Financial Statements	60
Financial Highlights	62

Walden Small Cap Fund
Manager Commentary	42
Investment Performance	43
Schedule of Portfolio Investments	63
Financial Statements	64
Financial Highlights	66

Walden International Equity Fund
Manager Commentary	44
Investment Performance	45
Schedule of Portfolio Investments	67
Financial Statements	69
Financial Highlights	71

Notes to Financial Statements	72
Report of Independent Registered Public Accounting Firm	80
Supplementary Information	81
Investment Adviser Contract Approval	86
Information About Trustees and Officers	88

Boston Trust Walden Inc., a subsidiary of Boston Trust Walden Company, serves as investment adviser (the “Adviser”) to the Boston Trust Walden Funds and receives a fee for its services. Boston Trust Walden Company provides certain administrative, operational, and investment support functions for the Adviser and is paid a fee for these services by the Adviser.

Shares of the Funds are not deposits of, obligations of, or guaranteed by Boston Trust Walden Company or its affiliates, nor are they federally insured by the FDIC. Investments in the Funds involve investment risks, including the possible loss of principal. Funds are distributed by Foreside Financial Services, LLC.

The foregoing information and opinions are for general information only. The Boston Trust Walden Funds and Boston Trust Walden Company do not assume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to change without notice, are for general information only, and are not intended as an offer or solicitation with respect to the purchase or sale of any security or offering individual or personalized investment advice. Portfolio composition is as of December 31, 2019 and is subject to change without notice.

The Boston Trust Walden Funds may invest in foreign securities, which may involve risk not typically associated with U.S. investments.

To reduce expenses, we may only mail one copy of the Funds’ shareholder updates, such as their prospectus, annual report, and semi-annual report, to those addresses shared by two or more accounts. If you are a direct shareholder and wish to receive individual copies of these documents, please call us at 1-800-282-8782 x7050. If you are not a direct shareholder, please contact your financial institution to opt out of householding. We will begin sending you individual copies thirty days after receiving your request.

Important Notice: The Securities and Exchange Commission will permit funds to deliver shareholder reports electronically beginning January 1, 2021. At that time, the Boston Trust Walden Funds will send a notice, either by mail or email, each time your fund’s updated report is available on our website (www.bostontrustwalden.com). Investors enrolled in electronic delivery will receive the notice by email with links to the updated report. Investors who are not enrolled in electronic delivery by January 1, 2021 will receive the notice in the mail. All investors who prefer to receive shareholder reports in paper may, at any time, choose that option free of charge by calling 1-800-282-8782 x7050.

This page intentionally left blank.

Boston Trust Walden Funds

Boston Trust Walden Funds	Domenic Colasacco, CFA
Economic and Market Summary	Portfolio Manager
(Unaudited)	Boston Trust Walden Inc.

The expression “what a difference a year makes” has been an apt summary of the stock market environment on many occasions during my now 50-year career as a money manager. In only a handful of times, however, has investor perception about the stock market outlook changed as much as it did over the past twelve months. Last year, as I sat down to write the year-end 2018 edition of this report, we had just endured a 20% drop in the S&P 500 Index1. At the time, media headlines were filled with predictions that the long-awaited economic recession would finally arrive in 2019, fostered by a combination of weaker global economies, growing trade tensions, and what many investors viewed as a misguided rising interest rate policy by the Federal Reserve Board (the Fed).

With the benefit of hindsight, we know now that the recession forecasts were incorrect. Stock prices began to recover early in 2019, soon after Fed Chairman Powell announced a revised interest rate policy. By April, the prior 20% price drop had been entirely recouped. Stock prices continued to rise at a comparatively steady pace over the summer and fall months, supported by a series of economic reports that eased investors’ recession fears. At year-end, the S&P 500 Index closed near a record level, posting a total return of 31.49% for the calendar year. The gain computes to an even more dramatic 40.25% if measured from the lowest point of the fourth quarter 2018 price decline, which occurred on December 24, 2018.

Historically, large changes in stock values—up or down—over comparatively short time periods usually have been accompanied by significant economic or political events. Given the minimal changes in domestic and global economies, that was not the case in 2019. Rather, the past year was a classic example of the importance of investor perception about the business outlook, and what can happen when widely accepted perceptions prove to be incorrect.

Shareholders may recall that we did not share the economic pessimism that became widespread a year ago. That view led us to keep the equity allocations in both the Boston Trust Asset Management Fund and Walden Balanced Fund near the upper-end of their specified policy ranges throughout 2019. In all of our Funds, we also retained broad exposure to individual companies that we believed were well positioned to benefit comparatively from the modest GDP1 growth, low interest rate environment we have enjoyed during the past decade. These core investment decisions allowed our Funds to participate in last year’s outstanding stock market advance.

Writing these economic updates has been a pleasant exercise for much of the past decade. Despite intermittent forecasts by many economists and stock market pundits that a recession was looming, core economic trends have not changed appreciably since 2010. Throughout this period, here in the United States we have enjoyed real GDP growth of about 2% to 3% per annum. Employment, personal income and corporate profits have also expanded, all without any substantive spikes in either inflation or interest rates. Internationally, Japan and the Eurozone have only muddled through, but many emerging economies, especially China and other key Asian countries, performed well, leading to an overall global GDP growth rate slightly above our own.

As we begin both a new year and new decade, the type of economic factors that ordinarily lead to a recession and longer-lasting bear market are still not apparent to us. Unless economic conditions deteriorate, we expect to continue to retain equity allocations in our two stock/bond blended funds near the upper-end of their policy ranges.

[1]	The Standard & Poor’s 500 Index (S&P 500) is widely regarded as a gauge of the U.S. equities market and includes 500 of the largest publicly traded U.S. companies. The Gross Domestic Product (GDP) is the value of goods and services produced in a given country in a given year.

Boston Trust Asset Management Fund

Boston Trust Equity Fund

December 31, 2019

Domenic Colasacco, CFA

Lead Portfolio Manager

Amy Crandall Kaser, CFP®

Portfolio Manager

Jason T. O’Connell, CFA, CAIA, CFP®

Portfolio Manager

Boston Trust Walden Inc.

Asset Management Fund Objective

The Fund seeks long-term capital growth and income through an actively managed portfolio of stocks, bonds, and money market instruments.

Equity Fund Objective

The Fund seeks long-term capital growth through an actively managed portfolio of stocks.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Foreign investing involves risks not typically associated with U.S. investments, including adverse political, social and economic developments and differing auditing and legal standards. These risks are magnified in emerging markets.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Intermediate-term, higher quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Cash equivalents offer low risk and low return potential.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

Stocks, as measured by the S&P 500 Index, rose by 31.49% in 2019. Bond indices were also well into positive territory, with the Bloomberg Barclays U.S. Government/Credit Bond Index posting a 9.71% total return for the year. 2019 marked the best simultaneous year for stocks and bonds since 1998. The Boston Trust Asset Management Fund and the Boston Trust Equity Fund both fully participated. The Boston Trust Asset Management Fund’s 2019 total return of 25.81%† was among the best calendar year gains since the Fund’s inception in 1995, while the Boston Trust Equity Fund’s 31.74%† total return was, in fact, its best year since that Fund’s inception in 2003.

As pleasant as it is to report an attractive absolute and relative calendar year return, our recent discussions with shareholders suggest that there is widespread concern about the sustainability of the past year’s stock market gain. We agree that a decline in stock prices is possible at any time. In thinking about how best to position the Boston Trust Asset Management Fund in an always-uncertain world, over the years we have found that it is helpful to try to discern the likely catalysts of a potential future stock market decline. One possibility is a repeat of the year ago experience, which was driven mostly by a change in investor perception about near-term business prospects rather than a substantial deterioration in economic conditions. These types of declines occur frequently and can be significant and scary. Yet they are virtually impossible to time correctly and are best considered part of the cost of being a successful long-term investor.

The other potential reason for the next substantial stock market decline will be a deterioration in key economic segments that leads to an actual recession. These types of declines occur less frequently but are usually longer lasting and more severe. We did not have a recession during the past ten years. There were two recessions during the prior decade, however, and in each case aggregate stock values dropped by close to 50%. Unfortunately, in their initial stages, the two types of stock market declines are difficult to distinguish. In managing the Boston Trust Asset Management Fund, our usual approach has been to wait until there is clear evidence an economic decline is inevitable before moving to a more defensive investment position. The last time we took such a step was during 2007 and 2008, before the depths of the financial crisis. This approach accepts greater initial downside risk, nevertheless avoids being whipsawed by the more frequent, perception driven stock market declines. It is worth noting that in both Funds, regardless of where we are in the economic cycle, we remain committed to our approach of investing in companies with sustainable business models and strong financial underpinnings. Emphasis in a diversified portfolio of such higher-quality stocks has allowed the Funds’ equity portfolios to participate in rising markets yet hold up comparatively well during the intermittent periods of stock market downturns we have endured since 2010.*

In addition to a potential recession, a few shareholders have expressed concern that current stock valuations are too high. There is no question that stocks generally are more expensive today than they were a year ago, primarily because corporate profits did not increase much during 2019. Specifically, the oft-referenced price-to-earnings ratio1 for the S&P 500 is now close to 20x, compared to 16x or so at the end of 2018. Lower starting valuations almost always give us more confidence about future stock market returns. Nonetheless, we are inclined to view 2018 year-end valuations, which were driven down by recession fears, as the outlier. The price-to-earnings ratio of the S&P 500 has been close to 20x for most of the time since 2013, the last calendar year the S&P 500 increased by close to 30%. The S&P 500 total return has still managed to average about 12% per annum since then, though, helped by the sharp increase in corporate profits over the past six years. We expect profit growth to moderate over the next several years, then again, in our opinion, even modest profit increases should allow stock returns to exceed the low 1% to 3% interest rates available in bonds and money market instruments, provided a favorable economic environment should continue.

†	The recent appreciation in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

*	Portfolio composition is subject to change.

[1]	The price-to-earnings ratio (P/E Ratio) is a valuation ratio of a company’s current share price to its per-share earnings.

Investment Performance (Unaudited)	Boston Trust Asset Management Fund
Boston Trust Equity Fund
December 31, 2019

	For the periods ended 12/31/19
	Average Annual Total Returns
							Since	Since
							Inception	Inception
	1 Year	3 Years	5 Years	10 Years	15 Years	20 Years	(12/1/95)	(10/1/03)
Boston Trust Asset Management Fund	25.81%†	12.89%	9.60%	10.28%	7.78%	6.92%	8.41%	—
Boston Trust Equity Fund	31.74%†	15.71%	11.35%	12.32%	8.59%	—	—	9.21%
S&P 500 Index	31.49%	15.27%	11.70%	13.56%	9.00%	6.06%	9.25%	9.59%
Bloomberg Barclays U.S. Government/Credit Bond Index	9.71%	4.35%	3.23%	3.96%	4.21%	5.14%	5.14%	4.14%
FTSE 3 Month US T-Bill Index	2.25%	1.65%	1.05%	0.56%	1.33%	1.69%	2.26%	1.31%

Hypothetical Growth of a $100,000 Investment

Boston Trust Asset Management Fund

Fund Net Asset Value:	$55.17
Gross Expense Ratio[1]:	0.93%

Boston Trust Equity Fund

Fund Net Asset Value:	$29.55
Gross Expense Ratio[1]:	0.92%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

[1]	The Gross Expense Ratio is from each Fund’s most recent prospectus, dated May 1, 2019. Additional information pertaining to each Fund’s expense ratio as of December 31, 2019 can be found in the financial highlights included in this report.

†	The recent appreciation in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

The above charts represent a 10-year hypothetical $100,000 investment in the Boston Trust Asset Management Fund and the Boston Trust Equity Fund, and includes the reinvestment of dividends and capital gains in the Funds. The returns shown on the table and the graphs do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Boston Trust Asset Management Fund is measured against a combination of equity and fixed income indices. The Boston Trust Equity Fund is measured against the Standard & Poor’s 500 Index (“S&P 500”), which is widely regarded as a gauge of the U.S. equities market, includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also widely viewed as a proxy for the total market. The Bloomberg Barclays U.S. Government/Credit Index includes Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year), government-related issues (e.g., agency, sovereign, supranational, and local authority debt), and USD Corporates. The Bloomberg Barclays U.S. Government/Credit Bond Index is a component of the Bloomberg Barclays U.S. Aggregate Bond Index. The FTSE 3 Month US T-Bill Index reflects monthly return equivalents of yield averages that are not marked to the market. The index is an average of the last three-month treasury bill issues. The three-month treasury bills are the short-term debt obligations of the U.S. Government. The indexes are unmanaged and their performance does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds’ performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Boston Trust Midcap Fund

December 31, 2019

Stephen J. Amyouny, CFA

Lead Portfolio Manager

Belinda Cavazos, CFA

Portfolio Manager

Richard Q. Williams, CFA

Portfolio Manager

Boston Trust Walden Inc.

Fund Objective

The Fund seeks long-term capital growth through an actively managed portfolio of stocks of middle capitalization (“mid cap”) companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Mid cap funds typically carry additional risks since smaller companies generally have a higher risk of failure.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

The Russell Midcap® Index rose 30.54% in 2019, a strong rebound after the prior year’s -9.06% return. The Boston Trust Midcap Fund participated in the market’s strong rise but the 28.59%† total return underperformed the index modestly for the year. For the trailing three-, five-, and ten-year periods, the Fund is ahead of the index, with less volatility.†

Our analysis of 2019 suggests there were crosscurrents affecting our performance. The higher-quality stocks we favor outperformed the index, but our valuation discipline was a headwind, as more reasonably valued stocks underperformed for the year. At the sector level, information technology drove relative underperformance, while energy and health care were the top relative contributors in 2019. Underperformance in information technology was driven by our underweight to semiconductors, as well as unfavorable security selection. Within energy, relative performance was aided by our underweight to the sector and positive security selection in energy equipment and services.*

Outlook

The underlying fundamentals of the U.S. economy remain solid. Furthermore, recent interest rate cuts by the U.S. Federal Reserve Board have decreased the risk of a severe domestic slowdown, and the economies of key trading partners appear to be stabilizing. There has also been progress on the trade front with the recent signing of a new trade agreement with Canada and Mexico, and positive steps towards resolution of ongoing disputes with China. The upcoming U.S. election is one area likely to generate uncertainty in 2020, and there is the obvious risk of unforeseen geopolitical events affecting markets. Our base case outlook is that fundamentals for the U.S. equity market will remain favorable, although the recent pace of strong market appreciation may be difficult to sustain.

We see multiple paths for the Boston Trust Midcap Fund to continue to add value, including superior company fundamentals and the portfolio’s reasonable valuation profile relative to the index. We remain focused on constructing a well-diversified portfolio of higher quality; reasonably valued companies that we believe can generate greater economic returns across a full market cycle. This combination of superior fundamentals and reasonable valuation relative to the index gives us confidence the Fund is well positioned for the future.

†	The recent appreciation in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

*	Portfolio composition is subject to change.

Investment Performance (Unaudited)	Boston Trust Midcap Fund
December 31, 2019

	For the periods ended 12/31/19
	Average Annual Total Returns
						Since
						Inception
	1 Year		3 Years	5 Years	10 Years	(9/24/07)
Boston Trust Midcap Fund	28.59	%†	14.25%	10.77%	13.38%	9.82%
Russell Midcap® Index	30.54%		12.06%	9.33%	13.19%	8.65%

Hypothetical Growth of a $100,000 Investment

†	The recent appreciation in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

The above chart represents a 10-year hypothetical $100,000 investment in the Boston Trust Midcap Fund, and includes the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and the graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Boston Trust Midcap Fund is measured against the Russell Midcap® Index, which is an unmanaged index that tracks the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market capitalization and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Fund Net Asset Value:	$19.55
Gross Expense Ratio[1]:	0.98%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

[1]	The Gross Expense Ratio is from the Fund’s most recent prospectus, dated May 1, 2019. Additional information pertaining to the Fund’s expense ratio as of December 31, 2019 can be found in the financial highlights included in this report.

Boston Trust SMID Cap Fund
December 31, 2019

Kenneth P. Scott, CFA

Lead Portfolio Manager

Belinda Cavazos, CFA

Portfolio Manager

Richard Q. Williams, CFA

Portfolio Manager

Boston Trust Walden Inc.

Fund Objective

The Fund seeks long-term capital growth through an actively managed portfolio of stocks of small to middle capitalization (“smid cap”) companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Smid cap companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

For the full year, the Russell 2500™ Index returned 27.77%, a strong rebound from 2018’s -10.00% decline. The Boston Trust SMID Cap Fund returned 26.74%†, modestly trailing the index. The Fund has outperformed the index for the trailing three- and five-year periods, with less risk.

Higher-quality stocks generally performed in line with the index for the year, which explains the Fund’s ability to participate in the strong market. Relative performance was most favorable in the financials sector, due to the Fund’s overweight to and performance of its capital markets stocks. Information technology was the leading detractor from relative results for the year due to a combination of style headwinds and unfavorable security selection.*

Outlook

The underlying fundamentals of the U.S. economy remain solid. Furthermore, recent interest rate cuts by the U.S. Federal Reserve Board have decreased the risk of a severe domestic slowdown, and the economies of key trading partners appear to be stabilizing. There has also been progress on the trade front with the recent signing of a new trade agreement with Canada and Mexico, and positive steps towards resolution of ongoing disputes with China. The upcoming U.S. election is one area likely to generate uncertainty in 2020, and there is the ongoing risk of unforeseen geopolitical events affecting markets. Our base case outlook is that fundamentals for the U.S. equity market will remain favorable, although the recent pace of strong market appreciation may be difficult to sustain, especially given the earnings growth deceleration we observed throughout 2019.

We see multiple paths for the Boston Trust SMID Cap Fund to continue to add value, including superior company fundamentals and the Fund’s valuation discount to the index. We remain focused on constructing a well-diversified fund of higher quality; reasonably valued companies that we believe can generate greater economic returns across a full market cycle. Compared to the index, the Fund is invested in companies with higher and more stable returns on invested capital, stronger balance sheets, and sustainable growth. Despite this higher-quality financial profile, valuation for the Fund currently stands at an average operating price/earnings ratio (P/E ratio)1 of 24x, a discount to the Russell 2500™ operating P/E of 32x. We believe the combination of superior fundamentals and more reasonable valuation relative to the index provides confidence that the Fund is well positioned for the future.

†	The recent appreciation in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

*	Portfolio composition is subject to change.

[1]	The price-to-earnings ratio (P/E Ratio) is a valuation ratio of a company’s current share price to its per-share earnings.

Investment Performance (Unaudited)	Boston Trust SMID Cap Fund
December 31, 2019

	For the periods ended 12/31/19
	Average Annual Total Returns
					Since
					Inception
	1 Year		3 Years	5 Years	(11/30/11)
Boston Trust SMID Cap Fund[1]	26.74	%†	12.30%	10.66%	12.01%
Russell 2500™ Index	27.77%		10.33%	8.93%	12.83%

Hypothetical Growth of a $1,000,000 Investment

†	The recent appreciation in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

The above chart represents a hypothetical $1,000,000 investment in the Boston Trust SMID Cap Fund from November 30, 2011 to December 31, 2019, and includes the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and the graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Boston Trust SMID Cap Fund is measured against the Russell 2500™ Index, which is an unmanaged index that tracks the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500™ Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Fund Net Asset Value:	$17.90
Gross Expense Ratio[1]:	0.98%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. Returns less than one year are not annualized. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

[1]	The Gross Expense Ratio is from the Fund’s most recent prospectus, dated May 1, 2019. The contractual fee limit under the Fund’s expense limitation agreement is 0.75% of the Fund’s average annual net assets, subject to certain limitations as described in the Fund’s prospectus. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of December 31, 2019 can be found in the financial highlights included in this report. The investment performance may reflect fee reductions. If such fee reductions had not occurred, the quoted performance would have been lower. The contractual fee waiver continues through May 1, 2020 and may be renewed thereafter.

Boston Trust Small Cap Fund
December 31, 2019

Kenneth P. Scott, CFA

Lead Portfolio Manager

Belinda Cavazos, CFA

Portfolio Manager

Richard Q. Williams, CFA

Portfolio Manager

Boston Trust Walden Inc.

Fund Objective

The Fund seeks long-term capital growth through an actively managed portfolio of stocks of small capitalization (“small cap”) companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Small cap funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

For the full year, the Russell 2000® returned 25.52%, a strong rebound from 2018’s -11.01% decline. Despite the Fund’s underperformance in the fourth quarter, the Boston Trust Small Cap Fund outperformed the index by a wide margin with a total return of 29.88%† for the year 2019. The Fund has also outperformed the index for the trailing three-, and five-year periods, with less risk.

The strong relative performance in 2019 was driven primarily by favorable stock selection, as higher-quality stocks lagged the index. Relative performance was favorable across most sectors and only stocks in the consumer discretionary and utilities sectors detracted from results. The headwind to quality was particularly evident in those two lagging sectors.*

Outlook

The underlying fundamentals of the U.S. economy remain solid. Furthermore, recent interest rate cuts by the U.S. Federal Reserve Board have decreased the risk of a severe domestic slowdown, and the economies of key trading partners appear to be stabilizing. There has also been progress on the trade front with the recent signing of a new trade agreement with Canada and Mexico, and positive steps towards resolution of ongoing disputes with China. The upcoming U.S. election is one area likely to generate uncertainty in 2020, and there is the ongoing risk of unforeseen geopolitical events affecting markets. Our base case outlook is that fundamentals for the U.S. equity market will remain favorable, although the recent pace of strong market appreciation may be difficult to sustain, especially given the earnings growth deceleration we observed throughout 2019.

We see multiple paths for the Boston Trust Small Cap Fund to continue to add value, including superior company fundamentals and the Fund’s valuation discount to the index. We remain focused on constructing a well-diversified portfolio of higher quality, reasonably valued companies that we believe can generate greater economic returns across a full market cycle. Compared to the index, the Fund is invested in companies with higher and more stable returns on invested capital, stronger balance sheets, and sustainable growth. Despite this higher quality financial profile, valuation for the Fund currently stands at an average operating price/earnings ratio (P/E ratio)1 of 24x, half the Russell 2000® operating P/E of 48x. We believe the combination of superior fundamentals and more reasonable valuation relative to the index provides confidence that the Fund is well positioned for the future.

†	The recent appreciation in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

*	Portfolio composition is subject to change.

[1]	The price-to-earnings ratio (P/E Ratio) is a valuation ratio of a company’s current share price to its per-share earnings.

Investment Performance (Unaudited)	Boston Trust Small Cap Fund
December 31, 2019

	For the periods ended 12/31/19
	Average Annual Total Returns
								Since
								Inception
	1 Year		3 Years	5 Years	10 Years	15 Years	20 Years	(12/31/94)
Boston Trust Small Cap Fund[1]	29.88	%†	11.08%	10.23%	11.64%	9.07%	10.58%	11.01%
Russell 2000® Index	25.52%		8.59%	8.23%	11.83%	7.92%	7.59%	9.35%

Hypothetical Growth of a $100,000 Investment

†	The recent appreciation in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

The above chart represents a 10-year hypothetical $100,000 investment in the Boston Trust Small Cap Fund and includes the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and the graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Boston Trust Small Cap Fund is measured against the Russell 2000® Index, which is an unmanaged index that tracks the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Fund Net Asset Value:	$14.62
Gross Expense Ratio[1]:	1.09%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

[1]	The Gross Expense Ratio is from the Fund’s most recent prospectus, dated May 1, 2019. The contractual fee limit under the Fund’s expense limitation agreement is 1.00% of the Fund’s average annual net assets, subject to certain limitations as described in the Fund’s prospectus. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of December 31, 2019 can be found in the financial highlights included in this report. The investment performance may reflect fee reductions. If such fee reductions had not occurred, the quoted performance would have been lower. The contractual fee waiver continues through May 1, 2020 and may be renewed thereafter.

Schedule of Portfolio Investments	Boston Trust Asset Management Fund December 31, 2019

Security Description	Shares	Fair Value ($)
Common Stocks (79.8%)
Communication Services (7.2%)
Alphabet, Inc., Class A (a)	2,000	2,678,780
Alphabet, Inc., Class C (a)	16,500	22,060,830
Charter Communications, Inc., Class A (a)	1,000	485,080
Comcast Corp., Class A	230,000	10,343,100
Omnicom Group, Inc.	40,000	3,240,800
Verizon Communications, Inc.	101,000	6,201,400
		45,009,990
Consumer Discretionary (4.9%)
Autoliv, Inc.	37,000	3,123,170
Nike, Inc., Class B	127,500	12,917,025
Ross Stores, Inc.	30,000	3,492,600
Starbucks Corp.	115,000	10,110,800
The Tjx Cos., Inc.	10,000	610,600
		30,254,195
Consumer Staples (7.1%)
Church & Dwight Co., Inc.	70,000	4,923,800
Costco Wholesale Corp.	52,000	15,283,840
Diageo Plc, Sponsored Adr	27,500	4,631,550
Mccormick & Co., Inc.	29,500	5,007,035
Pepsico, Inc.	32,500	4,441,775
Procter & Gamble Co.	25,000	3,122,500
Sysco Corp.	60,000	5,132,400
The Hershey Co.	10,000	1,469,800
		44,012,700
Energy (1.9%)
Chevron Corp.	25,000	3,012,750
Conocophillips	54,000	3,511,620
Exxon Mobil Corp.	80,000	5,582,400
		12,106,770
Financials (14.7%)
American Express Co.	59,000	7,344,910
Berkshire Hathaway, Inc., Class B (a)	62,500	14,156,250
Chubb Ltd.	37,000	5,759,420
Cincinnati Financial Corp.	69,000	7,255,350
Comerica, Inc.	37,500	2,690,625
Commerce Bancshares, Inc.	35,176	2,389,857
Jpmorgan Chase & Co.	110,000	15,334,000
M&T Bank Corp.	17,500	2,970,625
Northern Trust Corp.	54,000	5,736,960
Pnc Financial Services Group, Inc.	50,000	7,981,500
State Street Corp.	20,000	1,582,000
T. Rowe Price Group, Inc.	50,000	6,092,000
Truist Financial Corp.	100,000	5,632,000
U.s. Bancorp	110,000	6,521,900
		91,447,397
Health Care (11.5%)
Becton, Dickinson & Co.	55,000	14,958,350
Dentsply Sirona, Inc.	56,000	3,169,040
Edwards Lifesciences Corp. (a)	45,000	10,498,050
Henry Schein, Inc. (a)	54,000	3,602,880
Johnson & Johnson, Inc.	50,000	7,293,500
Medtronic Plc	20,000	2,269,000
Merck & Co., Inc.	44,000	4,001,800
Mettler-Toledo International, Inc. (a)	8,500	6,742,880
Stryker Corp.	25,000	5,248,500
Unitedhealth Group, Inc.	35,000	10,289,300
Varian Medical Systems, Inc. (a)	22,500	3,195,225
Waters Corp. (a)	2,000	467,300
		71,735,825

	Shares or
	Principal
	Amount ($)
Industrials (8.9%)
3M Co.	44,000	7,762,480
Donaldson Co., Inc.	81,000	4,667,220
Emerson Electric Co.	1,000	76,260
Expeditors International Of Washington, Inc.	37,500	2,925,750
Honeywell International, Inc.	25,000	4,425,000
Hubbell, Inc.	40,000	5,912,800
Illinois Tool Works, Inc.	42,500	7,634,275
Union Pacific Corp.	53,500	9,672,265
United Parcel Service, Inc., Class B	54,000	6,321,240
W.w. Grainger, Inc.	17,500	5,924,100
		55,321,390
Information Technology (19.4%)
Accenture Plc, Class A	75,000	15,792,751
Apple, Inc.	109,000	32,007,850
Automatic Data Processing, Inc.	81,000	13,810,500
Cisco Systems, Inc.	180,000	8,632,800
Microsoft Corp.	170,000	26,809,000
Oracle Corp.	150,000	7,947,000
Visa, Inc., Class A	82,000	15,407,800
		120,407,701
Materials (2.3%)
Air Products & Chemicals, Inc.	21,000	4,934,790
Aptargroup, Inc.	37,500	4,335,750
Ppg Industries, Inc.	40,000	5,339,600
		14,610,140
Utilities (1.9%)
Consolidated Edison, Inc.	52,500	4,749,675
Eversource Energy	82,000	6,975,740
		11,725,415

TOTAL COMMON STOCKS (Cost $194,100,930)		496,631,523

Corporate Bonds (2.5%)

Communication Services (0.2%)
Comcast Corp., 4.25%, 10/15/30, Callable 7/15/30 @ 100	900,000	1,030,320

Financials (1.2%)
American Express Co., 2.65%, 12/2/22	1,926,000	1,964,295
Berkshire Hathaway, Inc., 3.13%, 3/15/26, Callable 12/15/25 @ 100	2,000,000	2,109,624
Cincinnati Financial Corp., 6.92%, 5/15/28	500,000	647,314
Jpmorgan Chase & Co., 3.90%, 7/15/25, Callable 4/15/25 @ 100	1,000,000	1,080,853
Wells Fargo & Co., 3.55%, 9/29/25, Mtn	2,000,000	2,119,476
		7,921,562

Health Care (0.2%)
Becton, Dickinson & Co., 3.13%, 11/8/21	1,000,000	1,019,703

Industrials (0.2%)
Hubbell, Inc., 3.50%, 2/15/28, Callable 11/15/27 @ 100	1,000,000	1,028,638

Information Technology (0.7%)
Apple, Inc., 3.25%, 2/23/26, Callable 11/23/25 @ 100	2,500,000	2,649,678
Visa, Inc., 3.15%, 12/14/25, Callable 9/14/25 @ 100	2,000,000	2,116,075
		4,765,753

TOTAL CORPORATE BONDS (Cost $15,177,842)		15,765,976

See Notes to Financial Statements

Schedule of Portfolio Investments (cont.)	Boston Trust Asset Management Fund December 31, 2019

	Principal
Security Description	Amount ($)	Fair Value ($)
Municipal Bonds (3.5%)
Massachusetts (3.5%):
Commonwealth of Massachusetts Transportation Fund Revenue, Series A, 4.00%, 6/1/36, Callable 12/1/27 @ 100	500,000	570,775
Commonwealth of Massachusetts, Go, Series B, 5.25%, 9/1/20, Agm	150,000	154,169
Commonwealth of Massachusetts, Go, Series C, 5.50%, 12/1/22, Agm	600,000	676,500
Commonwealth of Massachusetts, Go, Series C, 4.00%, 7/1/31, Callable 7/1/22 @ 100	1,000,000	1,059,820
Commonwealth of Massachusetts, Go, Series A, 5.00%, 3/1/32, Callable 3/1/24 @ 100	200,000	229,324
Commonwealth of Massachusetts, Go, Series D, 3.00%, 5/1/35, Callable 5/1/29 @ 100 (b)	7,550,000	7,939,655
Commonwealth of Massachusetts, Go, Series D, 3.00%, 5/1/36, Callable 5/1/29 @ 100 (b)	5,000,000	5,219,849
Commonwealth of Massachusetts, Go, Series B, 5.00%, 4/1/37, Callable 4/1/27 @ 100	250,000	303,378
Commonwealth of Massachusetts, Go, Series E, 4.00%, 9/1/37, Callable 9/1/25 @ 100	1,600,000	1,766,704
Commonwealth of Massachusetts, Go, Series B, 5.00%, 7/1/38, Callable 7/1/26 @ 100	260,000	310,474
Commonwealth of Massachusetts, Go, Series A, 5.00%, 1/1/43, Callable 1/1/28 @ 100	250,000	301,740
Commonwealth of Massachusetts, Go, Series C, 5.00%, 5/1/46, Callable 5/1/29 @ 100	2,000,000	2,459,500
Massachusetts State Development Finance Agency Revenue, Series R-2, 5.00%, 7/1/28, Callable 7/1/20 @ 100	460,000	468,593
		21,460,481
Washington (0.0%):
State of Washington, Series A, 5.00%, 8/1/35, Callable 8/1/23 @ 100	250,000	281,130

TOTAL MUNICIPAL BONDS (Cost $21,457,891)		21,741,611

U.S. Government & U.S. Government Agency Obligations (12.2%)

Federal Farm Credit Bank (2.0%)
2.85%, 3/2/28	2,400,000	2,544,926
2.95%, 1/27/25	2,000,000	2,112,663
3.14%, 12/5/29	2,500,000	2,722,781
3.39%, 2/1/28	2,000,000	2,200,454
3.85%, 12/26/25	2,770,000	3,082,429
		12,663,253
Federal Home Loan Bank (2.3%)
2.38%, 3/13/26	6,000,000	6,154,441
2.50%, 12/10/27	1,500,000	1,539,935
2.63%, 6/11/27	1,500,000	1,561,996
2.88%, 9/13/24	2,500,000	2,631,982
3.50%, 9/24/29	2,000,000	2,216,048
		14,104,402

	Shares or
	Principal
	Amount ($)
U.S. Treasury Bill (0.0%)
1.36%, 1/30/20	300,000	299,662

U.S. Treasury Note (7.9%)
1.63%, 8/15/29	12,000,000	11,701,875
2.00%, 10/31/22	1,000,000	1,011,172
2.75%, 2/15/24	35,000,000	36,516,210
		49,229,257
TOTAL U.S. GOVERNMENT & U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $74,002,871)		76,296,574

Investment Companies (1.9%)
JPMorgan U.S. Government Money Market Fund, Capital Shares, 1.49% (c)	12,086,947	12,086,947
TOTAL INVESTMENT COMPANIES (Cost $12,086,947)		12,086,947

Total Investments (Cost $316,826,481) — 99.9%(d)		622,522,631
Other Assets in Excess of Liabilities — 0.1%		628,591
NET ASSETS — 100.0%		$623,151,222

(a)	Non-income producing security.
(b)	These securities have been deemed illiquid and represent 2.11% of the Fund’s net assets.
(c)	Rate disclosed is the seven day yield as of December 31, 2019.
(d)	See Federal Tax Information listed in the Notes to the Financial Statements.

ADR	American Depositary Receipt
AGM	Assured Guaranty Municipal Corporation
GO	General Obligation
MTN	Medium Term Note
PLC	Public Limited Company

See Notes to Financial Statements

Financial Statements	Boston Trust Asset Management Fund

Statement of Assets and Liabilities
December 31, 2019

Assets:
Investments, at fair value (cost $316,826,481)	$622,522,631
Interest and dividends receivable	1,406,929
Receivable for capital shares issued	53,272
Prepaid expenses	26,301
Total Assets	624,009,133
Liabilities:
Payable for capital shares redeemed	386,395
Accrued expenses and other liabilities:
Investment adviser	367,506
Administration and accounting	12,107
Custodian	5,453
Shareholder servicing fees	13,458
Transfer agent	4,988
Trustee	639
Other	67,365
Total Liabilities	857,911
Net Assets	$623,151,222
Composition of Net Assets:
Paid in capital	$316,282,290
Total distributable earnings/(loss)	306,868,932
Net Assets	$623,151,222
Shares outstanding (par value $0.01, unlimited number of shares authorized)	11,295,932
Net Asset Value, Offering Price and Redemption price per share	$55.17

Statement of Operations
For the year ended December 31, 2019

Investment Income:
Interest	$2,618,902
Dividends	7,581,948
Total Investment Income	10,200,850
Expenses:
Investment adviser	3,889,577
Administration and accounting	356,953
Chief compliance officer	44,399
Custodian	72,137
Shareholder servicing	158,013
Transfer agency	40,160
Trustee	33,878
Other	199,896
Total expenses	4,795,013
Net Expenses	4,795,013
Net Investment Income	5,405,837
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	1,195,012
Net realized gains from redemptions in-kind (a)	5,029,044
Change in unrealized appreciation/depreciation from investments	107,980,131
Net realized/unrealized gains (losses) from investments	114,204,187
Change in Net Assets Resulting from Operations	$119,610,024

(a) See Note 3 in Notes to Financial Statements

See Notes to Financial Statements

Financial Statements	Boston Trust Asset Management Fund

Statements of Changes in Net Assets
	For the year	For the year
	ended	ended
	December 31,	December 31,
	2019	2018
Investment Activities:
Operations:
Net investment income	$5,405,837	$5,161,310
Net realized gains from investment transactions	6,224,056	7,439,455
Change in unrealized appreciation/depreciation from investments	107,980,131	(19,626,925)
Change in Net Assets Resulting from Operations	119,610,024	(7,026,160)
Distributions to shareholders:
Total Distributions	(5,742,144)	(19,206,469)
Change in Net Assets Resulting from distributions to shareholders	(5,742,144)	(19,206,469)
Capital Share Transactions:
Proceeds from shares issued	50,601,734	34,500,765
Proceeds from in-kind shares issued (a)	43,771,772	—
Dividends reinvested	2,889,950	16,531,889
Cost of shares redeemed	(43,328,375)	(60,384,310)
Cost of in-kind shares redeemed (a)	(5,777,713)	—
Change in Net Assets Resulting from Capital Share Transactions	48,157,368	(9,351,656)
Change in Net Assets	162,025,248	(35,584,285)
Net Assets:
Beginning of period	461,125,974	496,710,259
End of period	$623,151,222	$461,125,974
Share Transactions:
Issued	1,000,119	733,719
Issued in-kind (a)	808,358	—
Reinvested	53,597	359,858
Redeemed	(863,743)	(1,272,289)
Redeemed in-kind (a)	(118,834)	—
Change in shares	879,497	(178,712)

Amounts designated as “—” are $0 or have been rounded to $0.

(a) See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements

Financial Statements	Boston Trust Asset Management Fund

Financial Highlights
Selected data for a share outstanding throughout the periods indicated.
					For the nine
	For the year		For the year	For the year	months		For the year	For the year
	ended		ended	ended	ended		ended	ended
	December 31,		December 31,	December 31,	December 31,		March 31,	March 31,
	2019		2018	2017	2016		2016	2015
Net Asset Value, Beginning of Period	$44.27		$46.88	$41.33	$40.92		$41.80	$40.03

Investment Activities:
Operations:
Net investment income	0.48		0.52	0.49	0.35		0.55	0.50
Net realized/unrealized gains (losses) from investments	10.93		(1.20)	6.22	2.18		0.92	2.77
Total from investment activities	11.41		(0.68)	6.71	2.53		1.47	3.27
Dividends:
Net investment income	(0.48)		(0.52)	(0.49)	(0.46)		(0.57)	(0.47)
Net realized gains from investment transactions	(0.03)		(1.41)	(0.67)	(1.66)		(1.78)	(1.03)
Total dividends	(0.51)		(1.93)	(1.16)	(2.12)		(2.35)	(1.50)

Net Asset Value, End of Period	$55.17		$44.27	$46.88	$41.33		$40.92	$41.80

Total Return	25.81%		(1.61)%	16.23%	6.19%	(a)	3.65%	8.21%

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$623,151		$461,126	$496,710	$403,969		$354,405	$353,851
Ratio of net expenses to average net assets	0.90%		0.93%	0.92%	0.95%	(b)	0.94%	0.92%
Ratio of net investment income to average net assets	1.02%		1.05%	1.13%	1.15%	(b)	1.32%	1.19%
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment adviser) to average net assets(c)	0.90%		0.93%	0.92%	0.95%	(b)	0.94%	0.93%
Portfolio turnover rate	5.76%	(d)	2.53%	6.96%	8.42%	(a)	11.64%	17.74%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period ending March 31, 2015, certain fees were reduced. If such fee reduction had not occurred, the ratio would have been as indicated.
(d)	Excludes impact of in-kind transactions.

See Notes to Financial Statements

Boston Trust Equity Fund
Schedule of Portfolio Investments	December 31, 2019

Security Description	Shares	Fair Value ($)
Common Stocks (99.5%)
Communication Services (8.3%)
Alphabet, Inc., Class A (a)	750	1,004,543
Alphabet, Inc., Class C (a)	5,250	7,019,355
Comcast Corp., Class A	70,000	3,147,900
Omnicom Group, Inc.	15,000	1,215,300
Verizon Communications, Inc.	15,000	921,000
		13,308,098
Consumer Discretionary (5.7%)
Autoliv, Inc.	12,500	1,055,125
NIKE, Inc., Class B	30,000	3,039,300
Ross Stores, Inc.	12,500	1,455,250
Starbucks Corp.	40,000	3,516,800
		9,066,475
Consumer Staples (9.1%)
Church & Dwight Co., Inc.	20,000	1,406,800
Colgate-Palmolive Co.	2,000	137,680
Costco Wholesale Corp.	17,000	4,996,640
Diageo PLC, Sponsored ADR	7,500	1,263,150
McCormick & Co., Inc.	7,000	1,188,110
PepsiCo, Inc.	10,000	1,366,700
Procter & Gamble Co.	10,000	1,249,000
Sysco Corp.	25,000	2,138,500
The Hershey Co.	5,000	734,900
		14,481,480
Energy (1.9%)
Chevron Corp.	10,000	1,205,100
ConocoPhillips	7,500	487,725
Exxon Mobil Corp.	20,000	1,395,600
		3,088,425
Financials (18.8%)
American Express Co.	25,000	3,112,250
Berkshire Hathaway, Inc., Class B (a)	20,000	4,530,000
Chubb Ltd.	12,500	1,945,750
Cincinnati Financial Corp.	25,000	2,628,750
Commerce Bancshares, Inc.	10,550	716,767
JPMorgan Chase & Co.	35,000	4,879,000
M&T Bank Corp.	5,000	848,750
Northern Trust Corp.	15,000	1,593,600
PNC Financial Services Group, Inc.	20,000	3,192,600
State Street Corp.	5,000	395,500
T. Rowe Price Group, Inc.	17,500	2,132,200
Truist Financial Corp.	30,000	1,689,600
U.S. Bancorp	40,000	2,371,600
		30,036,367
Health Care (14.2%)
Becton, Dickinson & Co.	16,000	4,351,520
Dentsply Sirona, Inc.	25,000	1,414,750
Edwards Lifesciences Corp. (a)	7,500	1,749,675
Henry Schein, Inc. (a)	17,500	1,167,600
Johnson & Johnson, Inc.	17,500	2,552,725
Medtronic PLC	10,000	1,134,500
Merck & Co., Inc.	15,000	1,364,250
Mettler-Toledo International, Inc. (a)	1,500	1,189,920
Stryker Corp.	12,000	2,519,280
UnitedHealth Group, Inc.	14,000	4,115,720
Varian Medical Systems, Inc. (a)	7,500	1,065,075
		22,625,015
Industrials (13.3%)
3M Co.	14,500	2,558,090
Deere & Co.	7,500	1,299,450
Donaldson Co., Inc.	22,500	1,296,450
Expeditors International of Washington, Inc.	15,000	1,170,300
Honeywell International, Inc.	10,000	1,770,000
Hubbell, Inc.	15,000	2,217,300
Illinois Tool Works, Inc.	15,000	2,694,450
Union Pacific Corp.	22,500	4,067,775
United Parcel Service, Inc., Class B	15,000	1,755,900
W.W. Grainger, Inc.	7,000	2,369,640
		21,199,355
Information Technology (22.9%)
Accenture PLC, Class A	25,000	5,264,250
Apple, Inc.	30,000	8,809,500
Automatic Data Processing, Inc.	20,000	3,410,000
Cisco Systems, Inc.	45,000	2,158,200
Microsoft Corp.	55,000	8,673,500
Oracle Corp.	40,000	2,119,200
Visa, Inc., Class A	32,500	6,106,750
		36,541,400
Materials (3.1%)
Air Products & Chemicals, Inc.	5,000	1,174,950
AptarGroup, Inc.	10,000	1,156,200
PPG Industries, Inc.	20,000	2,669,800
		5,000,950
Utilities (2.2%)
Consolidated Edison, Inc.	15,000	1,357,050
Eversource Energy	25,000	2,126,750
		3,483,800

TOTAL COMMON STOCKS (Cost $60,586,372)		158,831,365

Investment Companies (0.5%)
JPMorgan U.S. Government Money Market Fund, Capital Shares, 1.49% (b)	786,177	786,177
TOTAL INVESTMENT COMPANIES (Cost $786,177)		786,177

Total Investments (Cost $61,372,549) — 100.0%(c)		159,617,542
Other assets in excess of liabilities — 0.0%		33,405
NET ASSETS — 100.0%		$159,650,947

(a)       Non-income producing security.

(b)       Rate disclosed is the seven day yield as of December 31, 2019.

(c)       See Federal Tax Information listed in the Notes to the Financial Statements.

ADR   American Depositary Receipt

PLC     Public Limited Company

See Notes to Financial Statements

Financial Statements	Boston Trust Equity Fund

Statement of Assets and Liabilities
December 31, 2019

Assets:
Investments, at fair value (cost $61,372,549)	$159,617,542
Dividends receivable	154,987
Receivable for capital shares issued	295
Prepaid expenses	6,645
Total Assets	159,779,469
Liabilities:
Accrued expenses and other liabilities:
Investment adviser	100,160
Administration and accounting	3,249
Custodian	1,633
Shareholder servicing fees	324
Transfer agent	4,329
Trustee	191
Other	18,636
Total Liabilities	128,522
Net Assets	$159,650,947
Composition of Net Assets:
Paid in capital	$60,608,266
Total distributable earnings/(loss)	99,042,681
Net Assets	$159,650,947
Shares outstanding (par value $0.01, unlimited number of shares authorized)	5,402,762
Net Asset Value, Offering Price and Redemption price per share	$29.55

Statement of Operations
For the year ended December 31, 2019

Investment Income:
Dividends	$2,598,264
Total Investment Income	2,598,264
Expenses:
Investment adviser	1,085,055
Administration and accounting	97,937
Chief compliance officer	12,274
Custodian	19,931
Shareholder servicing	3,574
Transfer agency	34,819
Trustee	9,393
Other	54,879
Total expenses	1,317,862
Net Expenses	1,317,862
Net Investment Income	1,280,402
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	1,332,110
Change in unrealized appreciation/depreciation from investments	36,580,729
Net realized/unrealized gains (losses) from investments	37,912,839
Change in Net Assets Resulting from Operations	$39,193,241

See Notes to Financial Statements

Financial Statements	Boston Trust Equity Fund

Statements of Changes in Net Assets
	For the year ended	For the year ended
	December 31, 2019	December 31, 2018

Investment Activities:
Operations:
Net investment income	$1,280,402	$1,238,377
Net realized gains from investment transactions	1,332,110	177,204
Change in unrealized appreciation/depreciation from investments	36,580,729	(4,627,270)
Change in Net Assets Resulting from Operations	39,193,241	(3,211,689)
Distributions to shareholders:
Total Distributions	(1,442,463)	(2,243,322)
Change in Net Assets Resulting from distributions to shareholders	(1,442,463)	(2,243,322)
Capital Share Transactions:
Proceeds from shares issued	1,613,063	1,327,119
Dividends reinvested	651,454	1,559,628
Cost of shares redeemed	(6,208,577)	(5,593,745)
Change in Net Assets Resulting from Capital Share Transactions	(3,944,060)	(2,706,998)
Change in Net Assets	33,806,718	(8,162,009)
Net Assets:
Beginning of period	125,844,229	134,006,238
End of period	$159,650,947	$125,844,229
Share Transactions:
Issued	58,549	53,942
Reinvested	22,675	65,586
Redeemed	(237,992)	(231,373)
Change in shares	(156,768)	(111,845)

See Notes to Financial Statements

Financial Statements	Boston Trust Equity Fund

Financial Highlights
Selected data for a share outstanding throughout the periods indicated.

				For the nine
	For the year	For the year	For the year	months		For the year	For the year
	ended	ended	ended	ended		ended	ended
	December 31,	December 31,	December 31,	December 31,		March 31,	March 31,
	2019	2018	2017	2016		2016	2015
Net Asset Value, Beginning of Period	$22.64	$23.63	$20.09	$19.70		$20.66	$19.67

Investment Activities:
Operations:
Net investment income	0.24	0.22	0.23	0.16		0.23	0.19
Net realized/unrealized gains (losses) from investments	6.94	(0.80)	3.92	1.58		0.27	1.38
Total from investment activities	7.18	(0.58)	4.15	1.74		0.50	1.57
Dividends:
Net investment income	(0.24)	(0.23)	(0.23)	(0.20)		(0.24)	(0.19)
Net realized gains from investment transactions	(0.03)	(0.18)	(0.38)	(1.15)		(1.22)	(0.39)
Total dividends	(0.27)	(0.41)	(0.61)	(1.35)		(1.46)	(0.58)

Net Asset Value, End of Period	$29.55	$22.64	$23.63	$20.09		$19.70	$20.66

Total Return	31.74%	(2.55)%	20.67%	8.82	%(a)	2.59%	8.01%

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$159,651	$125,844	$134,006	$118,824		$110,831	$110,664
Ratio of net expenses to average net assets	0.91%	0.92%	0.93%	0.96	%(b)	0.95%	0.94%
Ratio of net investment income to average net assets	0.88%	0.91%	1.02%	1.01	%(b)	1.14%	0.96%
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment adviser) to average net assets(c)	0.91%	0.92%	0.93%	0.96	%(b)	0.96%	0.95%
Portfolio turnover rate	2.61%	1.67%	9.00%	6.65	%(a)	18.04%	19.49%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the periods ending March 31, 2015 through December 31, 2016, certain fees were reduced. If such fee reduction had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements

Schedule of Portfolio Investments	Boston Trust Midcap Fund

December 31, 2019

Security Description	Shares	Fair Value ($)
Common Stocks (98.8%)
Communication Services (1.2%)
Omnicom Group, Inc.	21,175	1,715,599
		1,715,599
Consumer Discretionary (11.8%)
Dollar General Corp.	10,075	1,571,498
Dunkin’ Brands Group, Inc.	19,575	1,478,696
eBay, Inc.	41,050	1,482,315
Expedia Group, Inc.	11,175	1,208,465
Hyatt Hotels Corp., Class A	27,675	2,482,724
Nordstrom, Inc.	33,750	1,381,388
O’Reilly Automotive, Inc. (a)	4,525	1,983,126
Polaris, Inc.	14,675	1,492,448
Ross Stores, Inc.	22,225	2,587,434
Service Corporation International	31,150	1,433,835
		17,101,929
Consumer Staples (6.7%)
Brown-Forman Corp., Class B	24,175	1,634,230
Church & Dwight Co., Inc.	17,700	1,245,018
McCormick & Co., Inc.	5,800	984,434
Sysco Corp.	20,250	1,732,185
The Clorox Co.	11,875	1,823,288
The Hershey Co.	8,325	1,223,608
The JM Smucker Co.	10,330	1,075,663
		9,718,426
Energy (2.7%)
Apache Corp.	54,250	1,388,258
Dril-Quip, Inc. (a)	26,150	1,226,697
Helmerich & Payne, Inc.	29,875	1,357,220
		3,972,175
Financials (15.3%)
Brown & Brown, Inc.	27,575	1,088,661
Commerce Bancshares, Inc.	30,393	2,064,900
Discover Financial Services	24,050	2,039,921
East West Bancorp, Inc.	32,275	1,571,793
Eaton Vance Corp.	29,175	1,362,181
FactSet Research Systems, Inc.	10,425	2,797,027
M&T Bank Corp.	13,075	2,219,481
Northern Trust Corp.	21,775	2,313,376
SEI Investments Co.	25,375	1,661,555
Signature Bank	10,600	1,448,066
State Street Corp.	25,125	1,987,388
T. Rowe Price Group, Inc.	13,175	1,605,242
		22,159,591
Health Care (11.8%)
Agilent Technologies, Inc.	18,475	1,576,102
Cerner Corp.	20,700	1,519,173
Henry Schein, Inc. (a)	21,175	1,412,796
Hill-Rom Holdings, Inc.	12,675	1,438,993
Laboratory Corp. of America Holdings (a)	7,100	1,201,107
Mettler-Toledo International, Inc. (a)	1,900	1,507,232
Steris PLC	10,825	1,649,947
The Cooper Companies, Inc.	5,525	1,775,127
Varian Medical Systems, Inc. (a)	13,225	1,878,082
Waters Corp. (a)	6,350	1,483,678
Zimmer Biomet Holdings, Inc.	10,975	1,642,738
		17,084,975
Industrials (15.6%)
AMETEK, Inc.	21,875	2,181,812
AO Smith Corp.	36,500	1,738,859
Cummins, Inc.	8,250	1,476,420
Donaldson Co., Inc.	41,000	2,362,419
Expeditors International of Washington, Inc.	20,475	1,597,460
Hubbell, Inc.	12,475	1,844,054
IDEX Corp.	5,825	1,001,900
Lincoln Electric Holdings, Inc.	13,325	1,288,927
Masco Corp.	34,025	1,632,860
Nordson Corp.	10,600	1,726,104
Roper Technologies, Inc.	5,550	1,965,977
Sensata Technologies Holding PLC (a)	26,825	1,445,063
The Middleby Corp. (a)	10,425	1,141,746
Verisk Analytics, Inc.	8,275	1,235,789
		22,639,390
Information Technology (15.1%)
Akamai Technologies, Inc. (a)	15,700	1,356,166
Amdocs Ltd.	22,050	1,591,790
Amphenol Corp., Class A	17,500	1,894,025
ANSYS, Inc. (a)	4,175	1,074,687
Aspen Technology, Inc. (a)	11,275	1,363,486
CDK Global, Inc.	27,500	1,503,700
Check Point Software Technologies Ltd. (a)	13,575	1,506,281
Citrix Systems, Inc.	15,675	1,738,357
F5 Networks, Inc. (a)	12,525	1,749,117
IPG Photonics Corp. (a)	9,975	1,445,577
Juniper Networks, Inc.	58,575	1,442,702
Paychex, Inc.	38,600	3,283,316
TE Connectivity Ltd.	21,300	2,041,392
		21,990,596
Materials (5.7%)
AptarGroup, Inc.	15,475	1,789,220
Avery Dennison Corp.	17,750	2,322,054
Packaging Corporation of America	16,325	1,828,237
RPM International, Inc.	29,900	2,295,124
		8,234,635
Real Estate (7.6%)
Alexandria Real Estate Equities, Inc.	10,400	1,680,432
AvalonBay Communities, Inc.	5,900	1,237,230
Digital Realty Trust, Inc.	10,200	1,221,348
Host Hotels & Resorts, Inc.	99,900	1,853,145
Jones Lang LaSalle, Inc.	10,175	1,771,366
Lamar Advertising Co., Class A	15,250	1,361,215
Realty Income Corp.	26,825	1,975,125
		11,099,861
Utilities (5.3%)
American Water Works Co., Inc.	9,625	1,182,431
Consolidated Edison, Inc.	19,600	1,773,212
Eversource Energy	40,050	3,407,054
ONE Gas, Inc.	14,725	1,377,818
		7,740,515

TOTAL COMMON STOCKS (Cost $106,386,647)		143,457,692

Investment Companies (1.5%)

JPMorgan U.S. Government Money Market Fund, Capital Shares, 1.49% (b)	2,224,127	2,224,127
TOTAL INVESTMENT COMPANIES (Cost $2,224,127)		2,224,127

Total Investments (Cost $108,610,774) — 100.3%(c)		145,681,819
Liabilities in excess of other assets — (0.3)%		(377,144)
NET ASSETS — 100.0%		$145,304,675

(a)       Non-income producing security.

(b)       Rate disclosed is the seven day yield as of December 31, 2019.

(c)       See Federal Tax Information listed in the Notes to the Financial Statements.

PLC    Public Limited Company

See Notes to Financial Statements

Financial Statements	Boston Trust Midcap Fund

Statement of Assets and Liabilities
December 31, 2019

Assets:
Investments, at fair value (cost $108,610,774)	$145,681,819
Dividends receivable	166,584
Receivable for capital shares issued	175,568
Prepaid expenses	16,195
Total Assets	146,040,166
Liabilities:
Payable for investments purchased	580,712
Payable for capital shares redeemed	42,249
Accrued expenses and other liabilities:
Investment adviser	77,959
Administration and accounting	2,775
Custodian	1,040
Shareholder servicing fees	10,357
Transfer agent	4,936
Trustee	158
Other	15,305
Total Liabilities	735,491
Net Assets	$145,304,675
Composition of Net Assets:
Paid in capital	$107,859,865
Total distributable earnings/(loss)	37,444,810
Net Assets	$145,304,675
Shares outstanding (par value $0.01, unlimited number of shares authorized)	7,432,554
Net Asset Value, Offering Price and Redemption price per share	$19.55

Statement of Operations
For the year ended December 31, 2019

Investment Income:
Dividends	$1,855,437
Total Investment Income	1,855,437
Expenses:
Investment adviser	835,158
Administration and accounting	72,857
Chief compliance officer	8,959
Custodian	15,186
Shareholder servicing	105,919
Transfer agency	41,088
Trustee	6,661
Other	71,312
Total expenses before fee reductions	1,157,140
Fees contractually reduced by the investment adviser	(42,703)
Net Expenses	1,114,437
Net Investment Income	741,000
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	3,967,963
Change in unrealized appreciation/depreciation from investments	20,892,329
Net realized/unrealized gains (losses) from investments	24,860,292
Change in Net Assets Resulting from Operations	$25,601,292

See Notes to Financial Statements

Financial Statements	Boston Trust Midcap Fund

Statements of Changes in Net Assets

	For the year ended	For the year ended
	December 31, 2019	December 31, 2018
Investment Activities:
Operations:
Net investment income	$741,000	$346,175
Net realized gains from investment transactions	3,967,963	3,814,615
Change in unrealized appreciation/depreciation from investments	20,892,329	(7,142,288)
Change in Net Assets Resulting from Operations	25,601,292	(2,981,498)
Distributions to shareholders:
Total Distributions	(5,145,785)	(4,017,880)
Change in Net Assets Resulting from distributions to shareholders	(5,145,785)	(4,017,880)
Capital Share Transactions:
Proceeds from shares issued	60,147,066	21,747,824
Dividends reinvested	4,094,485	3,308,277
Cost of shares redeemed	(14,255,219)	(4,741,801)
Change in Net Assets Resulting from Capital Share Transactions	49,986,332	20,314,300
Change in Net Assets	70,441,839	13,314,922
Net Assets:
Beginning of period	74,862,836	61,547,914
End of period	$145,304,675	$74,862,836
Share Transactions:
Issued	3,233,471	1,245,052
Reinvested	214,483	200,623
Redeemed	(759,976)	(267,350)
Change in shares	2,687,978	1,178,325

See Notes to Financial Statements

Financial Statements	Boston Trust Midcap Fund

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

				For the nine
	For the year	For the year	For the year	months		For the year	For the year
	ended	ended	ended	ended		ended	ended
	December 31,	December 31,	December 31,	December 31,		March 31,	March 31,
	2019	2018	2017	2016		2016	2015
Net Asset Value, Beginning of Period	$15.78	$17.26	$15.34	$15.29		$16.12	$15.03

Investment Activities:
Operations:
Net investment income	0.10	0.08	0.08	0.12		0.09	0.05
Net realized/unrealized gains (losses) from investments	4.39	(0.62)	2.98	1.01		0.05	1.82
Total from investment activities	4.49	(0.54)	3.06	1.13		0.14	1.87
Dividends:
Net investment income	(0.09)	(0.08)	(0.08)	(0.13)		(0.09)	(0.05)
Net realized gains from investment transactions	(0.63)	(0.86)	(1.06)	(0.95)		(0.88)	(0.73)
Total dividends	(0.72)	(0.94)	(1.14)	(1.08)		(0.97)	(0.78)

Net Asset Value, End of Period	$19.55	$15.78	$17.26	$15.34		$15.29	$16.12

Total Return	28.59%	(3.36)%	20.01%	7.29	%(a)	1.07%	12.65%

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$145,305	$74,863	$61,548	$50,495		$47,941	$47,682
Ratio of net expenses to average net assets	1.00%	0.98%	1.00%	1.00	%(b)	1.00%	1.00%
Ratio of net investment income to average net assets	0.66%	0.54%	0.46%	0.99	%(b)	0.58%	0.34%
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment adviser) to average net assets(c)	1.04%	0.98%	0.98%	1.02	%(b)	1.03%	1.02%
Portfolio turnover rate	18.46%	19.34%	23.22%	14.53	%(a)	21.02%	15.76%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the periods, certain fees were reduced or recouped by the investment adviser. If such fee reductions/recoupments had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements

Schedule of Portfolio Investments	Boston Trust SMID Cap Fund
December 31, 2019

Security Description	Shares	Fair Value ($)
Common Stocks (98.6%)
Communication Services (1.4%)
Interpublic Group of Cos., Inc.	74,300	1,716,330
		1,716,330
Consumer Discretionary (10.6%)
Cheesecake Factory, Inc.	23,975	931,669
Choice Hotels International, Inc.	16,900	1,747,966
Dorman Products, Inc. (a)	15,000	1,135,800
Dunkin’ Brands Group, Inc.	20,900	1,578,786
Nordstrom, Inc.	39,700	1,624,921
Polaris, Inc.	10,400	1,057,680
Service Corporation International	40,825	1,879,175
Texas Roadhouse, Inc.	17,000	957,440
Tiffany & Co.	7,175	958,939
Williams Sonoma, Inc.	19,950	1,465,128
		13,337,504
Consumer Staples (3.5%)
Flowers Foods, Inc.	54,000	1,173,959
Lancaster Colony Corp.	5,925	948,593
Performance Food Group Co. (a)	22,625	1,164,735
The JM Smucker Co.	10,875	1,132,414
		4,419,701
Energy (3.1%)
Apache Corp.	22,900	586,011
Dril-Quip, Inc. (a)	19,100	895,981
Helmerich & Payne, Inc.	31,700	1,440,131
National Oilwell Varco, Inc.	41,700	1,044,585
		3,966,708
Financials (16.2%)
American Financial Group, Inc.	7,925	868,976
Bank of Hawaii Corp.	14,450	1,375,062
Brown & Brown, Inc.	43,300	1,709,484
Cohen & Steers, Inc.	19,000	1,192,440
Comerica, Inc.	12,975	930,956
Commerce Bancshares, Inc.	19,970	1,356,762
East West Bancorp, Inc.	29,100	1,417,170
Eaton Vance Corp.	34,875	1,628,314
FactSet Research Systems, Inc.	8,300	2,226,890
First Hawaiian, Inc.	30,700	885,695
SEI Investments Co.	32,200	2,108,456
Signature Bank	13,000	1,775,930
SVB Financial Group (a)	7,300	1,832,592
UMB Financial Corp.	17,000	1,166,880
		20,475,607
Health Care (13.3%)
Chemed Corp.	4,300	1,888,818
Dentsply Sirona, Inc.	26,625	1,506,709
Henry Schein, Inc. (a)	18,800	1,254,336
Masimo Corp. (a)	15,000	2,370,900
PerkinElmer, Inc.	18,100	1,757,510
Steris PLC	14,100	2,149,122
The Cooper Companies, Inc.	5,425	1,742,998
Varian Medical Systems, Inc. (a)	15,400	2,186,954
Waters Corp. (a)	8,200	1,915,930
		16,773,277
Industrials (16.7%)
AO Smith Corp.	24,600	1,171,944
Applied Industrial Technologies, Inc.	21,050	1,403,825
C.H. Robinson Worldwide, Inc.	11,225	877,795
Donaldson Co., Inc.	36,675	2,113,213
Expeditors International of Washington, Inc.	22,200	1,732,044
Hexcel Corp.	17,700	1,297,587
Hubbell, Inc.	14,800	2,187,736
IDEX Corp.	7,325	1,259,900
Lincoln Electric Holdings, Inc.	14,700	1,421,931
Masco Corp.	29,700	1,425,303
Nordson Corp.	12,525	2,039,571
Sensata Technologies Holding PLC (a)	22,700	1,222,849
The Middleby Corp. (a)	10,700	1,171,864
UniFirst Corp.	9,200	1,858,216
		21,183,778
Information Technology (15.0%)
Akamai Technologies, Inc. (a)	19,400	1,675,772
Amdocs Ltd.	13,300	960,127
Aspen Technology, Inc. (a)	17,025	2,058,833
CDK Global, Inc.	24,200	1,323,256
Citrix Systems, Inc.	10,850	1,203,265
Coherent, Inc. (a)	6,800	1,131,180
F5 Networks, Inc. (a)	10,600	1,480,290
IPG Photonics Corp. (a)	11,100	1,608,612
Jack Henry & Associates, Inc.	9,325	1,358,373
Juniper Networks, Inc.	47,700	1,174,851
Manhattan Associates, Inc. (a)	20,400	1,626,900
NetApp, Inc.	20,200	1,257,450
NETGEAR, Inc. (a)	28,250	692,408
Progress Software Corp.	22,700	943,185
Tech Data Corp. (a)	3,500	502,600
		18,997,102
Materials (6.1%)
AptarGroup, Inc.	14,200	1,641,804
Avery Dennison Corp.	13,700	1,792,234
Packaging Corporation of America	11,800	1,321,482
RPM International, Inc.	26,600	2,041,816
Silgan Holdings, Inc.	29,650	921,522
		7,718,858
Real Estate (8.8%)
American Campus Communities, Inc.	18,700	879,461
Camden Property Trust	14,850	1,575,585
CoreSite Realty Corp.	14,000	1,569,680
CubeSmart	29,700	934,956
Highwoods Properties, Inc.	26,300	1,286,333
Host Hotels & Resorts, Inc.	87,900	1,630,545
Jones Lang LaSalle, Inc.	10,025	1,745,252
Lamar Advertising Co., Class A	16,525	1,475,022
		11,096,834
Utilities (3.9%)
Atmos Energy Corp.	16,000	1,789,760
New Jersey Resources Corp.	30,600	1,363,842
ONE Gas, Inc.	18,400	1,721,688
		4,875,290
TOTAL COMMON STOCKS (Cost $108,186,938)		124,560,989

Investment Companies (1.3%)

JPMorgan U.S. Government Money Market Fund, Capital Shares, 1.49% (b)	1,691,214	1,691,214
TOTAL INVESTMENT COMPANIES (Cost $1,691,214)		1,691,214

Total Investments (Cost $109,878,152) — 99.9%(c)		126,252,203
Other assets in excess of liabilities — 0.1%		123,486
NET ASSETS — 100.0%		$126,375,689

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day yield as of December 31, 2019.
(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

PLC	Public Limited Company

See Notes to Financial Statements

Financial Statements	Boston Trust SMID Cap Fund

Statement of Assets and Liabilities

December 31, 2019

Assets:
Investments, at fair value (cost $109,878,152)	$126,252,203
Dividends receivable	116,672
Receivable for capital shares issued	64,213
Prepaid expenses	12,428
Total Assets	126,445,516
Liabilities:
Payable for capital shares redeemed	270
Accrued expenses and other liabilities:
Investment adviser	50,616
Administration and accounting	2,081
Custodian	895
Transfer agent	4,152
Trustee	93
Other	11,720
Total Liabilities	69,827
Net Assets	$126,375,689
Composition of Net Assets:
Paid in capital	$109,946,898
Total distributable earnings/(loss)	16,428,791
Net Assets	$126,375,689
Shares outstanding (par value $0.01, unlimited number of shares authorized)	7,059,197
Net Asset Value, Offering Price and Redemption price per share	$17.90

Statement of Operations

For the year ended December 31, 2019

Investment Income:
Dividends	$1,399,784
Total Investment Income	1,399,784
Expenses:
Investment adviser	655,634
Administration and accounting	59,507
Chief compliance officer	7,435
Custodian	12,060
Transfer agency	34,487
Trustee	5,679
Interest fees	97
Other	51,680
Total expenses before fee reductions	826,579
Fees contractually reduced by the investment adviser	(170,506)
Net Expenses	656,073
Net Investment Income	743,711
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	2,407,151
Change in unrealized appreciation/depreciation from investments	16,700,103
Net realized/unrealized gains (losses) from investments	19,107,254
Change in Net Assets Resulting from Operations	$19,850,965

See Notes to Financial Statements

Financial Statements	Boston Trust SMID Cap Fund

Statements of Changes in Net Assets

	For the year ended	For the year ended
	December 31, 2019	December 31, 2018
Investment Activities:
Operations:
Net investment income	$743,711	$566,565
Net realized gains from investment transactions	2,407,151	960,363
Change in unrealized appreciation/depreciation from investments	16,700,103	(6,823,876)
Change in Net Assets Resulting from Operations	19,850,965	(5,296,948)
Distributions to shareholders:
Total Distributions	(3,234,772)	(1,420,548)
Change in Net Assets Resulting from distributions to shareholders	(3,234,772)	(1,420,548)
Capital Share Transactions:
Proceeds from shares issued	43,659,409	28,631,006
Dividends reinvested	3,166,407	1,390,368
Cost of shares redeemed	(11,365,725)	(5,447,086)
Change in Net Assets Resulting from Capital Share Transactions	35,460,091	24,574,288
Change in Net Assets	52,076,284	17,856,792
Net Assets:
Beginning of period	74,299,405	56,442,613
End of period	$126,375,689	$74,299,405
Share Transactions:
Issued	2,472,566	1,748,779
Reinvested	181,041	90,696
Redeemed	(672,234)	(336,839)
Change in shares	1,981,373	1,502,636

See Notes to Financial Statements

Financial Statements	Boston Trust SMID Cap Fund

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

				For the nine
	For the year	For the year	For the year	months		For the year		For the year
	ended	ended	ended	ended		ended		ended
	December 31,	December 31,	December 31,	December 31,		March 31,		March 31,
	2019	2018	2017	2016		2016		2015
Net Asset Value, Beginning of Period	$14.63	$15.79	$13.48	$12.49		$13.72		$13.49

Investment Activities:
Operations:
Net investment income	0.14	0.11	0.07	0.13		0.06		0.01
Net realized/unrealized gains (losses) from investments	3.76	(0.98)	2.41	1.72		(0.41)		0.97
Total from investment activities	3.90	(0.87)	2.48	1.85		(0.35)		0.98
Dividends:
Net investment income	(0.12)	(0.12)	(0.08)	(0.15)		(0.04)		—
Net realized gains from investment transactions	(0.51)	(0.17)	(0.09)	(0.71)		(0.84)		(0.75)
Total dividends	(0.63)	(0.29)	(0.17)	(0.86)		(0.88)		(0.75)

Net Asset Value, End of Period	$17.90	$14.63	$15.79	$13.48		$12.49		$13.72

Total Return	26.74%	(5.62)%	18.39%	14.67	%(a)	(2.34)%		7.69%

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$126,376	$74,299	$56,443	$6,510		$5,589		$5,386
Ratio of net expenses to average net assets	0.75%	0.75%	0.75%	0.75	%(b)	0.79	%(c)	1.00%
Ratio of net investment income to average net assets	0.85%	0.77%	0.85%	1.31	%(b)	0.49%		0.09%
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment adviser) to average net assets(d)	0.95%	0.98%	1.04%	1.61	%(b)	1.73%		1.73%
Portfolio turnover rate	24.08%	14.98%	37.44%	22.69	%(a)	50.15%		33.07%

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	The net expense ratio shown for the period presented represents the blended ratio of the current expense limit in effect as of June 1, 2015 and the higher expense limit in effect prior to that date.
(d)	During the periods, certain fees were reduced. If such fee reduction had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements

Schedule of Portfolio Investments	Boston Trust Small Cap Fund
December 31, 2019

Security Description	Shares	Fair Value ($)
Common Stocks (98.4%)
Consumer Discretionary (12.4%)
Carter’s, Inc.	20,500	2,241,470
Cheesecake Factory, Inc.	55,200	2,145,072
Choice Hotels International, Inc.	44,800	4,633,664
Dorman Products, Inc. (a)	27,900	2,112,588
Dunkin’ Brands Group, Inc.	50,300	3,799,662
Gentherm, Inc. (a)	37,701	1,673,547
Monro, Inc.	35,700	2,791,740
Nordstrom, Inc.	78,400	3,208,912
Texas Roadhouse, Inc.	60,100	3,384,832
Williams Sonoma, Inc.	44,100	3,238,704
		29,230,191
Consumer Staples (4.6%)
Flowers Foods, Inc.	128,000	2,782,719
Lancaster Colony Corp.	14,300	2,289,430
Performance Food Group Co. (a)	41,008	2,111,092
The Boston Beer Co., Inc., Class A (a)	6,370	2,406,905
Tootsie Roll Industries, Inc.	36,464	1,244,881
		10,835,027
Energy (2.5%)
Dril-Quip, Inc. (a)	44,573	2,090,919
Helmerich & Payne, Inc.	59,400	2,698,542
Newpark Resources, Inc. (a)	158,058	991,024
		5,780,485
Financials (17.0%)
1st Source Corp.	35,800	1,857,304
Bank of Hawaii Corp.	36,700	3,492,373
Bank of Marin BanCorp	14,558	655,838
Bridge BanCorp, Inc.	27,189	911,647
Bryn Mawr Bank Corp.	33,093	1,364,755
Camden National Corp.	26,180	1,205,851
Cohen & Steers, Inc.	54,500	3,420,420
Commerce Bancshares, Inc.	43,700	2,968,978
CVB Financial Corp.	91,700	1,978,886
Eaton Vance Corp.	76,300	3,562,447
First Hawaiian, Inc.	78,500	2,264,725
German American BanCorp	27,220	969,576
Independent Bank Corp.	18,600	1,548,450
Lakeland Financial Corp.	54,300	2,656,899
Morningstar, Inc.	20,100	3,041,331
Tompkins Financial Corp.	23,700	2,168,550
UMB Financial Corp.	37,000	2,539,680
Washington Federal, Inc.	48,610	1,781,557
Washington Trust BanCorp, Inc.	32,300	1,737,417
		40,126,684
Health Care (16.5%)
Anika Therapeutics, Inc. (a)	31,475	1,631,979
Atrion Corp.	2,732	2,053,098
Bruker Corp.	75,000	3,822,750
Cantel Medical Corp.	46,700	3,311,030
Charles River Laboratories International, Inc. (a)	25,677	3,922,419
Chemed Corp.	11,800	5,183,268
CorVel Corp. (a)	31,110	2,717,770
Ensign Group, Inc.	39,808	1,806,089
Globus Medical, Inc., Class A (a)	62,600	3,685,888
Haemonetics Corp. (a)	17,900	2,056,710
Hill-Rom Holdings, Inc.	37,000	4,200,609
Premier, Inc. (a)	63,100	2,390,228
U.S. Physical Therapy, Inc.	17,266	1,974,367
		38,756,205
Industrials (17.4%)
Applied Industrial Technologies, Inc.	42,400	2,827,656
Donaldson Co., Inc.	74,400	4,286,929
Forward Air Corp.	45,400	3,175,730
Franklin Electric Co., Inc.	64,900	3,720,068
Herman Miller, Inc.	35,697	1,486,780
Hub Group, Inc., Class A (a)	59,500	3,051,755
Kadant, Inc.	19,100	2,011,994
Korn Ferry	43,887	1,860,809
Landstar System, Inc.	30,100	3,427,487
Lincoln Electric Holdings, Inc.	38,900	3,762,797
Tennant Co.	21,300	1,659,696
UniFirst Corp.	21,100	4,261,778
Valmont Industries, Inc.	15,180	2,273,660
Watts Water Technologies, Inc., Class A	33,100	3,302,056
		41,109,195
Information Technology (13.3%)
Badger Meter, Inc.	30,600	1,986,858
Coherent, Inc. (a)	18,400	3,060,840
CSG Systems International, Inc.	50,300	2,604,534
ExlService Holdings, Inc. (a)	37,400	2,597,804
InterDigital, Inc.	34,600	1,885,354
Manhattan Associates, Inc. (a)	47,900	3,820,025
NETGEAR, Inc. (a)	54,148	1,327,167
NIC, Inc.	170,300	3,806,205
Power Integrations, Inc.	26,800	2,650,788
Progress Software Corp.	81,900	3,402,945
Tech Data Corp. (a)	12,100	1,737,560
Teradata Corp. (a)	92,500	2,476,225
		31,356,305
Materials (3.9%)
Minerals Technologies, Inc.	45,600	2,627,928
Sensient Technologies Corp.	48,900	3,231,801
Silgan Holdings, Inc.	108,100	3,359,748
		9,219,477
Real Estate (5.8%)
American Campus Communities, Inc.	37,072	1,743,496
CoreSite Realty Corp.	32,400	3,632,688
CubeSmart	69,000	2,172,120
Highwoods Properties, Inc.	77,800	3,805,198
Ryman Hospitality Properties, Inc.	25,500	2,209,830
		13,563,332
Utilities (5.0%)
Chesapeake Utilities Corp.	31,000	2,970,730
Hawaiian Electric Industries, Inc.	49,455	2,317,461
New Jersey Resources Corp.	67,200	2,995,104
ONE Gas, Inc.	37,000	3,462,090
		11,745,385

TOTAL COMMON STOCKS (Cost $176,140,452)		231,722,286

Investment Companies (1.5%)

JPMorgan U.S. Government Money Market Fund, Capital Shares, 1.49% (b)	3,445,871	3,445,871
TOTAL INVESTMENT COMPANIES (Cost $3,445,871)		3,445,871

Total Investments (Cost $179,586,323) — 99.9%(c)		235,168,157
Other assets in excess of liabilities — 0.1%		300,642
NET ASSETS — 100.0%		$235,468,799

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day yield as of December 31, 2019.
(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

See Notes to Financial Statements

Financial Statements	Boston Trust Small Cap Fund

Statement of Assets and Liabilities
December 31, 2019

Assets:
Investments, at fair value (cost $179,586,323)	$235,168,157
Dividends receivable	214,100
Receivable for capital shares issued	290,589
Prepaid expenses	20,516
Total Assets	235,693,362
Liabilities:
Payable for capital shares redeemed	13,973
Accrued expenses and other liabilities:
Investment adviser	139,300
Administration and accounting	5,194
Custodian	2,096
Shareholder servicing fees	27,463
Transfer agent	6,532
Trustee	402
Other	29,603
Total Liabilities	224,563
Net Assets	$235,468,799
Composition of Net Assets:
Paid in capital	$178,228,296
Total distributable earnings/(loss)	57,240,503
Net Assets	$235,468,799
Shares outstanding (par value $0.01, unlimited number of shares authorized)	16,103,719
Net Asset Value, Offering Price and Redemption price per share	$14.62

Statement of Operations
For the year ended December 31, 2019

Investment Income:
Dividends	$3,841,915
Total Investment Income	3,841,915
Expenses:
Investment adviser	1,825,866
Administration and accounting	164,425
Chief compliance officer	20,622
Custodian	32,642
Shareholder servicing	374,268
Transfer agency	48,445
Trustee	16,120
Other	121,078
Total expenses before fee reductions	2,603,466
Fees contractually reduced by the investment adviser	(168,952)
Net Expenses	2,434,514
Net Investment Income	1,407,401
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	12,876,513
Net realized gains from redemptions in-kind (a)	42,132,134
Change in unrealized appreciation/depreciation from investments	9,542,517
Net realized/unrealized gains (losses) from investments	64,551,164
Change in Net Assets Resulting from Operations	$65,958,565

(a) See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements

Financial Statements	Boston Trust Small Cap Fund

Statements of Changes in Net Assets

	For the year ended	For the year ended
	December 31, 2019	December 31, 2018
Investment Activities:
Operations:
Net investment income	$1,407,401	$1,143,498
Net realized gains from investment transactions	55,008,647	43,824,649
Change in unrealized appreciation/depreciation from investments	9,542,517	(55,806,560)
Change in Net Assets Resulting from Operations	65,958,565	(10,838,413)
Distributions to shareholders:
Total Distributions	(15,569,783)	(34,637,332)
Change in Net Assets Resulting from distributions to shareholders	(15,569,783)	(34,637,332)
Capital Share Transactions:
Proceeds from shares issued	80,119,024	30,104,415
Dividends reinvested	14,461,506	32,559,881
Cost of shares redeemed	(31,775,419)	(141,125,269)
Cost of in-kind shares redeemed (a)	(119,901,316)	—
Change in Net Assets Resulting from Capital Share Transactions	(57,096,205)	(78,460,973)
Change in Net Assets	(6,707,423)	(123,936,718)
Net Assets:
Beginning of period	242,176,222	366,112,940
End of period	$235,468,799	$242,176,222
Share Transactions:
Issued	5,601,029	1,948,859
Reinvested	1,010,587	2,577,979
Redeemed	(2,272,358)	(9,208,620)
Redeemed in-kind (a)	(8,413,292)	—
Change in shares	(4,074,034)	(4,681,782)

Amounts designated as “—” are $0 or have been rounded to $0.

(a) See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements

Financial Statements	Boston Trust Small Cap Fund

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

					For the nine
	For the year		For the year	For the year	months		For the year	For the year
	ended		ended	ended	ended		ended	ended
	December 31,		December 31,	December 31,	December 31,		March 31,	March 31,
	2019		2018	2017	2016		2016	2015
Net Asset Value, Beginning of Period	$12.00		$14.73	$14.33	$12.74		$15.20	$15.73

Investment Activities:
Operations:
Net investment income	0.09		0.07	0.07	0.12		0.06	0.03
Net realized/unrealized gains (losses) from investments	3.47		(0.86)	1.67	1.92		(0.25)	0.51
Total from investment activities	3.56		(0.79)	1.74	2.04		(0.19)	0.54
Dividends:
Net investment income	(0.06)		(0.07)	(0.08)	(0.14)		(0.06)	(0.01)
Net realized gains from investment transactions	(0.88)		(1.87)	(1.26)	(0.31)		(2.21)	(1.06)
Total dividends	(0.94)		(1.94)	(1.34)	(0.45)		(2.27)	(1.07)

Net Asset Value, End of Period	$14.62		$12.00	$14.73	$14.33		$12.74	$15.20

Total Return	29.88%		(6.00)%	12.26%	15.94	%(a)	(0.52)%	3.81%

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$235,469		$242,176	$366,113	$327,593		$338,656	$439,681
Ratio of net expenses to average net assets	1.00%		1.00%	1.00%	1.00	%(b)	1.00%	1.00%
Ratio of net investment income to average net assets	0.58%		0.39%	0.46%	1.21	%(b)	0.44%	0.17%
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment adviser) to average net assets (c)	1.07%		1.09%	1.02%	1.06	%(b)	1.08%	1.05%
Portfolio turnover rate	23.23	%(d)	24.60%	23.78%	51.92	%(a)	37.42%	28.62%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the periods, certain fees were reduced or recouped by the investment adviser. If such fee reductions/recoupments had not occurred, the ratio would have been as indicated.
(d)	Excludes impact of in-kind transactions.

See Notes to Financial Statements

This page intentionally left blank.

Read our 2019 Annual ESG Impact Report online

We invite you to read our Annual ESG Impact Report online, which provides an in-depth view of the ways in which Boston Trust Walden Company promotes business sustainability and achieve impact on behalf of clients.

The report can be found at: www.bostontrustwalden.com/insights/annual-esg-impact-report-2019/

Included in this report:

This page intentionally left blank.

Walden Balanced Fund

(formerly known as the Walden Asset Management Fund)

Walden Equity Fund

December 31, 2019

William H. Apfel, CFA

Portfolio Manager

Boston Trust Walden Inc.

Balanced Fund Objective

The Fund seeks long-term capital growth and income through an actively managed portfolio of stocks, bonds and money market instruments.

Equity Fund Objective

The Fund seeks long-term growth of capital through an actively managed portfolio of stocks.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of these Funds will fluctuate as the value of the securities in the portfolio changes.

Foreign investing involves risks not typically associated with U.S. investments, including adverse political, social and economic developments and differing auditing and legal standards. These risks are magnified in emerging markets.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Intermediate term, higher quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

The Walden Balanced Fund and Walden Equity Fund returned 23.70%† and 32.30%†, respectively, for the 12-month period ended December 31, 2019. The results compared favorably to the relevant market indices, including the S&P 500 Index and the Bloomberg Barclays U.S. Government/Credit Bond Index, which rose by 31.49% and 9.71%, respectively, for the year. Both Funds’ equity segments outperformed the S&P 500 Index benchmark, while the Walden Balanced Fund also benefitted from our decision to keep the equity allocation at the upper-end of the policy range.*

The stock market’s gains in 2019 represented a strong rebound following a challenging 2018 that was marked by a nearly 20% drop during the latter months of the year. In stark contrast to the litany of risks that were cited as the cause for the market decline in the fourth quarter of last year, 2019 brought with it a renewed sense of optimism that the long-awaited economic recession had not quite arrived. That the Funds outperformed the broad market over the course of 2019 was a particularly favorable outcome when considering that it came on the heels of relative downside protection in 2018.

Our analysis of the year’s returns indicated that the stocks of what we deemed to be more financially sound and well-run companies significantly outperformed those that did not meet our quality criteria. Specifically, we noted that stable growers, those businesses that are less subject to economic cycles and have delivered a sustained or improving rate of organic growth, were rewarded by investors. Until the fourth quarter, we saw little evidence that valuation was at the forefront of investors’ minds. Our valuation discipline, which is predicated on the idea that the avoidance of overpaying for securities is an important risk management tool, acted as a headwind, albeit one that we believe will prove transitory.

At the sector level, decisions in healthcare, financials, and the consumer sectors propelled relative performance. Results in the industrials and communications services sectors were challenging, though the underperformance was attributable almost exclusively to just two stocks. Within industrials, the holding of 3M Company (1.01% of net assets) was the largest detractor. Weakness in the stock was due to cyclical end market challenges as well as concerns regarding the outcome of pending litigation. The decision to not own Facebook held back the comparative gain from communications services, as this large capitalization stock rebounded sharply despite well-publicized issues regarding data privacy.

Outlook

The underlying fundamentals that have supported the current economic expansion, including a strong labor market, growth in personal income, and healthy corporate cash flows, remain largely intact. Importantly, those factors have improved while inflation remains modest. Therefore, absent an unanticipated deterioration in the economic climate or renewed controversies regarding global trade, our outlook for corporate earnings is positive. Meanwhile, market valuations reside at reasonable levels in the context of low inflation, low interest rates, and solid corporate earnings. This is also true relative to fixed income alternatives as it relates to the Walden Balanced Fund. Nevertheless, investors should be forewarned; short-term market moves are largely dictated by changes in investor sentiment, not earnings. In addition, 2020, a presidential election year, is likely to be filled with wide swings in sentiment. If recent headlines are any guide, geopolitical risks are also mounting. Thus, we anticipate heightened market volatility. Our base case outlook is that fundamentals for U.S. equities remain favorable, although the recent pace of appreciation may be difficult to sustain. While it is our discipline to avoid adjusting our investment strategy in response to every market turn, we believe that our long-held emphasis on financially strong companies, reasonable valuations, and prudent diversification will allow the Funds to earn attractive returns in a range of market outcomes.

†	The recent appreciation in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

*	Portfolio composition is subject to change.

Investment Performance (Unaudited)	Walden Balanced Fund
Walden Equity Fund
December 31, 2019

	For the periods ended 12/31/19
	Average Annual Total Returns
							Since
							Inception
	1 Year	3 years	5 Years	10 Years	15 Years	20 Years	(6/18/99)
Walden Balanced Fund[1]	23.70%†	11.71%	8.71%	9.42%	6.65%	5.89%	5.90%
Walden Equity Fund[1]	32.30%†	15.91%	11.62%	12.55%	8.51%	7.17%	7.13%
S&P 500 Index	31.49%	15.27%	11.70%	13.56%	9.00%	6.06%	6.40%
Bloomberg Barclays U.S. Government/Credit Bond Index	9.71%	4.35%	3.23%	3.96%	4.21%	5.14%	5.03%
FTSE 3 Month US T-Bill Index	2.25%	1.65%	1.05%	0.56%	1.33%	1.69%	1.78%

Hypothetical Growth of a $100,000 Investment

†	The recent appreciation in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

The above charts represent a 10-year hypothetical $100,000 investment in the Walden Balanced Fund and Walden Equity Fund, and includes the reinvestment of dividends and capital gains in the Funds. The returns shown on the table and the graphs do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Walden Balanced Fund is measured against a combination of equity and fixed income indices. The Walden Equity Fund is measured against the Standard & Poor’s 500 Index (“S&P 500”), which is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also also widely viewed as a proxy for the total market. The Bloomberg Barclays U.S. Government/Credit Bond Index includes Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and USD Corporates. The Bloomberg Barclays U.S. Government/Credit Bond Index is a component of the Bloomberg Barclays U.S. Aggregate Bond Index. The FTSE 3 Month US T-Bill Index reflects monthly return equivalents of yield averages that are not marked to the market. The index is an average of the last three-month treasury bill issues. The three-month treasury bills are the short-term debt obligations of the U.S. Government. The indexes are unmanaged and their performance does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds’ performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Walden Balanced Fund
Fund Net Asset Value:	$20.76
Gross Expense Ratio[1]:	1.04%

Walden Equity Fund
Fund Net Asset Value:	$26.47
Gross Expense Ratio[1]:	1.08%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

[1]	The Gross Expense Ratio is from each Fund’s most recent prospectus, dated May 1, 2019. The contractual fee limit under each Fund’s expense limitation agreement is 1.00% of each Fund’s average annual net assets, subject to certain limitations as described in each Fund’s prospectus. Please see each Fund’s most recent prospectus for details. Additional information pertaining to each Fund’s expense ratio as of December 31, 2019 can be found in the financial highlights included in this report. The investment performance may reflect fee reductions. If such fee reductions had not occurred, the quoted performance would have been lower. The contractual fee waiver continues through May 1, 2020 and may be renewed thereafter.

Walden Midcap Fund

December 31, 2019

Stephen J. Amyouny, CFA

Lead Portfolio Manager

Belinda Cavazos, CFA

Portfolio Manager

Richard Q. Williams, CFA

Portfolio Manager

Boston Trust Walden Inc.

Fund Objective

The Fund seeks long-term capital growth through an actively managed portfolio of stocks of middle capitalization (“mid cap”) companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Mid cap funds typically carry additional risks since smaller companies generally have a higher risk of failure.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

The Russell Midcap® Index rose 30.54% in 2019, a strong rebound after the prior year’s -9.06% return. The Walden Midcap Fund participated in the market’s strong rise but modestly underperformed the index with a 28.38%† total return for the year. For the trailing three- and five–year periods, the Fund is ahead of the index, with less volatility.

Our analysis of 2019 suggests there were crosscurrents impacting our performance. The higher-quality stocks we favor outperformed the index; however, our valuation discipline was a headwind, as more reasonably valued stocks underperformed for the year. At the sector level, information technology drove relative underperformance, while energy and consumer discretionary were the top relative contributors in 2019. Underperformance in information technology was driven by our underweight to semiconductors, as well as unfavorable security selection. Within energy, relative performance was aided by our underweight to the sector and positive security selection in energy equipment and services.*

Outlook

The underlying fundamentals of the U.S. economy remain solid. Furthermore, recent interest rate cuts by the U.S. Federal Reserve Board have decreased the risk of a severe domestic slowdown, and the economies of key trading partners appear to be stabilizing. There has also been progress on the trade front with the recent signing of a new trade agreement with Canada and Mexico, and positive steps towards resolution of ongoing disputes with China. The upcoming U.S. election is one area likely to generate uncertainty in 2020, and there is the obvious risk of unforeseen geopolitical events affecting markets. Our base case outlook is that fundamentals for the U.S. equity market will remain favorable, although the recent pace of strong market appreciation may be difficult to sustain.

We see multiple paths for the Walden Midcap Fund to continue to add value, including superior company fundamentals and the portfolio’s reasonable valuation profile relative to the index. We remain focused on constructing a well-diversified portfolio of higher-quality reasonably valued companies that we believe can generate greater economic returns across a full market cycle. We believe this combination of superior fundamentals and reasonable valuation relative to the index gives us confidence the Fund is well positioned for the future.

†	The recent appreciation in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

*	Portfolio composition is subject to change.

Investment Performance (Unaudited)	Walden Midcap Fund

December 31, 2019

	For the periods ended 12/31/19
	Average Annual Total Returns
					Since
					Inception
	1 Year		3 Years	5 Years	(8/1/11)
Walden Midcap Fund[1]	28.38	%†	13.98%	10.58%	11.93%
Russell Midcap® Index	30.54%		12.06%	9.33%	12.34%

Hypothetical Growth of a $100,000 Investment

†	The recent appreciation in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

The above chart represents a hypothetical $100,000 investment in the Walden Midcap Fund from August 1, 2011 to December 31, 2019, and includes the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Walden Midcap Fund is measured against the Russell Midcap® Index, which is an unmanaged index that tracks the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market capitalization and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Fund Net Asset Value:	$18.71
Gross Expense Ratio[1]:	1.00%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. Returns less than one year are not annualized. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

[1]	The Gross Expense Ratio is from the Fund’s most recent prospectus, dated May 1, 2019. Additional information pertaining to the Fund’s expense ratio as of December 31, 2019 can be found in the financial highlights included in this report. The investment performance may reflect fee reductions. If such fee reductions had not occurred, the quoted performance would have been lower. The contractual fee waiver continues through May 1, 2020 and may be renewed thereafter.

Walden SMID Cap Fund

December 31, 2019

Kenneth P. Scott, CFA

Lead Portfolio Manager

Belinda Cavazos, CFA

Portfolio Manager

Richard Q. Williams, CFA

Portfolio Manager

Boston Trust Walden Inc.

Fund Objective

The Fund seeks long-term capital growth through an actively managed portfolio of stocks of small and middle capitalization (“smid cap”) companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Smid cap companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

For the full year, the Russell 2500™ Index returned 27.77%, a strong rebound from 2018’s -10.00% decline. The Walden SMID Cap Fund returned 26.12%†, modestly trailing the index. The Fund has outperformed the index for the trailing three- and five-year periods, with less risk.

Higher-quality stocks generally performed in line with the index for the year, which explains the Fund’s ability to participate in the strong market. Relative performance was most favorable in the financials sector, due to the Fund’s overweight to and performance of its capital markets stocks. Information technology was the leading detractor from relative results for the year due to a combination of style headwinds and unfavorable security selection.*

Outlook

The underlying fundamentals of the U.S. economy remain solid. Furthermore, recent interest rate cuts by the U.S. Federal Reserve Board have decreased the risk of a severe domestic slowdown, and the economies of key trading partners appear to be stabilizing. There has also been progress on the trade front with the recent signing of a new trade agreement with Canada and Mexico, and positive steps towards resolution of ongoing disputes with China. The upcoming U.S. election is one area likely to generate uncertainty in 2020, and there is the ongoing risk of unforeseen geopolitical events affecting markets. Our base case outlook is that fundamentals for the U.S. equity market will remain favorable, although the recent pace of strong market appreciation may be difficult to sustain, especially given the earnings growth deceleration we observed throughout 2019. We see multiple paths for the Walden SMID Cap Fund to continue to add value, including superior company fundamentals and the Fund’s valuation discount to the index. We remain focused on constructing a well-diversified Fund of higher-quality reasonably valued companies that we believe can generate superior economic returns across a full market cycle. Compared to the index, the Fund is invested in companies with higher and more stable returns on invested capital, stronger balance sheets, and sustainable growth. Despite this higher quality financial profile, valuation for the Fund currently stands at an average operating price/earnings ratio (P/E ratio)1 of 22x, a discount to the Russell 2500™ operating P/E of 32x. We believe the combination of superior fundamentals and more reasonable valuation relative to the index provides confidence that the Fund is well positioned for the future.

†	The recent appreciation in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

*	Portfolio composition is subject to change.

[1]	The price-to-earnings ratio (P/E Ratio) is a valuation ratio of a company’s current share price to its per-share earnings.

Investment Performance (Unaudited)	Walden SMID Cap Fund

December 31, 2019

	For the periods ended 12/31/19
	Average Annual Total Returns
					Since
					Inception
	1 Year		3 Years	5 Years	(6/28/12)
Walden SMID Cap Fund[1]	26.12	%†	11.67%	10.28%	12.57%
Russell 2500™ Index	27.77%		10.33%	8.93%	13.07%

Hypothetical Growth of a $100,000 Investment

†	The recent appreciation in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

The above chart represents a hypothetical $100,000 investment in the Walden SMID Cap Fund from June 28, 2012 to December 31, 2019, and includes the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and the graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Walden SMID Cap Fund is measured against the Russell 2500™ Index, which is an unmanaged index that tracks the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500™ is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Fund Net Asset Value:	$18.10
Gross Expense Ratio[1]:	1.08%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

[1]	The Gross Expense Ratio is from the Fund’s most recent prospectus, dated May 1, 2019. The contractual fee limit under the Fund’s expense limitation agreement is 1.00% of the Fund’s average annual net assets, subject to certain limitations as described in the Fund’s prospectus. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of December 31, 2019 can be found in the financial highlights included in this report. The investment performance may reflect fee reductions. If such fee reductions had not occurred, the quoted performance would have been lower. The contractual fee waiver continues through May 1, 2020 and may be renewed thereafter.

Walden Small Cap Fund

December 31, 2019

Kenneth P. Scott, CFA

Lead Portfolio Manager

Belinda Cavazos, CFA

Portfolio Manager

Richard Q. Williams, CFA

Portfolio Manager

Boston Trust Walden Inc.

Fund Objective

The Fund seeks long-term capital growth through an actively managed portfolio of stocks of small capitalization (“small cap”) companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Small cap funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

For the full year, the Russell 2000® Index returned 25.52%, a strong rebound from 2018’s -11.01% decline. Despite the Fund’s underperformance in the fourth quarter, the 29.15%† total return for the Walden Small Cap Fund outperformed the index by a wide margin in 2019. The Fund has also outperformed the index for the trailing three-, and five-year periods, with less risk.

The strong relative performance in 2019 was driven primarily by favorable stock selection, as higher-quality stocks lagged the index. Relative performance was favorable across most sectors and only stocks in the consumer discretionary, consumer staples and utilities sectors detracted from results. The headwind to quality was particularly evident in consumer discretionary and utilities, while unfavorable stock selection led to underperformance within consumer staples.*

Outlook

The underlying fundamentals of the U.S. economy remain solid. Furthermore, recent interest rate cuts by the U.S. Federal Reserve Board have decreased the risk of a severe domestic slowdown, and the economies of key trading partners appear to be stabilizing. There has also been progress on the trade front with the recent signing of a new trade agreement with Canada and Mexico, and positive steps towards resolution of ongoing disputes with China. The upcoming U.S. election is one area likely to generate uncertainty in 2020, and there is the ongoing risk of unforeseen geopolitical events affecting markets. Our base case outlook is that fundamentals for the U.S. equity market will remain favorable, although the recent pace of strong market appreciation may be difficult to sustain, especially given the earnings growth deceleration we observed throughout 2019.

We see multiple paths for the Walden Small Cap Fund to continue to add value, including superior company fundamentals and the Fund’s valuation discount to the index. We remain focused on constructing a well-diversified portfolio of higher-quality reasonably valued companies that we believe can generate greater economic returns across a full market cycle. Compared to the index, the Fund is invested in companies with higher and more stable returns on invested capital, stronger balance sheets, and sustainable growth. Despite this higher quality financial profile, valuation for the Fund currently stands at an average operating price/earnings ratio (P/E ratio)1 of 24x, half the Russell 2000® operating P/E of 48x. We believe the combination of superior fundamentals and more reasonable valuation relative to the index provides confidence that the Fund is well positioned for the future.

†	The recent appreciation in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

*	Portfolio composition is subject to change.

[1]	The price-to-earnings ratio (P/E Ratio) is a valuation ratio of a company’s current share price to its per-share earnings.

Investment Performance (Unaudited)	Walden Small Cap Fund December 31, 2019

	For the periods ended 12/31/19
	Average Annual Total Returns
						Since
						Inception
	1 Year		3 Years	5 Years	10 Years	(10/24/08)
Walden Small Cap Fund[1]	29.15	%†	10.60%	10.03%	11.48%	13.46%
Russell 2000® Index	25.52%		8.59%	8.23%	11.83%	13.55%

Hypothetical Growth of a $100,000 Investment

†	The recent appreciation in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

The above chart represents a 10-year hypothetical $100,000 investment in the Walden Small Cap Fund and includes the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Walden Small Cap Fund is measured against the Russell 2000® Index, which is an unmanaged index that tracks the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Fund Net Asset Value:	$21.18
Gross Expense Ratio[1]:	1.05%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

[1]	The Gross Expense Ratio is from the Fund’s most recent prospectus, dated May 1, 2019. The contractual fee limit under the Fund’s expense limitation agreement is 1.00% of the Fund’s average annual net assets, subject to certain limitations as described in the Fund’s prospectus. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of December 31, 2019 can be found in the financial highlights included in this report. The investment performance may reflect fee reductions. If such fee reductions had not occurred, the quoted performance would have been lower. The contractual fee waiver continues through May 1, 2020 and may be renewed thereafter.

Walden International Equity Fund

December 31, 2019

William H. Apfel, CFA

Lead Portfolio Manager

Nathaniel J. Riley, CFA

Portfolio Manager

David A. Sandell, CFA

Portfolio Manager

Boston Trust Walden Inc.

Fund Objective

The Fund seeks long-term capital growth through an actively managed portfolio of equities of international companies.

Investment Concerns

Foreign investing involves risks not typically associated with U.S. investments, including adverse political, regulatory, social and economic developments and differing auditing and legal standards. These risks are magnified in emerging markets.

Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

The net asset value per share of these Funds will fluctuate as the value of the securities in the portfolio changes.

Cash equivalents offer low risk and low return potential.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

For the 12-month period ended December 31, 2019, the Walden International Equity Fund posted a total return of 20.62%†. The Fund’s return trailed that of its primary benchmark, the MSCI World ex-USA Index (net), which posted a return of 22.49% for the year.

Every country represented in the MSCI World ex-USA Index achieved a positive return for 2019. Global markets bounced back quickly in the first quarter of 2019, after swooning through the fourth quarter of 2019, and provided further gains later in the year as the economic picture proved better than expected. Global growth slowed slightly, and economic indicators such as the Purchasing Managers’ Index1 did generally decline through the year, but most developed countries did not fare as poorly as feared at the end of 2018. Global central banks continued to provide liquidity, supporting economic activity and asset prices. Global trade disruptions stemming from the Trump administration’s policies have eased somewhat, affecting international developed markets both directly and indirectly: The USMCA1 agreement appears likely to be ratified as the successor to NAFTA1, and the U.S. and China have agreed to reduce bilateral tariffs and address certain trade concerns, though tariffs have escalated between the U.S. and Europe.

During the year our quality style roughly kept pace with the benchmark, which is somewhat unusual during strong up markets. Our underperformance can be attributed in part to our avoidance of industries and companies with superficially strong financial characteristics, but which carry higher-than-average business model risk. Semiconductors are one such industry, and were the greatest detractor to our relative performance as it rallied strongly in 2019.*

†	The recent appreciation in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

[1]	Purchasing Managers’ Index (PMI) is an indicator of the economic health of the manufacturing sector. The PMI is based on five major indicators: new orders, inventory levels, production, supplier deliveries, and the employment environment. The United States-Mexico-Canada Agreement, or “USMCA,” will replace the current North America Free Trade Agreement “NAFTA,” which governs trade in North America. The trade agreement has been negotiated by the governments of The United States, Mexico, and Canada, but still must be ratified be certain groups within these governments.

*	Portfolio composition is subject to change.

Investment Performance (Unaudited)	Walden International
Equity Fund
December 31, 2019

	For the periods ended 12/31/19
	Average Annual Total Returns
				Since
				Inception
	1 Year		3 Years	(6/9/15)
Walden International Equity Fund[1]	20.62	%†	9.12%	4.84%
MSCI World ex-USA Index (net)	22.49%		9.34%	4.76%

Hypothetical Growth of a $1,000,000 Investment

†	The recent appreciation in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

The above chart represents a hypothetical $1,000,000 investment in the Walden International Equity Fund from June 9, 2015 to December 31, 2019, and includes the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and the graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Walden International Equity Fund is measured against the MSCI World ex-USA Index. The MSCI World ex-USA Index captures large- and mid-cap representation of developed markets countries, excluding the United States. This index is unmanaged and the performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Fund Net Asset Value:	$11.60
Gross Expense Ratio[1]:	1.17%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

[1]	The Gross Expense Ratio is from the Fund’s most recent prospectus, dated May 1, 2019. The contractual fee limit under the Fund’s expense limitation agreement is 1.10% of the Fund’s average annual net assets, subject to certain limitations as described in the Fund’s prospectus. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of December 31, 2019 can be found in the financial highlights included in this report. The investment performance may reflect fee reductions. If such fee reductions had not occurred, the quoted performance would have been lower. The contractual fee waiver continues through May 1, 2020 and may be renewed thereafter.

Schedule of Portfolio Investments	Walden Balanced Fund

December 31, 2019

Security Description	Shares	Fair Value ($)
Common Stocks (73.9%)
Communication Services (6.2%)
Alphabet, Inc., Class A (a)	1,000	1,339,390
Alphabet, Inc., Class C (a)	2,800	3,743,656
Charter Communications, Inc., Class A (a)	2,445	1,186,021
Comcast Corp., Class A	33,000	1,484,010
Omnicom Group, Inc.	13,000	1,053,260
Verizon Communications, Inc.	16,000	982,400
		9,788,737
Consumer Discretionary (5.9%)
Advance Auto Parts, Inc.	2,500	400,400
Autoliv, Inc.	3,000	253,230
Booking Holdings, Inc. (a)	475	975,522
Dollar General Corp.	10,000	1,559,800
McDonald’s Corp.	2,000	395,220
NIKE, Inc., Class B	18,000	1,823,580
Ross Stores, Inc.	14,500	1,688,090
Starbucks Corp.	19,500	1,714,440
The Home Depot, Inc.	2,000	436,760
		9,247,042
Consumer Staples (7.5%)
Church & Dwight Co., Inc.	13,000	914,420
Colgate-Palmolive Co.	16,000	1,101,440
Costco Wholesale Corp.	8,600	2,527,712
Estee Lauder Cos., Inc., Class A	7,000	1,445,780
PepsiCo, Inc.	14,500	1,981,715
Sysco Corp.	17,000	1,454,180
The Clorox Co.	8,000	1,228,320
The Hershey Co.	8,000	1,175,840
		11,829,407
Energy (1.9%)
Apache Corp.	24,000	614,160
ConocoPhillips	37,000	2,406,110
		3,020,270
Financials (12.2%)
American Express Co.	11,000	1,369,390
Cincinnati Financial Corp.	15,000	1,577,250
Comerica, Inc.	9,000	645,750
Commerce Bancshares, Inc.	14,585	990,905
Discover Financial Services	14,000	1,187,480
JPMorgan Chase & Co.	22,000	3,066,800
M&T Bank Corp.	4,000	679,000
Northern Trust Corp.	15,000	1,593,600
PNC Financial Services Group, Inc.	11,500	1,835,745
State Street Corp.	14,500	1,146,950
T. Rowe Price Group, Inc.	10,000	1,218,400
Truist Financial Corp.	36,000	2,027,520
U.S. Bancorp	31,500	1,867,635
		19,206,425
Health Care (11.6%)
Becton, Dickinson & Co.	9,600	2,610,912
Danaher Corp.	11,000	1,688,280
Henry Schein, Inc. (a)	16,000	1,067,520
Johnson & Johnson, Inc.	13,000	1,896,310
Medtronic PLC	11,500	1,304,675
Merck & Co., Inc.	17,600	1,600,720
Mettler-Toledo International, Inc. (a)	1,700	1,348,576
Stryker Corp.	8,500	1,784,490
UnitedHealth Group, Inc.	9,000	2,645,820
Varian Medical Systems, Inc. (a)	7,000	994,070
Waters Corp. (a)	5,800	1,355,170
		18,296,543

	Shares or Principal
	Amount ($)
Industrials (8.5%)
3M Co.	9,000	1,587,780
Cummins, Inc.	5,000	894,800
Deere & Co.	6,000	1,039,560
Donaldson Co., Inc.	20,000	1,152,400
Emerson Electric Co.	11,000	838,860
Hubbell, Inc.	8,500	1,256,470
Illinois Tool Works, Inc.	8,000	1,437,040
Lincoln Electric Holdings, Inc.	7,000	677,110
Union Pacific Corp.	12,500	2,259,875
United Parcel Service, Inc., Class B	10,500	1,229,130
W.W. Grainger, Inc.	3,000	1,015,560
		13,388,585
Information Technology (15.6%)
Accenture PLC, Class A	13,000	2,737,410
Apple, Inc.	21,500	6,313,475
Automatic Data Processing, Inc.	13,000	2,216,500
Cisco Systems, Inc.	30,000	1,438,800
Microsoft Corp.	37,000	5,834,899
Oracle Corp.	42,500	2,251,650
TE Connectivity Ltd.	10,000	958,400
Visa, Inc., Class A	15,000	2,818,500
		24,569,634
Materials (2.5%)
Air Products & Chemicals, Inc.	5,000	1,174,950
AptarGroup, Inc.	12,500	1,445,250
PPG Industries, Inc.	10,000	1,334,900
		3,955,100
Utilities (2.0%)
Consolidated Edison, Inc.	15,500	1,402,285
Eversource Energy	21,000	1,786,470
		3,188,755

TOTAL COMMON STOCKS (Cost $55,698,642)		116,490,498

Certificate of Deposit (0.1%)

Certificate of Deposit (0.1%)
Self-Help Federal Credit Union, 1.90%,12/20/21 (b)	200,000	200,796

TOTAL CERTIFICATE OF DEPOSIT (Cost $200,000)		200,796

Corporate Bonds (2.7%)

Consumer Discretionary (0.2%)
Starbucks Corp., 2.45%, 6/15/26, Callable 3/15/26 @ 100	350,000	355,326

Financials (0.8%)
American Express Co., 2.65%, 12/2/22	287,000	292,707
John Deere Capital Corp., 2.80%, 7/18/29	350,000	359,765
KFW, 1.88%, 11/30/20	250,000	250,367
North American Development Bank, 4.38%,2/11/20	100,000	100,281
The Toronto-Dominion Bank, 3.50%, 7/19/23,MTN	350,000	368,636
		1,371,756

See Notes to Financial Statements

Schedule of Portfolio Investments (Cont.)	Walden Balanced Fund

December 31, 2019

Corporate Bonds, Continued

	Shares or
	Principal
Security Description	Amount ($)	Fair Value ($)
Health Care (0.3%)
Abbott Laboratories, 2.95%, 3/15/25, Callable 12/15/24 @ 100	100,000	104,158
Kaiser Foundation Hospitals, 3.15%, 5/1/27, Callable 2/1/27 @ 100	250,000	261,374
Merck & Co., Inc., 3.88%, 1/15/21, Callable 10/15/20 @ 100	150,000	152,862
		518,394
Industrials (0.4%)
Emerson Electric Co., 2.63%, 2/15/23, Callable 11/15/22 @ 100	200,000	205,388
Hubbell, Inc., 3.35%, 3/1/26, Callable 12/1/25 @ 100	145,000	148,304
Hubbell, Inc., 3.50%, 2/15/28, Callable 11/15/27 @ 100	150,000	154,296
Hubbell, Inc., 3.63%, 11/15/22	75,000	77,935
		585,923
Information Technology (0.9%)
Apple, Inc., 2.20%, 9/11/29, Callable 6/11/29 @ 100	350,000	343,876
Apple, Inc., 2.85%, 2/23/23, Callable 12/23/22 @ 100	150,000	154,378
Apple, Inc., 3.00%, 6/20/27, Callable 3/20/27 @ 100	200,000	209,834
Oracle Corp., 3.40%, 7/8/24, Callable 4/8/24 @ 100	300,000	316,894
Visa, Inc., 3.15%, 12/14/25, Callable 9/14/25 @ 100	275,000	290,960
		1,315,942
Utilities (0.1%)
Midamerican Energy Co., 3.10%, 5/1/27, Callable 2/1/27 @ 100	200,000	208,743

TOTAL CORPORATE BONDS (Cost $4,227,207)		4,356,084

Municipal Bonds (2.0%)

Massachusetts (1.7%):
Commonwealth of Massachusetts, GO, Series D, 3.00%, 5/1/35, Callable 5/1/29 @ 100 (b)	1,150,000	1,209,352
Commonwealth of Massachusetts, GO, Series D, 3.00%, 5/1/36, Callable 5/1/29 @ 100 (b)	1,500,000	1,565,955
		2,775,307
New York (0.1%):
New York State Environmental Facilities Corp., Series C, 1.89%, 7/15/22	190,000	190,200

Wisconsin (0.2%):
Wisconsin State, Build America Bonds, GO, 4.60%, 5/1/26, Callable 5/1/21 @ 100	250,000	258,072

TOTAL MUNICIPAL BONDS (Cost $3,180,225)		3,223,579

U.S. Government & U.S. Government Agency Obligations (19.5%)

Federal Farm Credit Bank (0.9%)
2.60%, 10/6/22	250,000	256,729
2.75%, 7/16/27	250,000	262,966
2.85%, 3/2/28	750,000	795,289
		1,314,984
Federal Home Loan Bank (4.0%)
2.13%, 3/10/23	1,000,000	1,017,243
2.50%, 3/11/22	200,000	203,798
2.88%, 6/14/24	1,000,000	1,050,393
2.88%, 9/13/24	1,000,000	1,052,793
3.25%, 6/9/23	850,000	895,882
5.25%, 8/15/22	1,000,000	1,092,675
5.50%, 7/15/36	700,000	985,134
		6,297,918
Federal National Mortgage Association (3.5%)
1.88%, 9/24/26	1,000,000	998,838
2.13%, 4/24/26	1,250,000	1,269,666
2.63%, 9/6/24	3,250,000	3,384,958
		5,653,462
Government National Mortgage Association (0.1%)
4.00%, 9/15/40	29,305	31,213
4.00%, 9/15/41	131,000	139,483
6.50%, 5/15/32	3,502	3,864
		174,560
Housing & Urban Development (0.3%)
2.70%, 8/1/22	491,000	497,159

U.S. Treasury Inflation Index Note (1.2%)
0.25%, 7/15/29	1,005,990	1,016,192
0.50%, 1/15/28	521,610	535,288
0.75%, 7/15/28	512,570	539,443
		2,090,923

U.S. Treasury Note (9.5%)
1.63%, 8/15/29	5,000,000	4,875,782
1.88%, 1/31/22	250,000	251,519
2.50%, 2/28/26	750,000	781,758
2.63%, 12/31/23	1,000,000	1,037,500
2.75%, 8/31/23	1,500,000	1,558,975
2.75%, 11/15/23	1,500,000	1,561,611
2.75%, 2/28/25	3,500,000	3,681,699
2.88%, 9/30/23	1,000,000	1,044,629
		14,793,473
TOTAL U.S. GOVERNMENT & U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $29,910,410)		30,822,479

Investment Companies (1.6%)

JPMorgan U.S. Government Money Market Fund, Capital Shares, 1.49% (c)	2,521,206	2,521,206
TOTAL INVESTMENT COMPANIES (Cost $2,521,206)		2,521,206

Total Investments (Cost $95,737,690) — 99.8%(d)		157,614,642
Other assets in excess of liabilities — 0.2%		277,222
NET ASSETS — 100.0%		$157,891,864

(a)	Non-income producing security.
(b)	These securities have been deemed illiquid and represent 1.88% of the Fund’s net assets.
(c)	Rate disclosed is the seven day yield as of December 31, 2019.
(d)	See Federal Tax Information listed in the Notes to the Financial Statements.

GO	General Obligation
MTN	Medium Term Note
PLC	Public Limited Company

See Notes to Financial Statements

Financial Statements	Walden Balanced Fund

Statement of Assets and Liabilities
December 31, 2019

Assets:
Investments, at fair value (cost $95,737,690)	$157,614,642
Interest and dividends receivable	399,520
Receivable for capital shares issued	47,883
Prepaid expenses	14,808
Total Assets	158,076,853
Liabilities:
Payable for capital shares redeemed	49,324
Accrued expenses and other liabilities:
Investment adviser	95,958
Administration and accounting	3,594
Custodian	1,497
Shareholder servicing fees	12,188
Transfer agent	4,697
Trustee	163
Other	17,568
Total Liabilities	184,989
Net Assets	$157,891,864
Composition of Net Assets:
Paid in capital	$95,628,835
Total distributable earnings/(loss)	62,263,029
Net Assets	$157,891,864
Shares outstanding (par value $0.01, unlimited number of shares authorized)	7,607,176
Net Asset Value, Offering Price and Redemption price per share	$20.76

Statement of Operations
For the year ended December 31, 2019

Investment Income:
Interest	$962,930
Dividends	1,926,920
Total Investment Income	2,889,850
Expenses:
Investment adviser	1,076,334
Administration and accounting	101,094
Chief compliance officer	12,050
Custodian	19,704
Shareholder servicing	143,035
Transfer agency	38,087
Trustee	9,139
Other	71,426
Total expenses before fee reductions	1,470,869
Fees contractually reduced by the investment adviser	(34,853)
Net Expenses	1,436,016
Net Investment Income	1,453,834
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	1,420,529
Change in unrealized appreciation/depreciation from investments	27,075,874
Net realized/unrealized gains (losses) from investments	28,496,403
Change in Net Assets Resulting from Operations	$29,950,237

See Notes to Financial Statements

Financial Statements	Walden Balanced Fund

Statements of Changes in Net Assets

	For the year ended	For the year ended
	December 31, 2019	December 31, 2018
Investment Activities:
Operations:
Net investment income	$1,453,834	$1,287,659
Net realized gains from investment transactions	1,420,529	1,472,942
Change in unrealized appreciation/depreciation from investments	27,075,874	(4,974,428)
Change in Net Assets Resulting from Operations	29,950,237	(2,213,827)
Distributions to shareholders:
Total Distributions	(2,514,243)	(2,600,816)
Change in Net Assets Resulting from distributions to shareholders	(2,514,243)	(2,600,816)
Capital Share Transactions:
Proceeds from shares issued	17,881,885	15,978,645
Dividends reinvested	2,015,907	2,139,780
Cost of shares redeemed	(13,937,371)	(10,164,112)
Change in Net Assets Resulting from Capital Share Transactions	5,960,421	7,954,313
Change in Net Assets	33,396,415	3,139,670
Net Assets:
Beginning of period	124,495,449	121,355,779
End of period	$157,891,864	$124,495,449
Share Transactions:
Issued	943,180	900,825
Reinvested	99,208	121,371
Redeemed	(732,434)	(559,444)
Change in shares	309,954	462,752

See Notes to Financial Statements

Financial Statements	Walden Balanced Fund

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

				For the nine
	For the year	For the year	For the year	months		For the year	For the year
	ended	ended	ended	ended		ended	ended
	December 31,	December 31,	December 31,	December 31,		March 31,	March 31,
	2019	2018	2017	2016		2016	2015
Net Asset Value, Beginning of Period	$17.06	$17.76	$15.74	$15.32		$15.96	$15.17

Investment Activities:
Operations:
Net investment income	0.19	0.19	0.18	0.13		0.20	0.17
Net realized/unrealized gains (losses) from investments	3.85	(0.52)	2.16	0.77		0.27	0.89
Total from investment activities	4.04	(0.33)	2.34	0.90		0.47	1.06
Dividends:
Net investment income	(0.20)	(0.18)	(0.18)	(0.17)		(0.21)	(0.16)
Net realized gains from investment transactions	(0.14)	(0.19)	(0.14)	(0.31)		(0.90)	(0.11)
Total dividends	(0.34)	(0.37)	(0.32)	(0.48)		(1.11)	(0.27)

Net Asset Value, End of Period	$20.76	$17.06	$17.76	$15.74		$15.32	$15.96

Total Return	23.70%	(1.90)%	14.88%	5.87	%(a)	3.10%	7.00%

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$157,892	$124,495	$121,356	$101,126		$86,891	$84,499
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00	%(b)	1.00%	1.00%
Ratio of net investment income to average net assets	1.01%	1.02%	1.08%	1.13	%(b)	1.29%	1.06%
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment adviser) to average net assets (c)	1.02%	1.04%	1.03%	1.05	%(b)	1.06%	1.04%
Portfolio turnover rate	12.99%	8.47%	8.40%	10.18	%(a)	15.56%	21.62%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the periods, certain fees were reduced. If such fee reduction had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements

Schedule of Portfolio Investments	Walden Equity Fund

December 31, 2019

Security Description	Shares	Fair Value ($)
Common Stocks (99.1%)
Communication Services (8.1%)
Alphabet, Inc., Class A (a)	2,700	3,616,353
Alphabet, Inc., Class C (a)	5,050	6,751,951
Charter Communications, Inc., Class A (a)	4,879	2,366,705
Comcast Corp., Class A	69,725	3,135,534
Omnicom Group, Inc.	26,000	2,106,520
Verizon Communications, Inc.	35,000	2,149,000
		20,126,063
Consumer Discretionary (8.2%)
Booking Holdings, Inc. (a)	1,200	2,464,476
Dollar General Corp.	20,475	3,193,691
McDonald’s Corp.	10,250	2,025,503
NIKE, Inc., Class B	43,500	4,406,985
Ross Stores, Inc.	39,500	4,598,590
Starbucks Corp.	39,000	3,428,879
The TJX Cos., Inc.	6,000	366,360
		20,484,484
Consumer Staples (10.1%)
Church & Dwight Co., Inc.	28,000	1,969,520
Colgate-Palmolive Co.	30,000	2,065,200
Costco Wholesale Corp.	18,725	5,503,652
Estee Lauder Cos., Inc., Class A	15,000	3,098,100
PepsiCo, Inc.	31,000	4,236,770
Procter & Gamble Co.	5,000	624,500
Sysco Corp.	34,800	2,976,792
The Clorox Co.	15,000	2,303,100
The Hershey Co.	15,000	2,204,700
		24,982,334
Energy (2.3%)
Apache Corp.	39,000	998,010
ConocoPhillips	74,000	4,812,220
		5,810,230
Financials (16.3%)
American Express Co.	24,375	3,034,443
Cincinnati Financial Corp.	17,550	1,845,383
Comerica, Inc.	22,425	1,608,994
Discover Financial Services	32,175	2,729,084
JPMorgan Chase & Co.	51,000	7,109,400
M&T Bank Corp.	12,000	2,037,000
Northern Trust Corp.	27,300	2,900,352
PNC Financial Services Group, Inc.	29,500	4,709,085
State Street Corp.	25,350	2,005,185
T. Rowe Price Group, Inc.	21,500	2,619,560
Truist Financial Corp.	92,000	5,181,440
U.S. Bancorp	78,025	4,626,102
		40,406,028
Health Care (15.3%)
Becton, Dickinson & Co.	18,500	5,031,445
Danaher Corp.	21,450	3,292,146
Dentsply Sirona, Inc.	17,000	962,030
Henry Schein, Inc. (a)	32,500	2,168,400
Johnson & Johnson, Inc.	20,000	2,917,400
Medtronic PLC	27,000	3,063,150
Merck & Co., Inc.	34,000	3,092,300
Mettler-Toledo International, Inc. (a)	3,750	2,974,800
Stryker Corp.	20,000	4,198,800
UnitedHealth Group, Inc.	17,500	5,144,650
Varian Medical Systems, Inc. (a)	17,000	2,414,170
Waters Corp. (a)	12,200	2,850,530
		38,109,821
Industrials (11.3%)
3M Co.	19,500	3,440,190
Cummins, Inc.	13,000	2,326,480
Deere & Co.	13,650	2,364,999
Donaldson Co., Inc.	41,450	2,388,349
Emerson Electric Co.	15,000	1,143,900
Hubbell, Inc.	20,475	3,026,615
Illinois Tool Works, Inc.	17,550	3,152,506
Union Pacific Corp.	29,000	5,242,910
United Parcel Service, Inc., Class B	23,400	2,739,204
W.W. Grainger, Inc.	7,000	2,369,640
		28,194,793
Information Technology (20.9%)
Accenture PLC, Class A	28,500	6,001,244
Analog Devices, Inc.	17,075	2,029,193
Apple, Inc.	43,000	12,626,950
Automatic Data Processing, Inc.	25,850	4,407,425
Cisco Systems, Inc.	59,475	2,852,421
Microsoft Corp.	76,000	11,985,200
Oracle Corp.	80,000	4,238,400
TE Connectivity Ltd.	18,525	1,775,436
Visa, Inc., Class A	31,000	5,824,900
		51,741,169
Materials (3.6%)
Air Products & Chemicals, Inc.	8,000	1,879,920
AptarGroup, Inc.	26,000	3,006,120
Avery Dennison Corp.	12,000	1,569,840
PPG Industries, Inc.	19,500	2,603,055
		9,058,935
Utilities (3.0%)
Consolidated Edison, Inc.	34,500	3,121,215
Eversource Energy	51,200	4,355,584
		7,476,799

TOTAL COMMON STOCKS (Cost $110,912,491)		246,390,656

Investment Companies (0.7%)

JPMorgan U.S. Government Money Market Fund, Capital Shares, 1.49% (b)	1,713,352	1,713,352
TOTAL INVESTMENT COMPANIES (Cost $1,713,352)		1,713,352

Total Investments (Cost $112,625,843) — 99.8%(c)		248,104,008
Other assets in excess of liabilities — 0.2%		425,444
NET ASSETS — 100.0%		$248,529,452

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day yield as of December 31, 2019.
(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

PLC	Public Limited Company

See Notes to Financial Statements

Financial Statements	Walden Equity Fund

Statement of Assets and Liabilities

December 31, 2019

Assets:
Investments, at fair value (cost $112,625,843)	$248,104,008
Dividends receivable	263,064
Receivable for capital shares issued	423,170
Prepaid expenses	15,880
Total Assets	248,806,122
Liabilities:
Payable for capital shares redeemed	62,894
Accrued expenses and other liabilities:
Investment adviser	142,070
Administration and accounting	4,879
Custodian	2,297
Shareholder servicing fees	30,514
Transfer agent	5,201
Trustee	282
Other	28,533
Total Liabilities	276,670
Net Assets	$248,529,452
Composition of Net Assets:
Paid in capital	$110,624,795
Total distributable earnings/(loss)	137,904,657
Net Assets	$248,529,452
Shares outstanding (par value $0.01, unlimited number of shares authorized)	9,387,408
Net Asset Value, Offering Price and Redemption price per share	$26.47

Statement of Operations

For the year ended December 31, 2019

Investment Income:
Dividends	$4,115,495
Total Investment Income	4,115,495
Expenses:
Investment adviser	1,685,108
Administration and accounting	151,033
Chief compliance officer	18,906
Custodian	30,788
Shareholder servicing	364,411
Transfer agency	40,953
Trustee	14,467
Interest fees	453
Other	100,948
Total expenses before fee reductions	2,407,067
Fees contractually reduced by the investment adviser	(158,316)
Net Expenses	2,248,751
Net Investment Income	1,866,744
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	7,908,081
Change in unrealized appreciation/depreciation from investments	51,904,859
Net realized/unrealized gains (losses) from investments	59,812,940
Change in Net Assets Resulting from Operations	$61,679,684

See Notes to Financial Statements

Financial Statements	Walden Equity Fund

Statements of Changes in Net Assets

	For the year ended	For the year ended
	December 31, 2019	December 31, 2018
Investment Activities:
Operations:
Net investment income	$1,866,744	$1,702,598
Net realized gains from investment transactions	7,908,081	2,964,658
Change in unrealized appreciation/depreciation from investments	51,904,859	(9,554,393)
Change in Net Assets Resulting from Operations	61,679,684	(4,887,137)
Distributions to shareholders:
Total Distributions	(7,360,570)	(4,155,199)
Change in Net Assets Resulting from distributions to shareholders	(7,360,570)	(4,155,199)
Capital Share Transactions:
Proceeds from shares issued	32,110,753	26,392,394
Dividends reinvested	6,014,991	3,440,593
Cost of shares redeemed	(36,513,094)	(25,632,176)
Change in Net Assets Resulting from Capital Share Transactions	1,612,650	4,200,811
Change in Net Assets	55,931,764	(4,841,525)
Net Assets:
Beginning of period	192,597,688	197,439,213
End of period	$248,529,452	$192,597,688
Share Transactions:
Issued	1,327,796	1,181,162
Reinvested	233,773	158,632
Redeemed	(1,509,693)	(1,139,738)
Change in shares	51,876	200,056

See Notes to Financial Statements

Financial Statements	Walden Equity Fund

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

				For the nine
	For the year	For the year	For the year	months		For the year	For the year
	ended	ended	ended	ended		ended	ended
	December 31,	December 31,	December 31,	December 31,		March 31,	March 31,
	2019	2018	2017	2016		2016	2015
Net Asset Value, Beginning of Period	$20.63	$21.61	$18.82	$17.88		$18.55	$18.19

Investment Activities:
Operations:
Net investment income	0.20	0.19	0.20	0.14		0.23	0.18
Net realized/unrealized gains (losses) from investments	6.44	(0.72)	3.70	1.44		0.29	1.29
Total from investment activities	6.64	(0.53)	3.90	1.58		0.52	1.47
Dividends:
Net investment income	(0.20)	(0.18)	(0.20)	(0.18)		(0.24)	(0.18)
Net realized gains from investment transactions	(0.60)	(0.27)	(0.91)	(0.46)		(0.95)	(0.93)
Total dividends	(0.80)	(0.45)	(1.11)	(0.64)		(1.19)	(1.11)

Net Asset Value, End of Period	$26.47	$20.63	$21.61	$18.82		$17.88	$18.55

Total Return	32.30%	(2.54)%	20.77%	8.80	%(a)	2.92%	8.13%

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$248,529	$192,598	$197,439	$181,830		$164,566	$157,499
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00	%(b)	1.00%	1.00%
Ratio of net investment income to average net assets	0.83%	0.82%	0.93%	1.00	%(b)	1.21%	0.95%
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment adviser) to average net assets (c)	1.07%	1.08%	1.07%	1.09	%(b)	1.10%	1.09%
Portfolio turnover rate	10.57%	6.51%	9.88%	9.94	%(a)	17.78%	21.31%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the periods, certain fees were reduced. If such fee reduction had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements

Schedule of Portfolio Investments	Walden Midcap Fund

December 31, 2019

Security Description	Shares	Fair Value ($)
Common Stocks (98.3%)
Communication Services (1.2%)
Omnicom Group, Inc.	9,550	773,741
		773,741
Consumer Discretionary (11.1%)
Dollar General Corp.	3,875	604,422
Dunkin’ Brands Group, Inc.	8,375	632,648
eBay, Inc.	17,775	641,855
Expedia Group, Inc.	4,875	527,183
Hyatt Hotels Corp., Class A	12,550	1,125,860
Nordstrom, Inc.	14,450	591,439
O’Reilly Automotive, Inc. (a)	1,950	854,607
Polaris, Inc.	6,975	709,358
Ross Stores, Inc.	10,525	1,225,320
		6,912,692
Consumer Staples (5.8%)
Church & Dwight Co., Inc.	7,050	495,897
McCormick & Co., Inc.	3,425	581,325
Sysco Corp.	9,475	810,492
The Clorox Co.	5,100	783,054
The Hershey Co.	3,650	536,477
The JM Smucker Co.	4,075	424,330
		3,631,575
Energy (2.8%)
Apache Corp.	23,275	595,607
Dril-Quip, Inc. (a)	11,650	546,502
Helmerich & Payne, Inc.	12,800	581,504
		1,723,613
Financials (16.1%)
Brown & Brown, Inc.	12,125	478,695
Commerce Bancshares, Inc.	14,259	968,756
Discover Financial Services	10,500	890,610
East West Bancorp, Inc.	13,900	676,930
Eaton Vance Corp.	14,100	658,329
FactSet Research Systems, Inc.	4,875	1,307,962
M&T Bank Corp.	5,725	971,819
Northern Trust Corp.	9,900	1,051,776
SEI Investments Co.	11,675	764,479
Signature Bank	4,625	631,821
State Street Corp.	11,150	881,965
T. Rowe Price Group, Inc.	6,425	782,822
		10,065,964
Health Care (11.4%)
Agilent Technologies, Inc.	7,825	667,551
Cerner Corp.	9,125	669,684
Henry Schein, Inc. (a)	9,550	637,176
Hill-Rom Holdings, Inc.	5,425	615,900
Mettler-Toledo International, Inc. (a)	825	654,456
Steris PLC	5,175	788,774
The Cooper Companies, Inc.	2,600	835,353
Varian Medical Systems, Inc. (a)	5,875	834,309
Waters Corp. (a)	2,775	648,379
Zimmer Biomet Holdings, Inc.	5,125	767,110
		7,118,692
Industrials (16.1%)
AMETEK, Inc.	10,300	1,027,321
AO Smith Corp.	15,625	744,375
Cummins, Inc.	3,600	644,256
Donaldson Co., Inc.	17,250	993,944
Expeditors International of Washington, Inc.	9,225	719,735
Hubbell, Inc.	5,525	816,706
IDEX Corp.	2,600	447,200
Lincoln Electric Holdings, Inc.	7,325	708,547
Masco Corp.	15,625	749,843
Nordson Corp.	4,575	744,993
Roper Technologies, Inc.	2,350	832,441
Sensata Technologies Holding PLC (a)	12,075	650,480
The Middleby Corp. (a)	4,425	484,626
Verisk Analytics, Inc.	3,425	511,490
		10,075,957
Information Technology (14.4%)
Akamai Technologies, Inc. (a)	6,850	591,703
Amdocs Ltd.	9,750	703,853
ANSYS, Inc. (a)	1,825	469,773
Aspen Technology, Inc. (a)	5,400	653,022
CDK Global, Inc.	12,025	657,527
Check Point Software Technologies Ltd. (a)	6,300	699,048
Citrix Systems, Inc.	6,975	773,528
F5 Networks, Inc. (a)	5,700	796,005
IPG Photonics Corp. (a)	4,800	695,616
Juniper Networks, Inc.	26,825	660,700
Paychex, Inc.	16,675	1,418,375
TE Connectivity Ltd.	9,550	915,272
		9,034,422
Materials (5.9%)
AptarGroup, Inc.	7,000	809,340
Avery Dennison Corp.	7,725	1,010,584
Packaging Corporation of America	7,350	823,127
RPM International, Inc.	13,725	1,053,531
		3,696,582
Real Estate (7.5%)
Alexandria Real Estate Equities, Inc.	4,025	650,360
AvalonBay Communities, Inc.	2,550	534,735
Digital Realty Trust, Inc.	4,475	535,837
Host Hotels & Resorts, Inc.	41,225	764,724
Jones Lang LaSalle, Inc.	4,225	735,530
Lamar Advertising Co., Class A	6,550	584,653
Realty Income Corp.	12,325	907,489
		4,713,328
Utilities (6.0%)
American Water Works Co., Inc.	5,350	657,248
Consolidated Edison, Inc.	8,925	807,445
Eversource Energy	18,880	1,606,121
ONE Gas, Inc.	7,200	673,704
		3,744,518
TOTAL COMMON STOCKS (Cost $41,346,773)		61,491,084

Investment Companies (1.4%)

JPMorgan U.S. Government Money Market Fund, Capital Shares, 1.49% (b)	867,497	867,497
TOTAL INVESTMENT COMPANIES (Cost $867,497)		867,497

Total Investments (Cost $42,214,270) — 99.7%(c)		62,358,581
Other assets in excess of liabilities — 0.3%		179,352
NET ASSETS — 100.0%		$62,537,933

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day yield as of December 31, 2019.
(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

PLC	Public Limited Company

See Notes to Financial Statements

Financial Statements	Walden Midcap Fund

Statement of Assets and Liabilities

December 31, 2019

Assets:
Investments, at fair value (cost $42,214,270)	$62,358,581
Dividends receivable	70,768
Receivable for capital shares issued	150,619
Prepaid expenses	9,708
Total Assets	62,589,676
Liabilities:
Payable for capital shares redeemed	42
Accrued expenses and other liabilities:
Investment adviser	37,444
Administration and accounting	1,253
Custodian	542
Shareholder servicing fees	1,461
Transfer agent	4,111
Trustee	70
Other	6,820
Total Liabilities	51,743
Net Assets	$62,537,933
Composition of Net Assets:
Paid in capital	$41,900,670
Total distributable earnings/(loss)	20,637,263
Net Assets	$62,537,933
Shares outstanding (par value $0.01, unlimited number of shares authorized)	3,343,218
Net Asset Value, Offering Price and Redemption price per share	$18.71

Statement of Operations

For the year ended December 31, 2019

Investment Income:
Dividends	$916,412
Total Investment Income	916,412
Expenses:
Investment adviser	409,401
Administration and accounting	36,627
Chief compliance officer	4,531
Custodian	7,430
Shareholder servicing	16,172
Transfer agency	34,612
Trustee	3,466
Other	33,249
Gross expense before recoupment	545,488
Recoupment of prior expenses reimbursed by the investment adviser	569
Total expenses	546,057
Net Expenses	546,057
Net Investment Income	370,355
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	3,543,017
Change in unrealized appreciation/depreciation from investments	9,362,398
Net realized/unrealized gains (losses) from investments	12,905,415
Change in Net Assets Resulting from Operations	$13,275,770

See Notes to Financial Statements

Financial Statements	Walden Midcap Fund

Statements of Changes in Net Assets

	For the year ended	For the year ended
	December 31, 2019	December 31, 2018
Investment Activities:
Operations:
Net investment income	$370,355	$261,195
Net realized gains from investment transactions	3,543,017	2,611,419
Change in unrealized appreciation/depreciation from investments	9,362,398	(4,638,576)
Change in Net Assets Resulting from Operations	13,275,770	(1,765,962)
Distributions to shareholders:
Total Distributions	(3,932,964)	(3,064,044)
Change in Net Assets Resulting from distributions to shareholders	(3,932,964)	(3,064,044)
Capital Share Transactions:
Proceeds from shares issued	10,311,717	5,213,428
Dividends reinvested	3,313,873	2,641,329
Cost of shares redeemed	(6,249,705)	(3,767,045)
Change in Net Assets Resulting from Capital Share Transactions	7,375,885	4,087,712
Change in Net Assets	16,718,691	(742,294)
Net Assets:
Beginning of period	45,819,242	46,561,536
End of period	$62,537,933	$45,819,242
Share Transactions:
Issued	567,958	294,070
Reinvested	181,284	161,945
Redeemed	(349,003)	(213,991)
Change in shares	400,239	242,024

See Notes to Financial Statements

Financial Statements	Walden Midcap Fund

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

				For the nine
	For the year	For the year	For the year	months		For the year	For the year
	ended	ended	ended	ended		ended	ended
	December 31,	December 31,	December 31,	December 31,		March 31,	March 31,
	2019	2018	2017	2016		2016	2015
Net Asset Value, Beginning of Period	$15.57	$17.24	$14.90	$14.57		$15.18	$14.06

Investment Activities:
Operations:
Net investment income	0.12	0.09	0.07	0.11		0.09	0.05
Net realized/unrealized gains (losses) from investments	4.27	(0.66)	2.85	0.97		0.07	1.65
Total from investment activities	4.39	(0.57)	2.92	1.08		0.16	1.70
Dividends:
Net investment income	(0.10)	(0.09)	(0.08)	(0.12)		(0.08)	(0.05)
Net realized gains from investment transactions	(1.15)	(1.01)	(0.50)	(0.63)		(0.69)	(0.53)
Total dividends	(1.25)	(1.10)	(0.58)	(0.75)		(0.77)	(0.58)

Net Asset Value, End of Period	$18.71	$15.57	$17.24	$14.90		$14.57	$15.18

Total Return	28.38%	(3.58)%	19.62%	7.36	%(a)	1.27%	12.25%

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$62,538	$45,819	$46,562	$39,059		$35,543	$34,959
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00	%(b)	1.00%	1.00%
Ratio of net investment income to average net assets	0.68%	0.54%	0.45%	0.97	%(b)	0.59%	0.35%
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment adviser) to average net assets (c)	1.00%	1.00%	1.01%	1.04	%(b)	1.07%	1.04%
Portfolio turnover rate	23.17%	18.66%	24.85%	12.59	%(a)	20.10%	16.06%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the periods, certain fees were reduced or recouped by the investment adviser. If such fee reductions/recoupments had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements

Schedule of Portfolio Investments	Walden SMID Cap Fund

December 31, 2019

Security Description	Shares	Fair Value ($)
Common Stocks (99.0%)
Communication Services (1.4%)
Interpublic Group of Cos., Inc.	36,475	842,573
		842,573
Consumer Discretionary (10.4%)
Cheesecake Factory, Inc.	16,100	625,646
Choice Hotels International, Inc.	8,325	861,054
Dorman Products, Inc. (a)	9,275	702,303
Dunkin’ Brands Group, Inc.	10,950	827,163
Nordstrom, Inc.	19,550	800,182
Polaris, Inc.	4,925	500,873
Texas Roadhouse, Inc.	13,275	747,648
Tiffany & Co.	4,550	608,108
Williams Sonoma, Inc.	9,775	717,875
		6,390,852
Consumer Staples (2.7%)
Flowers Foods, Inc.	27,900	606,546
Lancaster Colony Corp.	2,925	468,293
The JM Smucker Co.	5,400	562,302
		1,637,141
Energy (2.3%)
Apache Corp.	11,325	289,807
Dril-Quip, Inc. (a)	8,600	403,426
Helmerich & Payne, Inc.	15,625	709,844
		1,403,077
Financials (16.6%)
American Financial Group, Inc.	5,375	589,369
Bank of Hawaii Corp.	7,200	685,152
Brown & Brown, Inc.	21,175	835,989
Cohen & Steers, Inc.	9,475	594,651
Comerica, Inc.	6,425	460,994
Commerce Bancshares, Inc.	10,497	713,166
East West Bancorp, Inc.	14,250	693,975
Eaton Vance Corp.	17,050	796,065
FactSet Research Systems, Inc.	4,050	1,086,615
First Hawaiian, Inc.	15,450	445,733
SEI Investments Co.	15,775	1,032,947
Signature Bank	6,275	857,227
SVB Financial Group (a)	3,600	903,743
UMB Financial Corp.	8,325	571,428
		10,267,054
Health Care (14.2%)
Chemed Corp.	2,150	944,409
Dentsply Sirona, Inc.	15,975	904,025
Henry Schein, Inc. (a)	9,275	618,828
Masimo Corp. (a)	7,825	1,236,819
PerkinElmer, Inc.	10,175	987,993
Steris PLC	7,000	1,066,940
The Cooper Companies, Inc.	2,525	811,257
Varian Medical Systems, Inc. (a)	7,475	1,061,525
Waters Corp. (a)	4,700	1,098,155
		8,729,951
Industrials (17.0%)
AO Smith Corp.	12,075	575,253
Applied Industrial Technologies, Inc.	10,300	686,907
C.H. Robinson Worldwide, Inc.	5,475	428,145
Donaldson Co., Inc.	17,800	1,025,635
Expeditors International of Washington, Inc.	10,900	850,418
Hexcel Corp.	8,800	645,128
Hubbell, Inc.	7,100	1,049,521
IDEX Corp.	3,625	623,500
Lincoln Electric Holdings, Inc.	7,200	696,456
Masco Corp.	14,700	705,453
Nordson Corp.	6,025	981,111
Sensata Technologies Holding PLC (a)	11,225	604,691
The Middleby Corp. (a)	5,375	588,670
UniFirst Corp.	5,275	1,065,445
		10,526,333
Information Technology (15.4%)
Akamai Technologies, Inc. (a)	9,475	818,451
Amdocs Ltd.	6,575	474,649
Aspen Technology, Inc. (a)	8,325	1,006,741
CDK Global, Inc.	11,900	650,692
Citrix Systems, Inc.	5,325	590,543
Coherent, Inc. (a)	3,300	548,955
F5 Networks, Inc. (a)	5,900	823,934
IPG Photonics Corp. (a)	5,375	778,945
Jack Henry & Associates, Inc.	4,700	684,649
Juniper Networks, Inc.	23,750	584,963
Manhattan Associates, Inc. (a)	10,100	805,475
NetApp, Inc.	10,075	627,169
NETGEAR, Inc. (a)	14,050	344,366
Progress Software Corp.	11,050	459,128
Tech Data Corp. (a)	2,250	323,100
		9,521,760
Materials (6.2%)
AptarGroup, Inc.	6,875	794,888
Avery Dennison Corp.	6,700	876,494
Packaging Corporation of America	5,800	649,542
RPM International, Inc.	12,925	992,123
Silgan Holdings, Inc.	15,575	484,071
		3,797,118
Real Estate (8.8%)
American Campus Communities, Inc.	9,375	440,906
Camden Property Trust	7,100	753,310
CoreSite Realty Corp.	6,875	770,825
CubeSmart	14,700	462,756
Highwoods Properties, Inc.	12,775	624,825
Host Hotels & Resorts, Inc.	42,700	792,085
Jones Lang LaSalle, Inc.	4,925	857,393
Lamar Advertising Co., Class A	8,125	725,238
		5,427,338
Utilities (4.0%)
Atmos Energy Corp.	7,775	869,712
New Jersey Resources Corp.	15,000	668,550
ONE Gas, Inc.	9,575	895,932
		2,434,194

TOTAL COMMON STOCKS (Cost $44,350,715)		60,977,391

Investment Companies (0.9%)

JPMorgan U.S. Government Money Market Fund, Capital Shares, 1.49% (b)	566,745	566,745
TOTAL INVESTMENT COMPANIES (Cost $566,745)		566,745

Total Investments (Cost $44,917,460) — 99.9%(c)		61,544,136
Other assets in excess of liabilities — 0.1%		37,813
NET ASSETS — 100.0%		$61,581,949

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day yield as of December 31, 2019.
(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

PLC	Public Limited Company

See Notes to Financial Statements

Financial Statements	Walden SMID Cap Fund

Statement of Assets and Liabilities

December 31, 2019

Assets:
Investments, at fair value (cost $44,917,460)	$61,544,136
Dividends receivable	61,734
Receivable for capital shares issued	27,665
Prepaid expenses	9,152
Total Assets	61,642,687
Liabilities:
Payable for capital shares redeemed	6,509
Accrued expenses and other liabilities:
Investment adviser	36,970
Administration and accounting	1,289
Custodian	566
Shareholder servicing fees	3,737
Transfer agent	4,442
Trustee	70
Other	7,155
Total Liabilities	60,738
Net Assets	$61,581,949
Composition of Net Assets:
Paid in capital	$44,778,780
Total distributable earnings/(loss)	16,803,169
Net Assets	$61,581,949
Shares outstanding (par value $0.01, unlimited number of shares authorized)	3,402,315
Net Asset Value, Offering Price and Redemption price per share	$18.10

Statement of Operations

For the year ended December 31, 2019

Investment Income:
Dividends	$894,580
Total Investment Income	894,580
Expenses:
Investment adviser	416,756
Administration and accounting	37,933
Chief compliance officer	4,721
Custodian	7,650
Shareholder servicing	45,611
Transfer agency	36,047
Trustee	3,620
Other	39,868
Total expenses before fee reductions	592,206
Fees contractually reduced by the investment adviser	(36,311)
Net Expenses	555,895
Net Investment Income	338,685
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	2,742,242
Change in unrealized appreciation/depreciation from investments	9,402,172
Net realized/unrealized gains (losses) from investments	12,144,414
Change in Net Assets Resulting from Operations	$12,483,099

See Notes to Financial Statements

Financial Statements	Walden SMID Cap Fund

Statements of Changes in Net Assets

	For the year ended	For the year ended
	December 31, 2019	December 31, 2018
Investment Activities:
Operations:
Net investment income	$338,685	$274,446
Net realized gains from investment transactions	2,742,242	1,583,837
Change in unrealized appreciation/depreciation from investments	9,402,172	(4,903,119)
Change in Net Assets Resulting from Operations	12,483,099	(3,044,836)
Distributions to shareholders:
Total Distributions	(3,068,662)	(2,123,241)
Change in Net Assets Resulting from distributions to shareholders	(3,068,662)	(2,123,241)
Capital Share Transactions:
Proceeds from shares issued	8,038,546	13,129,291
Dividends reinvested	2,312,967	1,610,869
Cost of shares redeemed	(5,804,826)	(7,583,025)
Change in Net Assets Resulting from Capital Share Transactions	4,546,687	7,157,135
Change in Net Assets	13,961,124	1,989,058
Net Assets:
Beginning of period	47,620,825	45,631,767
End of period	$61,581,949	$47,620,825
Share Transactions:
Issued	459,149	772,168
Reinvested	130,529	101,825
Redeemed	(337,040)	(458,240)
Change in shares	252,638	415,753

See Notes to Financial Statements

Financial Statements	Walden SMID Cap Fund

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

				For the nine
	For the year	For the year	For the year	months		For the year	For the year
	ended	ended	ended	ended		ended	ended
	December 31,	December 31,	December 31,	December 31,		March 31,	March 31,
	2019	2018	2017	2016		2016	2015
Net Asset Value, Beginning of Period	$15.12	$16.69	$14.60	$13.40		$14.70	$13.97

Investment Activities:
Operations:
Net investment income	0.10	0.09	0.07	0.12		0.04	0.01
Net realized/unrealized gains (losses) from investments	3.83	(0.99)	2.40	1.87		(0.44)	1.03
Total from investment activities	3.93	(0.90)	2.47	1.99		(0.40)	1.04
Dividends:
Net investment income	(0.10)	(0.09)	(0.09)	(0.14)		(0.02)	(0.01)
Net realized gains from investment transactions	(0.85)	(0.58)	(0.29)	(0.65)		(0.88)	(0.30)
Total dividends	(0.95)	(0.67)	(0.38)	(0.79)		(0.90)	(0.31)

Net Asset Value, End of Period	$18.10	$15.12	$16.69	$14.60		$13.40	$14.70

Total Return	26.12%	(5.59)%	16.94%	14.73	%(a)	(2.47)%	7.60%

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$61,582	$47,621	$45,632	$38,128		$32,452	$28,369
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00	%(b)	1.00%	1.00%
Ratio of net investment income to average net assets	0.61%	0.52%	0.48%	1.12	%(b)	0.30%	0.08%
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment adviser) to average net assets(c)	1.07%	1.08%	1.08%	1.12	%(b)	1.15%	1.12%
Portfolio turnover rate	29.75%	18.61%	31.92%	20.85	%(a)	43.24%	33.61%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the periods, certain fees were reduced. If such fee reduction had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements

Schedule of Portfolio Investments	Walden Small Cap Fund

December 31, 2019

Security Description	Shares	Fair Value ($)
Common Stocks (97.9%)
Consumer Discretionary (12.4%)
Carter’s, Inc.	11,200	1,224,608
Cheesecake Factory, Inc.	29,675	1,153,171
Choice Hotels International, Inc.	24,700	2,554,720
Dorman Products, Inc. (a)	15,200	1,150,944
Dunkin’ Brands Group, Inc.	27,200	2,054,688
Gentherm, Inc. (a)	20,525	911,105
Monro, Inc.	19,900	1,556,180
Nordstrom, Inc.	42,300	1,731,339
Texas Roadhouse, Inc.	32,500	1,830,400
Williams Sonoma, Inc.	23,950	1,758,888
		15,926,043
Consumer Staples (3.6%)
Flowers Foods, Inc.	83,900	1,823,986
Lancaster Colony Corp.	9,800	1,568,980
Tootsie Roll Industries, Inc.	34,400	1,174,416
		4,567,382
Energy (2.5%)
Dril-Quip, Inc. (a)	23,925	1,122,322
Helmerich & Payne, Inc.	32,500	1,476,475
Newpark Resources, Inc. (a)	87,000	545,490
		3,144,287
Financials (17.2%)
1st Source Corp.	20,000	1,037,600
Bank of Hawaii Corp.	20,100	1,912,715
Bank of Marin BanCorp	8,000	360,400
Bridge BanCorp, Inc.	15,225	510,494
Bryn Mawr Bank Corp.	18,025	743,351
Camden National Corp.	14,875	685,143
Cohen & Steers, Inc.	29,600	1,857,696
Commerce Bancshares, Inc.	25,100	1,705,293
CVB Financial Corp.	48,125	1,038,538
Eaton Vance Corp.	41,500	1,937,635
First Hawaiian, Inc.	42,700	1,231,895
German American BanCorp	15,375	547,658
Independent Bank Corp.	10,300	857,475
Lakeland Financial Corp.	29,625	1,449,551
Morningstar, Inc.	10,900	1,649,279
Tompkins Financial Corp.	13,000	1,189,500
UMB Financial Corp.	20,300	1,393,392
Washington Federal, Inc.	26,625	975,806
Washington Trust BanCorp, Inc.	17,650	949,394
		22,032,815
Health Care (15.2%)
Anika Therapeutics, Inc. (a)	17,175	890,524
Atrion Corp.	1,450	1,089,675
Bruker Corp.	40,700	2,074,479
Cantel Medical Corp.	29,600	2,098,640
Chemed Corp.	6,375	2,800,282
CorVel Corp. (a)	20,550	1,795,248
Ensign Group, Inc.	21,675	983,395
Globus Medical, Inc., Class A (a)	34,100	2,007,808
Haemonetics Corp. (a)	9,675	1,111,658
Hill-Rom Holdings, Inc.	20,100	2,281,953
Premier, Inc. (a)	34,400	1,303,072
U.S. Physical Therapy, Inc.	9,400	1,074,890
		19,511,624
Industrials (18.1%)
Applied Industrial Technologies, Inc.	23,500	1,567,215
Donaldson Co., Inc.	41,000	2,362,419
Forward Air Corp.	24,600	1,720,770
Franklin Electric Co., Inc.	36,200	2,074,984
Herman Miller, Inc.	19,525	813,216
Hub Group, Inc., Class A (a)	32,600	1,672,054
Kadant, Inc.	10,600	1,116,604
Korn Ferry	23,950	1,015,480
Landstar System, Inc.	16,400	1,867,468
Lincoln Electric Holdings, Inc.	21,200	2,050,676
Tennant Co.	17,500	1,363,600
UniFirst Corp.	12,100	2,443,958
Valmont Industries, Inc.	8,125	1,216,963
Watts Water Technologies, Inc., Class A	18,150	1,810,644
		23,096,051
Information Technology (14.0%)
Badger Meter, Inc.	16,700	1,084,331
Coherent, Inc. (a)	9,975	1,659,341
CSG Systems International, Inc.	27,325	1,414,889
ExlService Holdings, Inc. (a)	20,200	1,403,092
InterDigital, Inc.	18,100	986,269
Manhattan Associates, Inc. (a)	26,000	2,073,500
NETGEAR, Inc. (a)	29,525	723,658
NIC, Inc.	94,600	2,114,310
Power Integrations, Inc.	20,400	2,017,764
Progress Software Corp.	44,400	1,844,820
Tech Data Corp. (a)	9,000	1,292,400
Teradata Corp. (a)	50,000	1,338,500
		17,952,874
Materials (4.1%)
Minerals Technologies, Inc.	30,600	1,763,478
Sensient Technologies Corp.	26,600	1,757,994
Silgan Holdings, Inc.	56,400	1,752,912
		5,274,384
Real Estate (5.8%)
American Campus Communities, Inc.	20,250	952,358
CoreSite Realty Corp.	17,600	1,973,312
CubeSmart	39,200	1,234,016
Highwoods Properties, Inc.	42,300	2,068,893
Ryman Hospitality Properties, Inc.	13,800	1,195,908
		7,424,487

Utilities (5.0%)
Chesapeake Utilities Corp.	16,900	1,619,527
Hawaiian Electric Industries, Inc.	27,500	1,288,650
New Jersey Resources Corp.	36,600	1,631,262
ONE Gas, Inc.	20,200	1,890,114
		6,429,553

TOTAL COMMON STOCKS (Cost $92,477,302)		125,359,500

Investment Companies (1.7%)

JPMorgan U.S. Government Money Market Fund, Capital Shares, 1.49% (b)	2,144,929	2,144,929
TOTAL INVESTMENT COMPANIES (Cost $2,144,929)		2,144,929

Total Investments (Cost $94,622,231) — 99.6%(c)		127,504,429
Other assets in excess of liabilities — 0.4%		466,559
NET ASSETS — 100.0%		$127,970,988

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day yield as of December 31, 2019.
(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

See Notes to Financial Statements

Financial Statements	Walden Small Cap Fund

Statement of Assets and Liabilities

December 31, 2019

Assets:
Investments, at fair value (cost $94,622,231)	$127,504,429
Dividends receivable	116,384
Receivable for capital shares issued	475,077
Prepaid expenses	15,132
Total Assets	128,111,022
Liabilities:
Payable for capital shares redeemed	36,622
Accrued expenses and other liabilities:
Investment adviser	71,933
Administration and accounting	2,522
Custodian	979
Shareholder servicing fees	10,086
Transfer agent	4,544
Trustee	175
Other	13,173
Total Liabilities	140,034
Net Assets	$127,970,988
Composition of Net Assets:
Paid in capital	$94,322,193
Total distributable earnings/(loss)	33,648,795
Net Assets	$127,970,988
Shares outstanding (par value $0.01, unlimited number of shares authorized)	6,041,038
Net Asset Value, Offering Price and Redemption price per share	$21.18

Statement of Operations

For the year ended December 31, 2019

Investment Income:
Dividends	$1,719,527
Total Investment Income	1,719,527
Expenses:
Investment adviser	786,934
Administration and accounting	69,176
Chief compliance officer	8,545
Custodian	14,116
Shareholder servicing	117,152
Transfer agency	36,922
Trustee	6,520
Other	57,345
Total expenses before fee reductions	1,096,710
Fees contractually reduced by the investment adviser	(46,849)
Net Expenses	1,049,861
Net Investment Income	669,666
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	5,482,240
Change in unrealized appreciation/depreciation from investments	19,428,565
Net realized/unrealized gains (losses) from investments	24,910,805
Change in Net Assets Resulting from Operations	$25,580,471

See Notes to Financial Statements

Financial Statements	Walden Small Cap Fund

Statements of Changes in Net Assets

	For the year ended	For the year ended
	December 31, 2019	December 31, 2018
Investment Activities:
Operations:
Net investment income	$669,666	$424,979
Net realized gains from investment transactions	5,482,240	5,465,977
Change in unrealized appreciation/depreciation from investments	19,428,565	(11,223,623)
Change in Net Assets Resulting from Operations	25,580,471	(5,332,667)
Distributions to shareholders:
Total Distributions	(5,983,053)	(4,848,431)
Change in Net Assets Resulting from distributions to shareholders	(5,983,053)	(4,848,431)
Capital Share Transactions:
Proceeds from shares issued	32,367,481	8,254,682
Dividends reinvested	5,089,564	4,120,461
Cost of shares redeemed	(12,160,013)	(17,260,949)
Change in Net Assets Resulting from Capital Share Transactions	25,297,032	(4,885,806)
Change in Net Assets	44,894,450	(15,066,904)
Net Assets:
Beginning of period	83,076,538	98,143,442
End of period	$127,970,988	$83,076,538
Share Transactions:
Issued	1,572,261	407,232
Reinvested	245,280	227,650
Redeemed	(594,242)	(873,346)
Change in shares	1,223,299	(238,464)

See Notes to Financial Statements

Financial Statements	Walden Small Cap Fund

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

				For the nine
	For the year	For the year	For the year	months		For the year	For the year
	ended	ended	ended	ended		ended	ended
	December 31,	December 31,	December 31,	December 31,		March 31,	March 31,
	2019	2018	2017	2016		2016	2015
Net Asset Value, Beginning of Period	$17.24	$19.41	$18.46	$16.45		$19.66	$20.43

Investment Activities:
Operations:
Net investment income	0.11	0.09	0.09	0.16		0.08	0.04
Net realized/unrealized gains (losses) from investments	4.89	(1.21)	2.02	2.58		(0.38)	0.66
Total from investment activities	5.00	(1.12)	2.11	2.74		(0.30)	0.70
Dividends:
Net investment income	(0.09)	(0.10)	(0.10)	(0.17)		(0.07)	(0.02)
Net realized gains from investment transactions	(0.97)	(0.95)	(1.06)	(0.56)		(2.84)	(1.45)
Total dividends	(1.06)	(1.05)	(1.16)	(0.73)		(2.91)	(1.47)

Net Asset Value, End of Period	$21.18	$17.24	$19.41	$18.46		$16.45	$19.66

Total Return	29.15%	(6.05)%	11.50%	16.57	%(a)	(0.80)%	3.86%

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$127,971	$83,077	$98,143	$85,199		$69,754	$87,740
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00	%(b)	1.00%	1.00%
Ratio of net investment income to average net assets	0.64%	0.44%	0.47%	1.14	%(b)	0.45%	0.17%
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment adviser) to average net assets(c)	1.04%	1.05%	1.03%	1.06	%(b)	1.06%	1.01%
Portfolio turnover rate	22.88%	22.47%	27.16%	14.71	%(a)	38.05%	28.74%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the periods, certain fees were reduced. If such fee reduction had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements

Schedule of Portfolio Investments	Walden International Equity Fund

December 31, 2019

Security Description	Shares	Fair Value ($)
Common Stocks (99.2%)
Australia (6.7%)
Australia & New Zealand Banking Group Ltd.	27,299	472,843
Brambles Ltd.	34,113	281,119
Commonwealth Bank of Australia	8,745	491,529
CSL Ltd.	4,058	787,374
Origin Energy Ltd.	76,481	454,522
Telstra Corp. Ltd.	186,700	465,028
Westpac Banking Corp.	24,925	424,661
Woodside Petroleum Ltd.	19,197	464,151
		3,841,227
Belgium (0.5%)
Colruyt SA	5,856	305,644
		305,644
Canada (8.5%)
Bank of Montreal	6,130	475,141
BCE, Inc.	11,100	514,307
Canadian National Railway Co.	5,074	459,059
Great-West Lifeco, Inc.	12,649	324,019
Intact Financial Corp.	4,300	465,038
Magna International, Inc.	8,900	488,047
Metro, Inc.	13,400	553,070
Royal Bank of Canada	6,484	513,117
The Bank of Nova Scotia	8,900	502,784
The Toronto-Dominion Bank	9,285	520,816
		4,815,398
Denmark (1.8%)
Novo Nordisk A/S	9,858	571,842
Novozymes A/S	9,400	460,290
		1,032,132
Finland (1.5%)
Kone OYJ	7,661	500,805
Nordea Bank AB	47,200	381,932
		882,737
France (9.7%)
Air Liquide SA	5,290	751,786
Danone SA	8,300	688,871
Dassault Systemes	2,927	482,754
Essilor International SA	2,907	444,029
Imerys SA	9,983	423,025
Legrand SA	6,214	506,977
L’Oreal SA	2,400	712,677
Publicis Groupe SA	9,053	409,873
Schneider Electric SE	6,500	668,585
Societe BIC SA	6,100	424,769
		5,513,346
Germany (8.7%)
Allianz SE	1,845	452,375
Beiersdorf AG	2,649	316,948
Deutsche Boerse AG	3,056	480,571
Fresenius SE & Co. KGaA	7,758	437,872
Fuchs Petrolub SE	5,992	298,085
Hannover Rueck SE	2,400	463,975
Henkel AG & Co. KGaA	4,900	461,353
Hugo Boss AG	6,200	300,808
Merck KGaA	3,586	424,319
Muenchener Rueckversicherungs-Gesellschaft AG	1,600	471,982
SAP AG	6,310	850,325
		4,958,613
Hong Kong (3.4%)
Hang Lung Properties Ltd.	155,400	339,748
Hang Seng Bank Ltd.	17,220	356,370
Hysan Development Co. Ltd.	86,000	338,397
MTR Corp. Ltd.	83,900	497,370
Sino Land Co., Ltd.	268,000	390,500
		1,922,385
Ireland (0.8%)
Experian PLC	14,071	475,846
		475,846
Israel (0.8%)
Nice Systems Ltd.(a)	3,100	480,748
		480,748
Italy (1.5%)
Snam SpA	78,869	415,530
Terna Rete Elettrica Nazionale SpA	62,748	419,810
		835,340
Japan (22.2%)
Astellas Pharma, Inc.	27,300	466,401
Benesse Holdings, Inc.	12,560	330,302
Canon, Inc.	16,175	441,170
Central Japan Railway Co.	2,115	425,073
Chugai Pharmaceutical Co. Ltd.	5,300	488,218
Daiwa House Industry Co. Ltd.	16,190	501,660
Denso Corp.	7,000	315,808
East Japan Railway Co.	4,200	379,161
Fast Retailing Co. Ltd.	805	477,220
INPEX Corp.	49,200	513,298
JSR Corp.	17,200	314,414
Kao Corp.	5,200	428,945
Kurita Water Industries Ltd.	10,900	322,984
Mitsubishi Estate Co. Ltd.	25,500	487,556
Nippon Telegraph & Telephone Corp.	22,800	577,600
Nitto Denko Corp.	7,200	404,012
Nomura Research Institute Ltd.	23,364	502,763
NTT DOCOMO, Inc.	14,310	399,953
Oracle Corporation Japan	3,700	336,431
Oriental Land Co. Ltd.	3,765	513,924
Sumitomo Mitsui Financial Group, Inc.	14,850	546,736
Sysmex Corp.	5,900	401,087
Terumo Corp.	13,600	480,548
The Chiba Bank Ltd.	70,900	407,717
The Hachijuni Bank Ltd.	89,800	391,102
Tokio Marine Holdings, Inc.	7,000	390,905
Toyota Motor Corp.	9,340	657,718
Trend Micro, Inc.(a)	7,400	378,734
Yamato Holdings Co. Ltd.	19,500	333,518
		12,614,958
Luxembourg (0.6%)
Tenaris SA	32,476	367,245
		367,245
Netherlands (2.7%)
Koninklijke Ahold Delhaize NV	23,600	591,410
Koninklijke Vopak NV	8,600	466,846
Wolters Kluwer NV	6,754	493,629
		1,551,885
Norway (0.8%)
Statoil ASA	23,542	470,966
		470,966
Singapore (1.4%)
ComfortDelGro Corp. Ltd.	209,350	370,902
Singapore Exchange Ltd.	67,500	445,385
		816,287

See Notes to Financial Statements

Schedule of Portfolio Investments (Cont.)	Walden International Equity Fund

December 31, 2019

Security Description	Shares	Fair Value ($)
Common Stocks, Continued
Spain (2.4%)
Enagas SA	13,235	338,076
Gas Natural SDG SA	18,400	463,164
Inditex SA	15,243	539,905
		1,341,145
Sweden (2.3%)
Atlas Copco AB, Class A	10,300	410,714
Hennes & Mauritz AB	19,766	401,925
Svenska Handelsbanken AB	44,986	484,531
		1,297,170
Switzerland (8.6%)
ABB Ltd.	18,018	435,060
Cie Financiere Richemont SA	5,400	423,974
Givaudan SA	181	566,597
Nestle SA	8,100	877,707
Roche Holding AG	3,698	1,199,355
SGS SA	175	479,153
Sonova Holding AG-REG	1,830	418,765
Zurich Insurance Group AG	1,200	492,270
		4,892,881
United Kingdom (14.3%)
Admiral Group PLC	13,700	419,491
Compass Group PLC	25,000	626,176
Croda International PLC	5,575	378,590
Investec PLC	60,916	358,679
ITV PLC	155,179	311,423
Johnson Matthey PLC	11,400	453,520
London Stock Exchange Group PLC	6,576	679,145
Marks & Spencer Group PLC	141,600	401,501
National Grid PLC	47,157	592,529
Next PLC	4,590	427,313
Reckitt Benckiser Group PLC	5,600	454,684
RELX PLC	19,100	481,766
Sage Group PLC	41,182	409,139
Schroders PLC	6,790	301,905
Smith & Nephew PLC	22,159	535,204
Smiths Group PLC	18,900	422,489
Unilever PLC	9,200	526,613
WPP PLC	22,392	315,085
		8,095,252

TOTAL COMMON STOCKS (Cost $49,912,752)		56,511,205

Investment Companies (1.1%)

JPMorgan U.S. Government Money Market Fund, Capital Shares, 1.49% (b)	614,788	614,788
TOTAL INVESTMENT COMPANIES (Cost $614,788)		614,788

Total Investments (Cost $50,527,540) — 100.3% (c)		57,125,993
Liabilities in excess of other assets — (0.3)%		(166,318)
NET ASSETS — 100.0%		$56,959,675

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day yield as of December 31, 2019.
(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

PLC	Public Limited Company

The Fund invested, as a percentage of net assets at value, in the following industries as of December 31, 2019:

Percentage of Total
Industry	Net Assets
Financials	20.6%
Industrials	14.7
Health Care	11.7
Consumer Discretionary	10.5
Consumer Staples	10.4
Materials	7.2
Information Technology	6.8
Energy	6.0
Communication Services	5.2
Real Estate	3.5
Utilities	2.6
Investment Companies	1.1
Other net assets	(0.3)
Total	100.0%

See Notes to Financial Statements

Financial Statements	Walden International Equity Fund

Statement of Assets and Liabilities

December 31, 2019

Assets:
Investments, at fair value (cost $50,527,540)	$57,125,993
Foreign currency, at fair value (cost $8,739)	8,796
Dividends receivable	52,400
Receivable for capital shares issued	30,600
Receivable for tax reclaims	82,044
Prepaid expenses	3,156
Total Assets	57,302,989
Liabilities:
Payable for investments purchased	290,928
Accrued expenses and other liabilities:
Investment adviser	35,638
Administration and accounting	4,669
Custodian	1,695
Transfer agent	3,326
Trustee	74
Other	6,984
Total Liabilities	343,314
Net Assets	$56,959,675
Composition of Net Assets:
Paid in capital	$50,469,516
Total distributable earnings/(loss)	6,490,159
Net Assets	$56,959,675
Shares outstanding (par value $0.01, unlimited number of shares authorized)	4,908,326
Net Asset Value, Offering Price and Redemption price per share	$11.60

Statement of Operations

For the year ended December 31, 2019

Investment Income:
Dividends	$1,617,385
Less: Foreign tax withholding	(153,196)
Total Investment Income	1,464,189
Expenses:
Investment adviser	370,316
Administration and accounting	53,739
Chief compliance officer	4,181
Custodian	23,510
Transfer agency	28,575
Trustee	3,166
Other	21,164
Gross expense before recoupment	504,651
Recoupment of prior expenses reimbursed by the investment adviser	7,793
Total expenses	512,444
Net Expenses	512,444
Net Investment Income	951,745
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment securities and foreign currency transactions	156,236
Change in unrealized appreciation/depreciation from investment securities and foreign currency transactions	7,758,251
Net realized/unrealized gains (losses) from investments	7,914,487
Change in Net Assets Resulting from Operations	$8,866,232

See Notes to Financial Statements

Financial Statements	Walden International Equity Fund

Statements of Changes in Net Assets

	For the year ended	For the year ended
	December 31, 2019	December 31, 2018
Investment Activities:
Operations:
Net investment income	$951,745	$665,831
Net realized gains (losses) from investment transactions	156,236	(80,636)
Change in unrealized appreciation/depreciation from investments	7,758,251	(5,048,658)
Change in Net Assets Resulting from Operations	8,866,232	(4,463,463)
Distributions to shareholders:
Total Distributions	(929,213)	(649,752)
Change in Net Assets Resulting from distributions to shareholders	(929,213)	(649,752)
Capital Share Transactions:
Proceeds from shares issued	10,921,617	3,925,039
Dividends reinvested	611,610	416,559
Cost of shares redeemed	(1,566,941)	(1,406,297)
Change in Net Assets Resulting from Capital Share Transactions	9,966,286	2,935,301
Change in Net Assets	17,903,305	(2,177,914)
Net Assets:
Beginning of period	39,056,370	41,234,284
End of period	$56,959,675	$39,056,370
Share Transactions:
Issued	1,010,684	361,674
Reinvested	54,029	42,077
Redeemed	(148,651)	(136,574)
Change in shares	916,062	267,177

See Notes to Financial Statements

Financial Statements	Walden International Equity Fund

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

				For the nine		Period
	For the year	For the year	For the year	months		June 9, 2015
	ended	ended	ended	ended		through
	December 31,	December 31,	December 31,	December 31,		March 31,
	2019	2018	2017	2016		2016(a)
Net Asset Value, Beginning of Period	$9.78	$11.07	$9.34	$9.45		$10.00

Investment Activities:
Operations:
Net investment income	0.20	0.17	0.13	0.12		0.08
Net realized/unrealized gains (losses) from investments	1.81	(1.29)	1.73	(0.06)		(0.59)
Total from investment activities	2.01	(1.12)	1.86	0.06		(0.51)
Dividends:
Net investment income	(0.19)	(0.17)	(0.13)	(0.17)		(0.04)
Net realized gains from investment transactions	—	—	—	—		—
Total dividends	(0.19)	(0.17)	(0.13)	(0.17)		(0.04)

Net Asset Value, End of Period	$11.60	$9.78	$11.07	$9.34		$9.45

Total Return	20.62%	(10.18)%	19.92%	0.62	%(b)	(5.09	)%(b)

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$56,960	$39,056	$41,234	$14,713		$12,786
Ratio of net expenses to average net assets	1.04%	1.15%	1.15%	1.15	%(c)	1.15	%(c)
Ratio of net investment income to average net assets	1.93%	1.57%	1.57%	1.87	%(c)	1.22	%(c)
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment adviser) to average net assets(d)	1.02%	1.17%	1.31%	1.86	%(c)	2.21	%(c)
Portfolio turnover rate	10.70%	3.44%	10.16%	4.90	%(b)	5.11	%(b)

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Commencement of operations on June 9, 2015.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the periods, certain fees were reduced or recouped by the investment adviser. If such fee reductions/recoupments had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements

Notes to Financial Statements	December 31, 2019

1.	Organization:

The Boston Trust Walden Funds (formerly The Boston Trust & Walden Funds) (the “Trust”) was organized on January 8, 1992 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust contains the following funds (individually a “Fund”, collectively the “Funds”), each of which are registered as a diversified Fund under the 1940 Act:

Fund	Short Name
Boston Trust Asset Management Fund	Asset Management Fund
Boston Trust Equity Fund	Equity Fund
Boston Trust Midcap Fund	Midcap Fund
Boston Trust SMID Cap Fund	SMID Cap Fund
Boston Trust Small Cap Fund	Small Cap Fund
Walden Balanced Fund (formerly Walden Asset Management Fund)*	Walden Balanced Fund
Walden Equity Fund	Walden Equity Fund
Walden Midcap Fund	Walden Midcap Fund
Walden SMID Cap Fund	Walden SMID Cap Fund
Walden Small Cap Fund	Walden Small Cap Fund
Walden International Equity Fund	Walden International Equity Fund

*	The Fund changed its name effective September 4, 2019.

The investment objective of the Asset Management Fund and Walden Balanced Fund is to seek long-term capital growth and income through an actively managed portfolio of stocks, bonds and money market instruments. The investment objective of the Equity Fund and Walden Equity Fund is to seek long-term capital growth through an actively managed portfolio of stocks. The investment objective of the Midcap Fund and Walden Midcap Fund is to seek long-term capital growth through an actively managed portfolio of stocks of middle capitalization companies. The investment objective of the SMID Cap Fund and Walden SMID Cap Fund is to seek long-term capital growth through an actively managed portfolio of stocks of small to middle capitalization companies. The investment objective of the Small Cap Fund and Walden Small Cap Fund is to seek long-term capital growth through an actively managed portfolio of stocks of small capitalization companies. The investment objective of the Walden International Equity Fund is to seek long-term capital growth through an actively managed portfolio of equities of international companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust may enter into contracts with its vendors and others that provide for general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect risk of loss to be remote.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, “Financial Services - Investment Companies”.

Security Valuation:

The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

The value of each equity security, including common stocks, is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Equity securities traded on the NASDAQ stock market are valued at the NASDAQ official closing price. The prices for foreign securities are reported in local currency and converted to U.S dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by a recognized independent pricing service.

Bonds and other fixed income securities (other than short-term obligations but including listed issues) are provided by an independent pricing service, the use of which has been approved by the Board of Trustees (“Board”). In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less may be valued at amortized cost, which approximates fair value.

The Trust may use a pricing service to value certain portfolio securities where the prices provided are believed to reflect the fair value of such securities. If market prices are not readily available or, in the opinion of the Adviser, market prices do not reflect fair value, or if an event occurs after the close of trading on the exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Adviser will value the Funds’ assets at their fair value according to policies approved by the Board. The Adviser believes that foreign security values may be affected by volatility that occurs in global markets on a trading day after the close of any given foreign securities markets. The fair valuation procedures, therefore, include a procedure whereby foreign security prices may be “fair valued” by an independent pricing service through the use of factors which take such volatility into account.

Investments in investment companies and money market funds are valued at NAV per share.

Continued

Notes to Financial Statements	December 31, 2019

Fair Value Measurements:

The valuation techniques employed by the Funds, as described above in Security Valuation, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

Level 1 — Quoted prices in active markets for identical assets

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used to value investments are not necessarily an indication of the risk associated with investing in those investments.

Pursuant to the valuation techniques described above in Security Valuation, equity securities are generally categorized as Level 1 securities in the fair value hierarchy (unless there is a fair valuation event, in which case affected securities are generally categorized as Level 2 securities). Fixed income securities, including those with a remaining maturity of 60 days or less, are generally categorized as Level 2 securities in the fair value hierarchy. Open-ended investment companies and money market funds are generally categorized as Level 1 securities in the fair value hierarchy.

Investments for which there are no quotations available, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Adviser under the direction of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2019 in valuing the Funds’ investments based on the three levels defined above:

		Level 2	Total
	Level 1	Other Significant	Investments
Fund Name	Quoted Prices	Observable Inputs	in Securities
Asset Management Fund
Common Stocks[1]	$496,631,523	$—	$496,631,523
Corporate Bonds[1]	—	15,765,976	15,765,976
Municipal Bonds[2]	—	21,741,611	21,741,611
U.S. Government & U.S. Government Agency Obligations	—	76,296,574	76,296,574
Investment Companies	12,086,947	—	12,086,947
Total	508,718,470	113,804,161	622,522,631

Equity Fund
Common Stocks[1]	158,831,365	—	158,831,365
Investment Companies	786,177	—	786,177
Total	159,617,542	—	159,617,542

Midcap Fund
Common Stocks[1]	143,457,692	—	143,457,692
Investment Companies	2,224,127	—	2,224,127
Total	145,681,819	—	145,681,819

SMID Cap Fund
Common Stocks[1]	124,560,989	—	124,560,989
Investment Companies	1,691,214	—	1,691,214
Total	126,252,203	—	126,252,203

Small Cap Fund
Common Stocks[1]	231,722,286	—	231,722,286
Investment Companies	3,445,871	—	3,445,871
Total	235,168,157	—	235,168,157

Walden Balanced Fund
Common Stocks[1]	116,490,498	—	116,490,498
Certificate of Deposit	—	200,796	200,796
Corporate Bonds[1]	—	4,356,084	4,356,084
Municipal Bonds[2]	—	3,223,579	3,223,579
U.S. Government & U.S. Government Agency Obligations	—	30,822,479	30,822,479
Investment Companies	2,521,206	—	2,521,206
Total	119,011,704	38,602,938	157,614,642

Walden Equity Fund
Common Stocks[1]	246,390,656	—	246,390,656
Investment Companies	1,713,352	—	1,713,352
Total	248,104,008	—	248,104,008

Walden Midcap Fund
Common Stocks[1]	61,491,084	—	61,491,084
Investment Companies	867,497	—	867,497
Total	62,358,581	—	62,358,581

Continued

Notes to Financial Statements	December 31, 2019

		Level 2	Total
	Level 1	Other Significant	Investments
Fund Name	Quoted Prices	Observable Inputs	in Securities
Walden SMID Cap Fund
Common Stocks[1]	$60,977,391	$—	$60,977,391
Investment Companies	566,745	—	566,745
Total	61,544,136	—	61,544,136

Walden Small Cap Fund
Common Stocks[1]	125,359,500	—	125,359,500
Investment Companies	2,144,929	—	2,144,929
Total	127,504,429	—	127,504,429

Walden International Equity Fund
Common Stocks[3]
Auto Components	488,047	315,808	803,855
Banks	2,011,858	3,957,421	5,969,279
Diversified Telecommunication Services	514,307	1,042,628	1,556,935
Food & Staples Retailing	553,070	897,054	1,450,124
Insurance	789,057	2,690,998	3,480,055
Road & Rail	459,059	1,672,506	2,131,565
Other Common Stocks	—	41,119,392	41,119,392
Investment Companies	614,788	—	614,788
Total	5,430,186	51,695,807	57,125,993

1       For detailed industry classifications, see the accompanying Schedules of Portfolio Investments.

2       For detailed State descriptions, see the accompanying Schedules of Portfolio Investments.

3       For detailed Country classifications, see the accompanying Schedules of Portfolio Investments.

Investment Transactions and Related Income:

Investment transactions are accounted for no later than one business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Investment gains and losses are calculated on an identified cost basis. Interest income is recognized on an accrual basis and includes, where applicable, the amortization or accretion of premium or discount based on effective yield. Dividend income is recorded on the ex-dividend date except in the case of certain foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts:

The Funds may own shares of real estate investment trusts (“REITs”), which report information on the source of their distribution annually. Certain distributions received from REITs during the year, which are known to be return of capital, are recorded as a reduction to the cost of the individual REIT.

Expenses:

Expenses directly attributable to a Fund are charged directly to that Fund. Expenses relating to the Trust are allocated proportionately to each Fund within the Trust according to the relative net assets of each Fund or on another reasonable basis.

Distributions to Shareholders:

Distributions to shareholders are recorded on the ex-dividend date. Dividends to shareholders from net investment income, if any, are declared and paid annually by the Funds. Dividends to shareholders from net realized gains, if any, are declared and distributed at least annually by the Funds. The amounts of distributions to shareholders from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP.

Federal Income Taxes:

Each Fund qualifies and intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes. Therefore, no federal income tax provision is required.

Management has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including U.S. Federal (i.e., the last four tax year ends and the interim tax period since then, as applicable) and believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken as of and during the year ended December 31, 2019. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits, as income tax expense in the Statements of Operations as incurred. There is no income tax noted as due for the year ended December 31, 2019.

Foreign Currency Transactions:

The accounting records of the Funds are maintained in U.S. dollars. Non-U.S. dollar denominated amounts are translated into U.S. dollars as follows, with the resultant exchange gains and losses recorded in the Statements of Operations:

i) Value of investment securities and other assets and liabilities at the exchange rate on the valuation date; and

ii) Purchases and sales of Investment securities and income and expenses at the exchange rate prevailing on the respective date of such transactions.

The Funds do not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the value of investments. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Investment income from non-U.S. sources received by a Fund is generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties. The Funds may be subject to foreign taxes on gains in investments or currency repatriation. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Continued

Notes to Financial Statements	December 31, 2019

New Accounting Pronouncements:

In March 2017, FASB issued Accounting Standards Update No. 2017-08 “Premium Amortization on Purchased Callable Debt Securities” (“ASU 2017-08”), which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Funds have adopted ASU 2017-08 on a modified retrospective basis as of January 1, 2019. The adoption of ASU 2017-08 did not have a significant impact on the amortized cost of investments as of January 1, 2019, and had no impact on beginning net assets, the current period results from operations, or any prior period information presented in the financial statements.

3.	Related Party Transactions and Other Service Arrangements:

Investment Adviser:

The Trust, with respect to the Funds, and the Adviser are parties to an Investment Advisory Agreement under which the Adviser is entitled to receive an annual fee, computed daily and paid monthly, equal to the average daily net assets of each Fund, at the following annual percentage rates before contractual waivers:

Fund	Fee Rate
Asset Management Fund	0.73%*
Equity Fund	0.75%
Midcap Fund	0.75%
SMID Cap Fund	0.75%
Small Cap Fund	0.75%

Fund	Fee Rate
Walden Balanced Fund	0.75%
Walden Equity Fund	0.75%
Walden Midcap Fund	0.75%
Walden SMID Cap Fund	0.75%
Walden Small Cap Fund	0.75%
Walden International Equity Fund	0.75%

*	Effective rate for the year ended December 31, 2019. The Asset Management Fund has an Investment Management Agreement with the Adviser under which the Fund pays: (a) 0.75% of the first $500 million of average daily net assets; (b) 0.50% of average daily net assets in excess of $500 million.

Additionally, two trustees of the Trust are officers of the Adviser or its affiliate, and an officer of the Trust is an officer of the Adviser. These persons are not paid directly by the Funds.

Administration and Fund Accounting:

Citi Fund Services Ohio, Inc. (“Citi”) serves the Funds as administrator. Citi provides administrative and fund accounting services for a fee that is computed daily and paid monthly, based on the aggregate daily net assets of the Trust plus certain base fees.

Certain officers of the Trust are affiliated with Citi. Such persons were paid no fees directly by the Funds for serving as Officers of the Trust. Citi makes an employee available to serve as the Trust’s Chief Compliance Officer (“CCO”) under a Compliance Service Agreement between the Funds and Citi (the “CCO Agreement”). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trust’s compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Funds paid Citi $150,000 for the year ended December 31, 2019, plus certain out of pocket expenses. Citi pays the salary and other compensation earned by the CCO as an employee of Citi.

Distribution:

Foreside Financial Services, LLC (“Foreside”), which is not affiliated with Citi or the Adviser, serves as the Funds’ distribution agent. Fees for these services are paid monthly by the Adviser and not by the Funds.

Shareholder Services:

The Funds may enter into shareholder services agreements with investment advisers, banks, trust companies and other types of organizations (“Authorized Service Providers”), which may include affiliates of the Funds, for providing administrative services with respect to shares of the Funds attributable to or held in the name of the Authorized Service Provider for its clients or other parties with whom they have a servicing relationship. Fees paid by the Funds under shareholder services agreements may not exceed 0.25% of the average daily net assets of each Fund and are presented separately on the Statements of Operations. Affiliates of the Funds did not receive any fees during the year ended December 31, 2019.

Custodian and Transfer Agency:

Boston Trust Walden Company (formally Boston Trust & Investment Management Company) (“Boston Trust”), the parent company of the Adviser, acts as the Funds’ transfer agent. Under the transfer agency agreement, Boston Trust receives a fixed fee of $18,000 annually per fund, accrued daily and paid monthly for its services. Under a sub-transfer agency agreement, FIS Investor Services, LLC receives a fixed annual fee accrued daily and paid monthly, plus annual per account fees and certain out of pocket expenses for its services to the Trust. Expenses incurred under the transfer agency agreement and sub-transfer agency agreement are presented collectively as “Transfer Agency” expenses on the Statements of Operations.

Boston Trust acts as the Funds’ custodian, with the exception of the Walden International Equity Fund. Under the custody agreement, Boston Trust receives an annual asset based fee of 0.014% of the value of securities held. Citibank, N.A. receives sub-custodian fees from Boston Trust for each Fund except the Walden International Equity Fund. Under a separate custody agreement, Citibank, N.A., an affiliate of Citi, serves as custodian for the Walden International Equity Fund and receives a fee based on a percentage of assets held on behalf of the Walden International Equity Fund, transaction fees and certain out of pocket expenses for its services. Such percentages vary by the jurisdiction in which the assets are held.

Fee Reductions:

The Adviser has agreed to reduce its fees payable by the Funds to the extent necessary, exclusive of brokerage costs, interest, taxes, dividends, litigation, indemnification, expenses associated with the investments in underlying investment companies and extraordinary expenses (as determined under GAAP) of each Fund, except the SMID Cap Fund and the Walden International Equity Fund, to 1.00% of the average daily net assets. The Adviser has agreed to reduce its fees payable by the SMID Cap Fund and the Walden International Equity Fund to the extent necessary, subject to certain exclusions, to limit the aggregate annual operating expenses of the SMID Cap Fund to 0.75% of its average daily net assets and the Walden International Equity Fund to 1.10% of its average daily net assets. Prior to May 1, 2019, the contractual expense limitation for the Walden International Equity Fund was 1.15%. Any such reductions made by the Adviser in its fees or in the payment or reimbursement of expenses that are a Fund’s obligation may be subject to repayment by the Fund within three years provided the Fund receiving the reduction, payment or reimbursement is able to effect such repayment and remain in compliance with applicable expense limitations. The expense limitation agreement shall automatically renew effective May 1 of every year until the Adviser provides written notice of non-renewal to the Trust.

Continued

Notes to Financial Statements	December 31, 2019

Pursuant to its agreement, the Adviser reimbursed, and has yet to recoup, fees in the following amounts for the years ended December 31, 2017 (expiring 12/31/2020), December 31, 2018 (expiring 12/31/2021) and December 31, 2019 (expiring 12/31/2022):

Fund	Amount	Expires
Midcap Fund	$42,703	12/31/2022

SMID Cap Fund	87,452	12/31/2020
	168,823	12/31/2021
	170,506	12/31/2022

Small Cap Fund	58,104	12/31/2020
	261,419	12/31/2021
	168,952	12/31/2022

Fund	Amount	Expires
Walden Balanced Fund	$28,580	12/31/2020
	45,249	12/31/2021
	34,853	12/31/2022

Walden Equity Fund	138,810	12/31/2020
	166,166	12/31/2021
	158,316	12/31/2022

Walden Midcap Fund	4,010	12/31/2020

Walden SMID Cap Fund	33,179	12/31/2020
	42,347	12/31/2021
	36,311	12/31/2022

Walden Small Cap Fund	26,962	12/31/2020
	48,303	12/31/2021
	46,849	12/31/2022

Walden International Equity Fund	47,374	12/31/2020
	7,070	12/31/2021

During the year ended December 31, 2019, the Adviser recouped $569 and $7,793 from the Walden Midcap Fund and Walden International Equity Fund, respectively.

As of December 31, 2019, the Adviser may recoup amounts from the Funds as follows:

Total Potential Recoupment
Asset Management Fund	$—
Equity Fund	—
Midcap Fund	42,703
SMID Cap Fund	426,781
Small Cap Fund	488,475

Total Potential Recoupment
Walden Balanced Fund	$108,682
Walden Equity Fund	463,292
Walden Midcap Fund	4,010
Walden SMID Cap Fund	111,837
Walden Small Cap Fund	122,114
Walden International Equity Fund	54,444

In-Kind Subscriptions and Redemptions:

During the year ended December 31, 2019, the Asset Management Fund acquired securities and other assets from a common trust fund managed by the Adviser, the Boston Trust Managed Growth Fund. The subscription proceeds were accomplished through an in-kind contribution of investments and other assets. The contribution was not a taxable event under the provisions of Section 584 of the Internal Revenue Code, and therefore the historical cost basis of those investments was carried forward. The Asset Management Fund issued 808,358 shares to the holders of Boston Trust Managed Growth Fund in exchange for investments and other assets valued at $43,771,772. The value and historical cost of the contributed investments was $43,613,987 and $16,186,943, respectively, which was carried forward to align the ongoing reporting of realized and unrealized gains and losses for tax purposes.

During the year ended December 31, 2019, the Funds delivered securities in exchange for the redemption of shares (redemptions in-kind) as follows:

		Fund Shares	Realized
Fund	Fair Value	Redeemed	Gain/(Loss)
Asset Management Fund	$5,777,713	118,834	$5,029,044
Small Cap Fund	119,901,316	8,413,292	42,132,134

During the year ended December 31, 2018, there were no in-kind subscriptions or redemptions.

Interfund Lending:

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (“SEC”), the Funds may participate in an interfund lending program (the “Program”). The Program provides an alternative credit facility under which the Funds may lend to, or borrow from, one another, consistent with each Fund’s investment objectives, limitations and organization documents. The Program provides a borrowing Fund with a source of liquidity at a rate lower than the bank borrowing rate at times when the cash position of the Fund is insufficient to meet temporary cash requirements. In addition, Funds making short-term cash loans directly to other Funds would earn interest at a rate higher than they otherwise could obtain from investing their cash in repurchase agreements or certain other short-term money market instruments. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. Any open loans at period end are presented under the caption “Payable” for interfund lending in the Statements of Assets and Liabilities. As of December 31, 2019, the Funds had no outstanding loans to or from another fund under the Program. The Funds’ activity in the Program during the period for which loans were outstanding was as follows:

	Borrower or	Weighted Average Loan	Days	Weighted Average Annualized	Interest Income
Fund	Lender	Balance	Outstanding	Interest Rate	(Expense)
Asset Management Fund	Lender	$1,032,360	5	3.63%	$550
SMID Cap Fund	Borrower	243,855	4	3.56	(97)
Walden Equity Fund	Borrower	4,186,378	1	3.90	(453)

Continued

Notes to Financial Statements	December 31, 2019

4.	Purchases and Sales of Securities:

Cost of purchases and proceeds from sales and maturities of securities, excluding in-kinds, short-term securities and U.S. Government securities, for the Funds for the year ended December 31, 2019, totaled:

		Sales and
Fund	Purchases	Maturities
Asset Management Fund	$35,346,517	$14,360,972
Equity Fund	3,752,516	8,058,262
Midcap Fund	65,803,156	20,142,389
SMID Cap Fund	53,440,200	21,188,497
Small Cap Fund	101,134,749	56,083,334
Walden Balanced Fund	16,883,315	7,670,294
Walden Equity Fund	23,511,858	26,275,089
Walden Midcap Fund	15,807,190	12,442,124
Walden SMID Cap Fund	16,664,734	16,328,055
Walden Small Cap Fund	42,325,042	23,742,917
Walden International Equity Fund	15,221,960	5,170,845

Cost of purchases and proceeds from sales and maturities of U.S. Government Securities, excluding short-term securities, for the Funds for the year ended December 31, 2019, totaled:

		Sales and
Fund	Purchases	Maturities
Asset Management Fund	$16,960,605	$15,229,492
Walden Balanced Fund	8,749,446	10,704,277

5.	Federal Income Tax Information:

At December 31, 2019, the cost, gross unrealized appreciation and gross unrealized depreciation on investments, for federal income tax purposes, were as follows:

				Net Unrealized
		Gross Tax Unrealized	Gross Tax Unrealized	Appreciation
Fund	Tax Cost	Appreciation	(Depreciation)	(Depreciation)
Asset Management Fund	$316,873,885	$305,854,880	$(206,134)	$305,648,746
Equity Fund	61,465,057	98,244,993	(92,508)	98,152,485
Midcap Fund	108,760,795	38,569,814	(1,648,790)	36,921,024
SMID Cap Fund	110,053,903	17,716,364	(1,518,064)	16,198,300
Small Cap Fund	180,047,048	58,735,966	(3,614,857)	55,121,109
Walden Balanced Fund	95,781,580	62,333,817	(500,755)	61,833,062
Walden Equity Fund	112,799,891	136,289,638	(985,521)	135,304,117
Walden Midcap Fund	42,270,239	21,161,100	(1,072,758)	20,088,342
Walden SMID Cap Fund	45,119,099	17,256,013	(830,976)	16,425,037
Walden Small Cap Fund	94,879,295	34,164,047	(1,538,913)	32,625,134
Walden International Equity Fund	50,527,563	8,888,348	(2,289,918)	6,598,430

The tax character of distributions paid during the fiscal year ended December 31, 2019 was as follows:

	Distributions paid from
		Net Long Term	Total Taxable
Fund	Ordinary Income	Capital Gains	Distributions
Asset Management Fund	$5,391,202	$350,942	$5,742,144
Equity Fund	1,281,596	160,867	1,442,463
Midcap Fund	1,776,041	3,369,743	5,145,784
SMID Cap Fund	1,290,766	1,944,006	3,234,772
Small Cap Fund	1,133,540	14,436,243	15,569,783
Walden Balanced Fund	1,608,080	906,163	2,514,243
Walden Equity Fund	2,122,863	5,237,707	7,360,570
Walden Midcap Fund	559,523	3,373,441	3,932,964
Walden SMID Cap Fund	462,200	2,606,462	3,068,662
Walden Small Cap Fund	526,851	5,456,202	5,983,053
Walden International Equity Fund	929,213	—	929,213

Continued

Notes to Financial Statements	December 31, 2019

The tax character of distributions paid during the fiscal year ended December 31, 2018 was as follows:

	Distributions paid from
		Net Long Term	Total Taxable
Fund	Ordinary Income	Capital Gains	Distributions
Asset Management Fund	$5,150,766	$14,055,703	$19,206,469
Equity Fund	1,242,397	1,000,925	2,243,322
Midcap Fund	670,067	3,347,813	4,017,880
SMID Cap Fund	1,300,219	120,329	1,420,548
Small Cap Fund	3,182,004	31,455,328	34,637,332
Walden Balanced Fund	1,300,957	1,299,859	2,600,816
Walden Equity Fund	1,698,265	2,456,934	4,155,199
Walden Midcap Fund	498,682	2,565,361	3,064,043
Walden SMID Cap Fund	400,299	1,722,942	2,123,241
Walden Small Cap Fund	424,979	4,423,452	4,848,431
Walden International Equity Fund	649,752	—	649,752

As of December 31, 2019, the components of distributable earnings (deficit) on a tax basis were as follows:

		Undistributed				Total
	Undistributed	Long-Term		Accumulated	Unrealized	Distributable
	Ordinary	Capital	Accumulated	Capital and	Appreciation	Earnings
Fund	Income	Gains	Earnings	Other Losses	(Depreciation)[1]	(Deficit)
Asset Management Fund	$38,055	$1,182,131	$1,220,186	$—	$305,648,746	$306,868,932
Equity Fund	—	890,196	890,196	—	98,152,485	99,042,681
Midcap Fund	156,456	367,330	523,786	—	36,921,024	37,444,810
SMID Cap Fund	—	281,448	281,448	(50,957)	16,198,300	16,428,791
Small Cap Fund	344,160	1,775,234	2,119,394	—	55,121,109	57,240,503
Walden Balanced Fund	162,256	267,711	429,967	—	61,833,062	62,263,029
Walden Equity Fund	134,292	2,466,248	2,600,540	—	135,304,117	137,904,657
Walden Midcap Fund	54,166	494,755	548,921	—	20,088,342	20,637,263
Walden SMID Cap Fund	18,518	359,614	378,132	—	16,425,037	16,803,169
Walden Small Cap Fund	65,530	958,131	1,023,661	—	32,625,134	33,648,795
Walden International Equity Fund	6,819	—	6,819	(114,689)	6,598,029	6,490,159

[1]	The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales and return of capital distributions from REIT securities and other investments.

As of the end of its tax year ended December 31, 2019, the following Funds have a net capital loss carry forwards (“CLCFs”) not subject to expiration as summarized in the tables below. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

Fund	Long Term Amount	Total
Walden International Equity Fund	$114,689	$114,689

During the year ended December 31, 2019, the following Funds utilized capital loss carry forwards to offset realized capital gains:

Fund	Total
Walden International Equity Fund	$120,432

Under current tax law, certain net investment losses and capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds deferred losses as follows:

Post October
Fund	Capital Losses
SMID Cap Fund	$50,957

As of December 31, 2019, the following reclassifications have been made on the Statements of Assets and Liabilities to increase (decrease) such accounts with offsetting adjustments as indicated:

	Total Distributable
Fund	Earnings	Paid in Capital
Asset Management Fund	$(5,029,044)	$5,029,044
Midcap Fund	(99,792)	99,792
SMID Cap Fund	(110,290)	110,290
Small Cap Fund	(42,098,363)	42,098,363
Walden Equity Fund	(1)	1
Walden Midcap	(53,007)	53,007
Walden SMID Cap Fund	(36,544)	36,544
Walden Small Cap Fund	(132,837)	132,837

These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. return of capital, distribution reclass, foreign currency reclass, and equalization), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g. wash sales and post October losses) do not require reclassification. To the extent dividends to shareholders exceed net investment income and net realized gains for tax purposes, they are reported as returns of capital.

Continued

Notes to Financial Statements	December 31, 2019

6.	Control Ownership and Principal Holders:

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumptions of control of the Fund under section 2 (a)(9) of the 1940 Act. As of December 31, 2019, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), owning more than 25% of the total shares outstanding of the Fund as detailed below.

		Percentage of
Fund	Control Ownership	Ownership
Asset Management Fund	US Bank N.A.	87.37%
Equity Fund	US Bank N.A.	94.34
Midcap Fund	US Bank N.A.	48.33
SMID Cap Fund	National Financial Services	63.51
Walden Balanced Fund	US Bank N.A.	56.73
Walden Equity Fund	US Bank N.A.	29.19
Walden Midcap Fund	US Bank N.A.	75.15
Walden SMID Cap Fund	US Bank N.A.	52.77
Walden Small Cap Fund	US Bank N.A.	36.68
Walden International Equity Fund	US Bank N.A.	86.52

7.	Subsequent Events:

Effective February 4, 2020, the Boston Trust Small Cap Fund changed its name to the Boston Trust Walden Small Cap Fund.

Management has evaluated events and transactions through the date these financial statements were issued and concluded no additional subsequent events required recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Boston Trust Walden Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Boston Trust Walden Funds comprising the funds listed below (the “Funds”) as of December 31, 2019, the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

	Statements of	Statements of Changes	Financial
Fund Name	Operations	in Net Assets	Highlights
Boston Trust Asset Management Fund	For the year ended December 31, 2019	For the two years ended December 31, 2019 and 2018	For the years ended December 31, 2019, 2018 and 2017, for the period ended December 31, 2016 and for the years ended March 31, 2016 and 2015
Boston Trust Equity Fund
Boston Trust Midcap Fund
Boston Trust SMID Cap Fund
Boston Trust Small Cap Fund
Walden Balanced Fund
Walden Equity Fund
Walden Midcap Fund
Walden SMID Cap Fund
Walden Small Cap Fund
Walden International Equity Fund	For the year ended December 31, 2019	For the two years ended December 31, 2019 and 2018	For the years ended December 31, 2019, 2018 and 2017, for the period ended December 31, 2016 and for the period ended March 31, 2016

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2008.

COHEN & COMPANY, LTD.

Cleveland, Ohio

February 21, 2020

Supplementary Information (Unaudited)	December 31, 2019

Federal Income Tax Information:

During the fiscal year ended December 31, 2019, the Funds declared long-term realized gain distributions in the following amounts:

Fund	Long-Term Capital Gain Distributions
Asset Management Fund	$350,942
Equity Fund	160,867
Midcap Fund	3,369,743
SMID Cap Fund	1,944,006
Small Cap Fund	14,436,243
Walden Balanced Fund	906,163
Walden Equity Fund	5,237,707
Walden Midcap Fund	3,373,441
Walden SMID Cap Fund	2,606,462
Walden Small Cap Fund	5,456,202

During the fiscal year ended December 31, 2019, the Funds declared short-term realized gain distributions in the following amounts:

Fund	Short-Term Capital Gains Distributions
Midcap Fund	$1,136,363
SMID Cap Fund	661,414
Small Cap Fund	30,527
Walden Balanced Fund	152,946
Walden Equity Fund	251,786
Walden Midcap Fund	243,862
Walden SMID Cap Fund	151,337

For the fiscal year ended December 31, 2019, the following percentage of the total ordinary income distributions paid by the Funds qualify for the distributions received deduction available to corporate shareholders.

Fund	Distribution Received Deduction
Asset Management Fund	100.00%
Equity Fund	100.00
Midcap Fund	79.11
SMID Cap Fund	84.00
Small Cap Fund	100.00
Walden Balanced Fund	100.00
Walden Equity Fund	100.00
Walden Midcap Fund	100.00
Walden SMID Cap Fund	100.00
Walden Small Cap Fund	100.00

For the fiscal year ended December 31, 2019, distributions paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2019 Form 1099-DIV.

Fund	Qualified Dividend Income
Asset Management Fund	100.00%
Equity Fund	100.00
Midcap Fund	82.52
SMID cap Fund	85.83
Small Cap Fund	100.00
Walden Balanced Fund	100.00
Walden Equity Fund	100.00
Walden Midcap Fund	100.00
Walden SMID Cap Fund	100.00
Walden Small Cap Fund	100.00
Walden International Equity Fund	100.00

The following Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on December 31, 2019 are as follows:

	Foreign Source Income	Foreign Tax Expense
Fund	Per Share	Per Share
Walden International Equity Fund	$0.33	$0.03

The pass-through of this foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2019. These shareholders will receive more detailed information along with their 2019 Form 1099-DIV.

Continued

Supplementary Information (Unaudited)	December 31, 2019

Table of Shareholder Expenses:

As a shareholder of the Trust, you incur ongoing costs, including management fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Boston Trust Walden Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 through December 31, 2019.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect the costs incurred by the Funds for buying and selling securities. The Funds do not charge transaction fees, such as redemption fees, nor do the Funds charge a sales charge (load). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period[1]	During Period
	7/1/19	12/31/19	7/1/19 - 12/31/19	7/1/19 - 12/31/19
Asset Management Fund	$1,000.00	$1,093.80	$4.70	0.89%
Equity Fund	1,000.00	1,113.70	4.85	0.91
Midcap Fund	1,000.00	1,073.60	5.23	1.00
SMID Cap Fund	1,000.00	1,066.30	3.91	0.75
Small Cap Fund	1,000.00	1,077.10	5.24	1.00
Walden Balanced Fund	1,000.00	1,087.80	5.26	1.00
Walden Equity Fund	1,000.00	1,114.90	5.33	1.00
Walden Midcap Fund	1,000.00	1,072.40	5.22	1.00
Walden SMID Cap Fund	1,000.00	1,061.80	5.20	1.00
Walden Small Cap Fund	1,000.00	1,076.20	5.23	1.00
Walden International Equity Fund	1,000.00	1,067.60	5.16	0.99

1 Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the costs incurred by the Funds for buying and selling securities. The Funds do not charge transaction fees, such as redemption fees, nor do the Funds charge a sales charge (load). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period[1]	During Period
	7/1/19	12/31/19	7/1/19 - 12/31/19	7/1/19 - 12/31/19
Asset Management Fund	$1,000.00	$1,020.72	$4.53	0.89%
Equity Fund	1,000.00	1,020.62	4.63	0.91
Midcap Fund	1,000.00	1,020.16	5.09	1.00
SMID Cap Fund	1,000.00	1,021.42	3.82	0.75
Small Cap Fund	1,000.00	1,020.16	5.09	1.00
Walden Balanced Fund	1,000.00	1,020.16	5.09	1.00
Walden Equity Fund	1,000.00	1,020.16	5.09	1.00
Walden Midcap Fund	1,000.00	1,020.16	5.09	1.00
Walden SMID Cap Fund	1,000.00	1,020.16	5.09	1.00
Walden Small Cap Fund	1,000.00	1,020.16	5.09	1.00
Walden International Equity Fund	1,000.00	1,020.21	5.04	0.99

[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Continued

Supplementary Information (Unaudited)	December 31, 2019

Tabular Summary of Schedules of Portfolio Investments:

The Boston Trust Walden Funds invested, as a percentage of total net assets, in the following industries and countries as of December 31, 2019.

Asset Management Fund

Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets
Information Technology	20.1%
Financials	15.9
U.S. Government & U.S. Government Agency Obligations	12.2
Health Care	11.7
Industrials	9.1
Communication Services	7. 4
Consumer Staples	7. 1
Consumer Discretionary	4.9
Municipal Bonds	3.5
Materials	2.3
Energy	1.9
Investment Companies	1.9
Utilities	1.9
Other net assets	0.1
Total	100.0%

Equity Fund

Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets
Information Technology	22.9%
Financials	18.8
Health Care	14.2
Industrials	13.3
Consumer Staples	9.1
Communication Services	8.3
Consumer Discretionary	5.7
Materials	3.1
Utilities	2.2
Energy	1.9
Investment Companies	0.5
Other net assets	0.0
Total	100.0%

Midcap Fund

Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets
Industrials	15.6%
Financials	15.3
Information Technology	15.1
Consumer Discretionary	11.8
Health Care	11.8
Real Estate	7.6
Consumer Staples	6.7
Materials	5.7
Utilities	5.3
Energy	2.7
Investment Companies	1.5
Communication Services	1.2
Other net assets	(0.3)
Total	100.0%

SMID Cap Fund

Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets
Industrials	16.7%
Financials	16.2
Information Technology	15.0
Health Care	13.3
Consumer Discretionary	10.6
Real Estate	8.8
Materials	6.1
Utilities	3.9
Consumer Staples	3.5
Energy	3.1
Communication Services	1.4
Investment Companies	1.3
Other net assets	0.1
Total	100.0%

Small Cap Fund

Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets
Industrials	17.4%
Financials	17.0
Health Care	16.5
Information Technology	13.3
Consumer Discretionary	12.4
Real Estate	5.8
Utilities	5.0
Consumer Staples	4.6
Materials	3.9
Energy	2.5
Investment Companies	1.5
Other net assets	0.1
Total	100.0%

Continued

Supplementary Information (Unaudited)	December 31, 2019

Tabular Summary of Schedules of Portfolio Investments (cont.):

Walden Balanced Fund

Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets
U.S. Government & U.S. Government Agency Obligations	19.5%
Information Technology	16.5
Financials	13.0
Health Care	11.9
Industrials	8.9
Consumer Staples	7.5
Communication Services	6.2
Consumer Discretionary	6.1
Materials	2.5
Utilities	2.1
Municipal Bonds	2.0
Energy	1.9
Investment Companies	1.6
Certificate of Deposit	0.1
Other net assets	0.2
Total	100.0%

Walden Equity Fund

Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets
Information Technology	20.9%
Financials	16.3
Health Care	15.3
Industrials	11.3
Consumer Staples	10.1
Consumer Discretionary	8.2
Communication Services	8.1
Materials	3.6
Utilities	3.0
Energy	2.3
Investment Companies	0.7
Other net assets	0.2
Total	100.0%

Walden Midcap Fund

Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets
Financials	16.1%
Industrials	16.1
Information Technology	14.4
Health Care	11.4
Consumer Discretionary	11.1
Real Estate	7.5
Utilities	6.0
Materials	5.9
Consumer Staples	5.8
Energy	2.8
Investment Companies	1.4
Communication Services	1.2
Other net assets	0.3
Total	100.0%

Walden SMID Cap Fund

Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets
Industrials	17.0%
Financials	16.6
Information Technology	15.4
Health Care	14.2
Consumer Discretionary	10.4
Real Estate	8.8
Materials	6.2
Utilities	4.0
Consumer Staples	2.7
Energy	2.3
Communication Services	1.4
Investment Companies	0.9
Other net assets	0.1
Total	100.0%

Walden Small Cap Fund

Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets
Industrials	18.1%
Financials	17.2
Health Care	15.2
Information Technology	14.0
Consumer Discretionary	12.4
Real Estate	5.8
Utilities	5.0
Materials	4.1
Consumer Staples	3.6
Energy	2.5
Investment Companies	1.7
Other net assets	0.4
Total	100.0%

Walden International Equity Fund

Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets
Japan	22.2%
United Kingdom	14.3
France	9.7
Germany	8.7
Switzerland	8.6
Canada	8.5
Australia	6.7
Hong Kong	3.4
Netherlands	2.7
Spain	2.4
Sweden	2.3
Denmark	1.8
Italy	1.5
Finland	1.5
Singapore	1.4
United States	1.1
Ireland	0.8
Israel	0.8
Norway	0.8
Luxembourg	0.6
Belgium	0.5
Other net assets	(0.3)
Total	100.0%

Continued

Supplementary Information (Unaudited)	December 31, 2019

Other Information:

A description of the policies and guidelines that the Funds use to determine how to vote proxies related to portfolio securities is available: (i) without charge, upon request, by calling 1-800-282-8782 ext. 7050, and (ii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

Proxy voting policies and guidelines as well as information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-282-8782 ext. 7050, (ii) online at https://www.bostontrustwalden.com/ investment-services/mutual-funds/; and (iii) on the Commission’s website at http://www.sec.gov.

The Funds file their portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter with the SEC on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter is available on the SEC’s website at http://www.sec.gov. The Funds’ Schedules of Portfolio Investments will be available no later than 60 days after each period end, without charge, online at https://www.bostontrustwalden.com/investment-services/mutual-funds/.

Leanne Moore became a portfolio manager responsible for the daily management of the Boston Trust SMID Cap Fund, Walden SMID Cap Fund, Boston Trust Small Cap Fund, and Walden Small Cap Fund effective February 4, 2020. Mark Zagata became a portfolio manager responsible for the daily management of the Boston Trust Midcap Fund and Walden Midcap Fund effective February 4, 2020. Belinda Cavazos was removed as a portfolio manager responsible for the daily management for the Boston Trust Walden Funds effective February 4, 2020. In all Funds, there has been no change to the Lead Portfolio Manager.

Continued

Investment Adviser Contract Approval (Unaudited)	December 31, 2019

The annual consideration by the Board of Trustees (the “Board”) of the continuation of the investment advisory agreement between Boston Trust Walden Inc., (the “Adviser”) and Boston Trust Asset Management Fund, Boston Trust Equity Fund, Boston Trust Midcap Fund, Boston Trust SMID Cap Fund, Boston Trust Walden Small Cap Fund, Walden Balanced Fund, Walden Equity Fund, Walden Midcap Fund, Walden SMID Cap Fund, Walden Small Cap Fund, and Walden International Equity Fund (the “Funds”).

Section 15 of the Investment Company Act of 1940 (the “1940 Act”) requires that the Investment Advisory Agreement with Boston Trust Walden Inc. (the “Adviser”) be renewed annually by the Board of Trustees of Boston Trust Walden Funds (the “Trust”), including a majority of the Board who are not “interested persons” of the Trust or of the Adviser. It is the duty of the Board to request as much information as is reasonably necessary to evaluate the terms of the Investment Advisory Agreement and determine whether its continuance is fair to the Funds and their shareholders. The Board considered the continuation of the Investment Advisory Agreement at an in-person meeting held on August 14, 2019. The Board requested, and the Adviser provided, information and data relating to: (i) the investment performance of each series of the Trust (the “Funds”) and the Adviser; (ii) the nature, extent and quality of the services provided by the Adviser to the Funds; (iii) the cost of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Funds; (iv) the extent to which economies of scale will be realized as the Funds grow; (v) whether the fee levels reflect these economies of scale to the benefit of Funds’ shareholders; (vi) the advisory fees paid by other comparable funds advised by the Adviser or by a different investment adviser; (vii) the Funds’ expense ratios and the expense ratios of similar funds; and (viii) the effect of any fee waivers and expense reimbursements made by the Adviser.

At the meeting on August 14, 2019, the Board engaged in a thorough review process to determine whether to continue the Investment Advisory Agreement. The Board met directly with representatives of the Adviser and reviewed the information and data listed above, as supplemented by Citi Fund Services Ohio, Inc., the Trust’s administrator. As part of its deliberations, the Board also considered and relied upon the information about the Funds and the Adviser that it had received throughout the year as part of its ongoing oversight of the Funds and their operations.

The Board carefully considered the nature, extent and quality of the services provided by the Adviser. The Board discussed the organizational structure of Adviser and its investment philosophy, portfolio construction process and fixed income approach. The Board discussed the Adviser’s approach to sustainable, responsible and impact investing, including its environmental, social and governance research framework and its portfolio screening guidelines. The Board reviewed the Adviser’s experience and the capabilities of its personnel, as well as the quality of the reports and other materials received from the Adviser. The Board reviewed biographical information about the employees of the Adviser and its parent, Boston Trust Walden Company (“Boston Trust”). The Board addressed the Adviser’s brokerage allocation and execution strategy, noting that the Adviser does not take into consideration sales of Fund shares in selecting brokers through which its affects Fund portfolio transactions. The Board also discussed the Adviser’s compliance program, business continuity and disaster recovery plans, succession planning and employee ownership. Considering the personnel involved in servicing the Funds, as well as the materials and services described above, the Board expressed satisfaction with the quality of the services received from the Adviser.

Next, the Board reviewed the performance of the Funds from inception through June 30, 2019, comparing the performance to various indices and, in the case of the Boston Trust Asset Management Fund and the Walden Balanced Fund, to a bond index, equity index and Treasury bills. The Board noted that as of June 30, 2019, while each Fund outperformed the index and its peer group at various times for the Year-to-Date, 1-year, 3-year, 5-year and Since Inception periods, each Fund generally performed in line with its peer group during the same periods. The Board noted that while the Funds outperformed their benchmarks at various times, performance was consistent with the long-term performance pattern of each Fund’s investment style, as they participated in rising markets and outperformed in falling markets. The Board noted that this downside protection is consistent with the Adviser’s strategy and is routinely communicated to clients and investors. The Board also noted that during a rising market lasting over a decade, the Funds have consistently adhered to a lower risk, higher quality strategy.

The Board noted that the advisory fees for each Fund are within the range of their peer groups. The Board noted that the Adviser has been operating under an Expense Limitation Agreement that requires the Adviser to waive fees and/or reimburse expenses to the extent total operating expenses exceed 0.75% for the Boston Trust SMID Cap Fund, 1.10% for the Walden International Equity Fund and 1.00% for all the other Funds.

Continued

Investment Adviser Contract Approval (Unaudited)	December 31, 2019

Turning to total operating expenses, the Board discussed the components of the Funds’ expense ratios and the services and value shareholders receive in exchange for the fees paid and expense borne by the Funds. The Board noted that the expense ratios for all the Funds were within the range of total operating expenses of the funds in the peer groups. After considering the comparative data as described above, and the Expense Limitation Agreement that was previously renewed by the Board at its February 26, 2019 meeting, the Board concluded that the advisory fees and expense ratios were reasonable.

In reviewing the costs of the services to be provided and the profits to be realized by the Adviser, the Board reviewed the Adviser’s income statement for the 12-months ended December 31, 2018 and the six-months ended June 30, 2019, as well as the gross and net profit margins realized on each Fund. The Board noted that the Adviser is a wholly-owned subsidiary of Boston Trust and the payment of direct and indirect Trust expenses is governed by an Intercompany Services Agreement between the Adviser and Boston Trust. The Board noted that the Adviser’s relationship with the Funds was profitable even though the Adviser is operating under an Expense Limitation Agreement with the Trust. The Board discussed the custody and transfer agency fees earned by the Adviser for services provided to the Funds, which are reduced by amounts paid for sub-custody and sub-transfer agency services.

Information about Trustees and Officers (Unaudited)	December 31, 2019

Overall responsibility for management of the Funds rests with the Board of Trustees. The names of the Trustees and Officers of the Funds, their addresses, ages and principal occupations during the past five years are provided in the tables below. Trustees who are deemed “interested persons,” as defined in the 1940 Act, are referred to as Interested Trustees. Trustees who are not interested persons are referred to as Independent Trustees. The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge and upon request, by calling 1-800-282-8782 or by visiting www.bostontrustwalden.com.

					Other
				Number of Funds	Directorships
	Position(s)	Term of Office*		in Fund Complex	Held by Trustee
Name, Address,	Held with	and Length of	Principal Occupation(s)	Overseen by	during the past
and Year of Birth	the Funds	Time Served	During Past Five Years	Trustee***	five years
INTERESTED TRUSTEES**

Lucia B. Santini One Beacon Street Boston, MA 02108 Year of Birth: 1958	Trustee and President	Since 2011	President, Boston Trust Walden Inc., January 2017 to present, Managing Director, February, 2001 to December 31, 2016; Managing Director and Senior Portfolio Manager, Boston Trust Walden Company (bank trust company), November 1993 to present.	11	None
Heidi Soumerai One Beacon Street Boston, MA 02108 Year of Birth: 1957	Trustee	Since 2013	Managing Director and Director of ESG Research, Boston Trust Walden Company, August 2004 to present; Research Analyst, Boston Trust Walden Company, January 1985 to present.	11	None

INDEPENDENT TRUSTEES
Diane E. Armstrong One Beacon Street Boston, MA 02108 Year of Birth: 1964	Trustee	Since 2005	Advisor, Investment Partners (financial planning firm), January 2018 to present; President, Armstrong Financial Services (financial planning firm), November 2012 to present.	11	None

Elizabeth E. McGeveran One Beacon Street Boston, MA 02108 Year of Birth: 1971	Trustee	Since 2016	Head of Investments, The McKnight Foundation, September 2014 to present.	11	None

Michael M. Van Buskirk	Trustee and	Since 1992;	Retired since 2014.	11	Advisers
One Beacon Street	Chairman of	Chairman Since			Investment Trust
Boston, MA 02108	the Board	2006			(2011 to present)
Year of Birth: 1947					(Chairman of the
					Board)
OFFICERS WHO ARE NOT TRUSTEES
Jennifer Ellis One Beacon Street Boston, MA 02108 Year of Birth: 1972	Treasurer	Since 2011	Director of Finance/Treasurer, Boston Trust Walden Company, May 2011 to present.	N/A	N/A

Curtis Barnes 800 Boylston Street 24th Floor Boston, MA 02199 Year of Birth: 1953	Secretary	Since 2007	Senior Vice President, Citi Fund Services Ohio, Inc. (fund administrator), August 2007 to present.	N/A	N/A

Amy E. Siefer	Chief	Since 2018	Vice President, Citi Fund Services Ohio, Inc. (fund administrator), May 2012 to present.	N/A	N/A
4400 Easton Commons	Compliance
Suite 200	Officer and AML
Columbus, OH 43219	Officer
Year of Birth: 1977

*      Trustees and officers hold their position until resignation or removal.

**    Ms. Santini and Ms. Soumerai are considered “interested persons” of the Trust as defined in the 1940 Act due to their employment with Boston Trust Walden Inc., the Funds’ investment adviser.

*** The “Fund Complex” consists of the Boston Trust Walden Funds.

The page intentionally left blanck.

Investment Adviser

Boston Trust Walden Inc.

One Beacon Street

Boston, MA 02108

Transfer Agent

Boston Trust Walden Company

One Beacon Street

Boston, MA 02108

Administrator

Citi Fund Services Ohio, Inc.

4400 Easton Commons, Suite 200

Columbus, OH 43219

Distributor

Foreside Financial Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, OH 43215

This report is intended for the shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown should not be considered a representation of future performance.

Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Statements and other information herein are dated and subject to change.

02/20

Item 2.	Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Diane Armstrong, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

		December 2019	December 2018
(a)	Audit Fees	$114,500	$114,500

(b)	Audit-Related Fees	$17,250	$17,250

The fees for 2018 and 2019 relate to the consent issuance in three Form 17f-2 filings filed with the Securities and Exchange Commission (“SEC”).

		December 2019	December 2018
(c)	Tax Fees	$27,500	$27,500

Tax fees for both 2018 and 2019 relate to the preparation of the Funds’ federal and state income tax returns, federal excise tax return review and review of capital gain and income distribution calculations.

		December 2019	December 2018
(d)	All Other Fees	$0	$0

(e)(1)	The Audit Committee may pre-approve at any regularly scheduled Audit Committee meeting audit, audit-related, tax and other non-audit services to be rendered or that may be rendered by the Auditor to the Funds and certain non-audit services to be rendered by the Auditor to the Advisor which require pre-approval by the Audit Committee. In connection with such pre-approvals, the Auditor, or a Fund officer, with the assistance of the Auditor, shall provide the Audit Committee with a report containing information about each type of service to be pre-approved at the meeting.

(e)(2)	For the fiscal years ended December 31, 2019 and 2018, 100% of all the fees in paragraph (b) through (d) were approved by the Audit Committee.

(f)	Not applicable.

(g)

For the fiscal year ended December 31, 2019, Cohen Fund Audit Services, Ltd. billed non-audit fees of $44,750.

For the fiscal year ended December 31, 2018, Cohen Fund Audit Services, Ltd. billed non-audit fees of $44,750.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a) Included as part of the report to shareholders filed under Item 1.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Boston Trust Walden Funds

By (Signature and Title)*	/s/ Lucia Santini, President

Date	February 21, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Lucia Santini, President

Date	February 21, 2020

By (Signature and Title)*	/s/ Jennifer Ellis, Treasurer

Date	February 21, 2020